As filed with the Securities and Exchange Commission on January 3, 1997



                                                   Securities Act No. 33-
                                      Investment Company Act File No. 811-4889
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                -------------

                                   FORM N-2
                            REGISTRATION STATEMENT
                                    Under
                          THE SECURITIES ACT OF 1933                         [X]
                        Pre-Effective Amendment No. __                       [ ]
                       Post-Effective Amendment No. __                       [ ]
                                    and/or
       Registration Statement under the Investment Company Act of 1940       [X]
                               Amendment No. 12                              [X]
                       (Check appropriate box or boxes)

                                -------------

                           H&Q HEALTHCARE INVESTORS
              (Exact Name Of Registrant as Specified In Charter)

                                -------------


          50 Rowes Wharf, Fourth Floor, Boston, Massachusetts 02110-3328
               (Address of Principal Executive Offices)      (Zip Code)



        Registrant's Telephone Number, including Area Code: (617) 574-0567



                             ALAN G. CARR, President,
        50 Rowes Wharf, Fourth Floor, Boston, Massachusetts 02110-3328


                     (Name and Address of Agent for Service)

                                -------------

                                 With Copies To:

             SHELDON A. JONES, ESQ.             JOHN H. GRADY JR., ESQ.
             DECHERT PRICE & RHOADS           MORGAN, LEWIS & BOCKIUS LLP
             TEN POST OFFICE SQUARE               1800 M STREET, N.W.
                 BOSTON, MA 02109                WASHINGTON, DC 20036
                  (617) 728-7100                    (202) 467-7087

   Approximate Date of Public Offering: As soon as practicable after the effective date of this Registration Statement.

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


======================================================================================================================
            Title of                                     Proposed Maximum       Proposed Maximum          Amount of
           Securities             Proposed Amount            Offering          Aggregate Offering        Registration
        Being Registered         Being Registered*        Price Per Share             Price                  Fee
----------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest,
  $.01 par value per share        2,644,170 Shares        $17.8125             $47,099,278.13            $14,272.52
======================================================================================================================

*Estimated pursuant to Rule 457(c) on the basis of market price per Share on
 December 30, 1996.
                                -------------



   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.


===============================================================================

                           H&Q HEALTHCARE INVESTORS
                                   FORM N-2
                            CROSS REFERENCE SHEET



PART A



               Information Requested in Prospectus                     Prospectus Caption
               -----------------------------------                     ------------------

Item 1.       Outside Front Cover                          Cover Page of Prospectus

Item 2.       Inside Front and Outside Back Cover Page     Cover Page of Prospectus

Item 3.       Fee Table and Synopsis                       Prospectus Summary; Trust Expenses

Item 4.       Financial Highlights                         Financial Highlights and Investment
                                                           Performance

Item 5.       Plan of Distribution                         The Offer; Distribution Arrangements

Item 6.       Selling Shareholders                         Not Applicable

Item 7.       Use of Proceeds                              Use of Proceeds

Item 8.       General Description of the Registrant        Description of Trust; Investment Adviser;
                                                           Share Price and NAV; Investment Objective
                                                           and Policies

Item 9.       Management                                   Description of Trust; Investment Adviser;
                                                           Trustees and Officers; Portfolio
                                                           Transactions and Brokerage; Custodian,
                                                           Transfer Agent, Dividend Disbursing Agent,
                                                           Registrar and Subscription Agent

Item 10.      Capital Stock, Long-Term Debt, and           Dividend Reinvestment Plan; Taxation;
              Other Securities                             Dividends and Distributions; The Offer

Item 11.      Defaults and Arrears on Senior               Not Applicable
              Securities

Item 12.      Legal Proceedings                            Not Applicable

Item 13.      Table of Contents of the Statement of        Table of Contents of the Statement of
              Additional Information                       Additional Information

PART B

               Information Requested in Statement of                 Statement of Additional
                       Additional Information                          Information Caption
                       ----------------------                          -------------------

Item 14.      Cover Page                                   Cover Page of Statement of Additional
                                                           Information

Item 15.      Table of Contents                            Table of Contents

Item 16.      General Information and History              The Trust

Item 17.      Investment Objective and Policies            Additional Information About Investments
                                                           and Investment Techniques; Investment
                                                           Restrictions

Item 18.      Management                                   Trustees and Officers; The Trust;
                                                           Investment Advisory Agreement

Item 19.      Control Persons and Principal Holders of     Trustees and Officers
              Securities

Item 20.      Investment Advisory and Other Services       Investment Adviser; Investment Advisory
                                                           Agreement; Trustees and Officers

Item 21.      Brokerage Allocation and Other Practices     Portfolio Transactions and Brokerage

Item 22.      Tax Status                                   Tax Matters

Item 23.      Financial Statements                         Financial Statements in Prospectus



PART C


   Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C to this Registration Statement.

PROSPECTUS
================================================================================

                               2,115,336 Shares

                           H&Q HEALTHCARE INVESTORS


              Issuable upon Exercise of Non-Transferable Rights
                         to Subscribe for Such Shares
                     New York Stock Exchange Symbol: HQH


================================================================================
H&Q Healthcare Investors (the "Trust") is issuing to its shareholders of
record ("Shareholders") as of the close of business on                , 1997
(the "Record Date"), non-transferable rights (the "Rights") entitling the holders thereof to subscribe for an aggregate of 2,115,336 shares of beneficial interest of the Trust (the "Shares"), at the rate of one Share for each three Rights held (the "Offer"). Shareholders will receive one non-transferable Right for each Share held. Shareholders who have fully exercised their Rights will have an over-subscription privilege (the "Over-Subscription Privilege") to subscribe for additional shares subject to certain limitations and subject to allotment, for any Shares not acquired by exercise of primary subscription rights. Fractional shares will not be issued upon the exercise of Rights. The Rights are non-transferable and will not be admitted for trading on the New York Stock Exchange (the "NYSE") or any other exchange. Shares of the Trust trade on the NYSE under the symbol "HQH". See
"The Offer". THE SUBSCRIPTION PRICE PER SHARE WILL BE 95% OF THE LOWER OF (a) THE AVERAGE OF THE LAST REPORTED SALES PRICE OF A SHARE ON THE NYSE ON
        , 1997 (THE "PRICING DATE") AND THE FOUR PRECEDING BUSINESS DAYS OR
(b) THE NET ASSET VALUE PER SHARE (THE "NAV") AS OF THE PRICING DATE.

THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON         , 1997
(THE "EXPIRATION DATE"). For additional information regarding the Offer, please call Shareholder Communications Corporation (the "Information Agent") at (800) 733-8481, extension 352, or call collect at (212) 805-7000.

The Trust is a diversified, closed-end management investment company. The Trust's investment objective is to seek long-term capital appreciation by investing primarily in securities of companies in the health services and medical technology (healthcare) industries ("Healthcare Companies"). The Trust will invest primarily in securities of companies that are believed by the Trust's investment adviser to have significant potential for above-average long-term growth in revenues and earnings. The Trust emphasizes investment in securities of emerging growth Healthcare Companies. The Trust may also invest up to 40% of its net assets in venture capital or other securities subject to legal or contractual restrictions as to resale. Such securities may be acquired in connection with venture capital opportunities, as well as in private placements in public companies. No assurance can be given that the Trust will achieve its investment objective. See "Appendix A--Description of Risk Factors and Investment Techniques".

The Trust's investment adviser is Hambrecht & Quist Capital Management Incorporated, the President and sole Director of which is Alan G. Carr, who is responsible for management of the Trust's portfolio. See "Investment Adviser".

The Trust announced the Offer after the close of trading on the NYSE on
        , 1997. The NAV at the close of business on         , 1997 and
                 , 1997 was $     and $    , respectively, and the last
reported sales price of a Share on the NYSE on those dates was $     and
$    , respectively.

As a result of the terms of the Offer, Shareholders who do not fully exercise their Rights, including the Over-Subscription Privilege described herein, will, upon the completion of the Offer, own a smaller proportional interest in the Trust than they owned prior to the Offer. The Offer will result in a dilution of NAV for all Shareholders, because the Subscription Price per Share will be less than the then current NAV. Such dilution might be significant. See "The Offer".

                                -------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
       SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
          COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
             PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                              CRIMINAL OFFENSE.




====================================================================================================================
                  Estimated Subscription Price (1)    Estimated Sales Load (2)    Estimated Proceeds to Trust (3)
Per Share                    $                               $                              $
--------------------------------------------------------------------------------------------------------------------
Total (3)                $                               $                              $

====================================================================================================================
                                                                                  Footnotes set forth on next page


Investors are advised to read this Prospectus and retain it for future reference. This Prospectus sets forth concisely the information an investor should know before exercising the Rights. A Statement of Additional
Information dated                    , 1997 (the "SAI") containing additional
information about the Trust has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. A copy of the SAI, the table of contents of which appears on page of this Prospectus, may be obtained without charge by contacting the Trust at (617) 574-0567.



                                Dealer Manager

                      Prudential Securities Incorporated


                                 -------, 1997

(Notes from cover page)



(1) Estimated on the basis of the average of the last reported sales price of
    a Share on              , 1997 and the four preceding business days.
    Pursuant to the Over-Subscription Privilege, the Trust may increase the number of Shares subject to subscription by up to 25% of the Shares offered hereby. If the Trust increases the number of Shares subject to subscription by 25%, the total maximum Estimated Subscription Price will
    be approximately $              , the total maximum Estimated Sales Load
    will be approximately $                , and the total maximum Estimated
    Proceeds to the Trust will be approximately $        .



(2) In connection with the Offer, the Trust has agreed to pay the Dealer Manager (as defined herein) a fee for its financial advisory, marketing and solicitation services equal to 3.50% of the aggregate Subscription Price for the Shares issued pursuant to the Offer and to reimburse the Dealer Manager for out-of-pocket expenses up to $150,000. The Dealer Manager will reallow to certain broker-dealers a concession of 2.25% of the Subscription Price per Share for Shares issued pursuant to the Offer. See "Distribution Arrangements". These fees and expense reimbursements will be borne by the Trust and indirectly by all of the Trust's Shareholders, including those who do not exercise their Rights. The Trust and the Investment Adviser have agreed to indemnify the Dealer Manager against certain liabilities under the Securities Act of 1933, as amended.



(3) Before deduction of expenses related to the Offer incurred by the Trust, estimated at approximately $368,000, including up to $150,000 to be paid to the Dealer Manager as reimbursement for its out-of-pocket expenses.

                              PROSPECTUS SUMMARY


   The following summary is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the information in this Prospectus assumes that the allowable increase of 25% of the shares of beneficial interest (the "Shares") of H&Q Healthcare Investors (the "Trust") offered hereby pursuant to the Over-Subscription Privilege (as defined herein) will not occur.



                                  THE OFFER

==================================================================================================================
The Offer                             The Trust is issuing to its shareholders of record
                                      ("Shareholders") as of the close of business on                 ,
                                      1997 (the "Record Date") non- transferable rights ("Rights") to subscribe for an aggregate of 2,115,336 Shares of the Trust (the
                                      "Offer"). Each Shareholder will be entitled to subscribe for one
                                      Share for each three Rights held (the "Primary Subscription").
------------------------------------------------------------------------------------------------------------------
Subscription Price                    The subscription price per Share (the "Subscription Price") will be 95% of the lower of (a) the average of the last reported sales
                                      prices of a Share on the New York Stock Exchange ("NYSE") on     ,
                                      1997 (the "Pricing Date") and the four preceding business days or
                                      (b) the net asset value per Share (the "NAV") as of the Pricing
                                      Date.
------------------------------------------------------------------------------------------------------------------
Subscription Period                   Rights may be exercised at any time during the subscription period
                                      (the "Subscription Period"), which commences on
                                                           , 1997 and ends at 5:00 p.m. New York City
                                      time, on            , 1997 (the "Expiration Date").
------------------------------------------------------------------------------------------------------------------
Over-Subscription Privilege           Shareholders who fully exercise their Rights in the Primary
                                      Subscription may have, subject to certain limitations and subject to allotment, a privilege to subscribe for additional Shares (the
                                      "Over-Subscription Privilege"). In order to honor
                                      over-subscription requests, the Trust may, at its discretion, issue up to an additional 25% of the Shares available in the
                                      Offer.
------------------------------------------------------------------------------------------------------------------
Purpose of the Offer                  The Investment Adviser (as defined herein) believes that
                                      increasing the Trust's assets for investment through the Offer will benefit the Trust and its Shareholders by better positioning the Trust to more fully take advantage of available investment opportunities in securities of emerging growth companies in the health services and medical technology (healthcare) industries
                                      ("Healthcare Companies"), particularly venture capital investments in biotechnology and other innovative medical technology
                                      companies.
                                      While there can be no assurance that such benefits will be realized, increasing the Trust's investment assets through the
                                      Offer is intended to:

                                      (bullet) allow the Trust to increase its investments at a time when the Investment Adviser believes that securities of
                                               selected biotechnology and other innovative medical
                                               technology companies are positioned for price
                                               appreciation due to (i) a substantial number of
                                               healthcare products awaiting Food and Drug Administration
                                               ("FDA") approval, (ii) recent advances in computer
                                               technology and scientific knowledge which have caused a
                                               proliferation in new healthcare products and which have
                                               reduced the time and cost of research and development of
                                               such new products, and (iii) an improved regulatory
                                               climate;
==================================================================================================================



                                      3



                              THE OFFER (Cont'd)


==================================================================================================================
                                      (bullet) increase the Trust's average investment size, creating for the Trust additional negotiating leverage and pricing
                                               influence over venture capital and other private equity
                                               investments;

                                      (bullet) provide the Trust with the ability to make additional investments without realizing capital gains on current
                                               investments or otherwise selling current investments at
                                               an unfavorable time; and

                                      (bullet) reduce operating costs per Share.

                                       The Offer affords Shareholders the opportunity to purchase additional
                                       Shares of the Trust at a price that will be below market value and NAV at the Expiration Date. See "The Offer--Purpose of the Offer".

------------------------------------------------------------------------------------------------------------------
Use of Proceeds                       It is expected that the net proceeds of the Offer will be invested primarily in securities of Healthcare Companies, particularly venture capital opportunities in biotechnology and other
                                      innovative medical technology companies. See "Use of Proceeds".
------------------------------------------------------------------------------------------------------------------
How to Obtain Subscription            Contact your broker, bank or trust company.
  Information                         Contact Shareholder Communications Corporation (the "Information
                                      Agent") toll-free at (800) 733-8481, extension 352, or call collect at (212) 805-7000.

------------------------------------------------------------------------------------------------------------------
How to Subscribe                      Shareholders may subscribe in one of the two following ways:

                                      (bullet) Deliver a completed Exercise Form and payment to State
                                               Street Bank and Trust Company (the "Subscription Agent")
                                               by the Expiration Date.

                                      (bullet) If your Shares are held in a brokerage, bank or trust account, have your broker, bank or trust company deliver
                                               a Notice of Guaranteed Delivery to the Subscription Agent
                                               by the Expiration Date.
==================================================================================================================

                         IMPORTANT DATES TO REMEMBER

Record Date                                                                                             , 19
Subscription Period                                                                                     , 19
                                                                                                        , 19
Deadline for delivery of Exercise Form together with payment of Estimated Subscription
  Price or for delivery of Notice of Guaranteed Delivery                                                , 19
Expiration Date and Pricing Date                                                                        , 19
Deadline for payment pursuant to Notice of Guaranteed Delivery                                          , 19
Confirmation Date to Registered Shareholders                                                            , 19
For Registered Shareholder Purchases--deadline for payment of unpaid balance if final
  Subscription Price is higher than Estimated Subscription Price                                        , 19

                                  THE TRUST

==================================================================================================================
The Trust                             The Trust is a diversified, closed-end management investment company organized as a Massachusetts business trust. As of
                                                      , 1997, the Trust had 6,346,009 Shares
                                      outstanding, which are traded on the NYSE under the symbol "HQH".
                                      As of                , 1997, the Trust's NAV and last reported
                                      sales price per Share were $           and $           ,
                                      respectively.

------------------------------------------------------------------------------------------------------------------
Investment Adviser                    Hambrecht & Quist Capital Management Incorporated (the "Investment
                                      Adviser") serves as investment adviser to the Trust. The
                                      Investment Adviser is an indirect wholly-owned subsidiary of
                                      Hambrecht & Quist Group, which through its various related entities has investment research, investment banking and venture capital expertise in the healthcare industries. See "Investment
                                      Adviser". The majority of the Trust's Board of Trustees is unaffiliated with the Investment Adviser; nevertheless, the Trust may be subject to certain potential conflicts of interest. See
                                      "Portfolio Transactions and Brokerage".

------------------------------------------------------------------------------------------------------------------
Portfolio Manager                     Alan G. Carr is the Trust's President and portfolio manager and is the President and sole Director of the Investment Adviser. Mr.
                                      Carr has been managing equity portfolios emphasizing investment in emerging growth companies for over 30 years and portfolios specializing in publicly traded equity securities of Healthcare
                                      Companies, as well as in venture capital opportunities in the healthcare industries, for the last 15 years. See "Investment
                                      Adviser" and "Trustees and Officers".

------------------------------------------------------------------------------------------------------------------
General Investment Guidelines         The Trust's investment objective is to seek long-term capital appreciation by investing primarily in securities of Healthcare
                                      Companies. Under normal market conditions, the Trust expects to invest at least 80% of its net assets in securities of Healthcare
                                      Companies and in no event will have less than 25% of its net assets so invested.

------------------------------------------------------------------------------------------------------------------
Venture Capital                       The Trust emphasizes investment in securities of emerging growth
  Investments                         Healthcare Companies. The Trust may invest up to 40% of its net assets in securities subject to legal or contractual restrictions as to resale ("Restricted Securities"). The Trust's investments in
                                      Restricted Securities may include "start-up", early and later stage financings of privately held companies and private
                                      placements in public companies. See "Investment Objective and
                                      Policies".
==================================================================================================================

                   RISK FACTORS AND SPECIAL CONSIDERATIONS


   This Prospectus contains certain statements that may be deemed to be "forward-looking statements". Actual results could differ materially from those projected in the forward-looking statements as a result of uncertainties set forth below and elsewhere in the Prospectus. See "Appendix A--Description of Risk Factors and Investment Techniques" for a more complete description of risks that may be associated with an investment in the Trust.

==================================================================================================================
Dilution                              The Offer will result in dilution.
                                      Shareholders who do not fully exercise their Rights will
                                      experience as a result of the Offer: dilution of NAV; dilution of a proportionate ownership interest in the Trust; and dilution of voting power.

                                      Also, an immediate dilution of NAV will be experienced by all
                                      Shareholders, regardless of whether they exercise any or all of their Rights, because the Subscription Price will be less than the current NAV, and the number of Shares outstanding after the Offer will increase by a greater percentage than the increase in the size of the Trust's assets.
------------------------------------------------------------------------------------------------------------------
Concentration in the                  The Trust expects under normal market conditions to invest at
  Healthcare Industries               least 80% of its net assets in securities of Healthcare Companies and in no event will have less than 25% of its net assets so invested. Healthcare Companies have in the past been characterized by limited product focus, rapidly changing technology and
                                      extensive government regulation. These factors may result in abrupt advances and declines in the securities prices of
                                      particular companies and, in some cases, may have a broad effect on the prices of securities of companies in particular healthcare industries.

                                      Intense competition exists within and among certain healthcare industries, including competition to obtain and sustain
                                      proprietary technology protection upon which Healthcare Companies can be highly dependent for maintenance of profit margins and market exclusivity.

                                      Cost containment measures implemented by the federal government have adversely affected certain sectors of the healthcare
                                      industries. The implementation of any such further cost
                                      containment measures may have an adverse effect on some companies in the healthcare industries.
------------------------------------------------------------------------------------------------------------------
Investment in Emerging Growth         The Trust emphasizes investment in equity securities of emerging
  Companies                           growth Healthcare Companies. While these securities offer the opportunity for significant capital gains, such investments also involve a degree of risk that can result in substantial losses.
------------------------------------------------------------------------------------------------------------------
Key Personnel                         There may be only a limited number of securities professionals who have comparable investment experience to Mr. Carr, the Trust's portfolio manager, in the area of Healthcare Companies. In the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser, there can be no assurance that a suitable replacement for Mr. Carr could be found immediately.
==================================================================================================================

                                      6

Liquidity of Portfolio                The Trust may invest substantially all of its net assets in
  Investments                         securities of emerging growth Healthcare Companies, including venture capital and other private equity investments. Some of these securities are traded in the over- the-counter market or on regional stock exchanges where the low trading volume of a particular security may result in abrupt and erratic price movements. An investment in such securities may have limited liquidity, and the Trust may find it necessary to sell at a discount from recent prices or to sell over extended periods of time when disposing of such securities. Restricted Securities in which the Trust may invest cannot be sold except in a public offering registered under the Securities Act of 1933, as amended
                                      (the "Securities Act"), pursuant to an exemption thereunder or in compliance with applicable regulations of the Securities and
                                      Exchange Commission.
------------------------------------------------------------------------------------------------------------------
Foreign Securities                    The Trust may invest up to 20% of its net assets in securities of foreign issuers, expected to be located primarily in Western
                                      Europe, Canada and Japan, and securities of United States ("U.S.")
                                      issuers traded in foreign markets ("Foreign Securities"). Foreign
                                      Securities may be less liquid and have prices that are more volatile than securities of comparable U.S. companies. An
                                      investment in Foreign Securities may also involve currency risk.
------------------------------------------------------------------------------------------------------------------
Discount from NAV                     The Trust's Shares may trade at a discount to NAV. This is a risk separate and distinct from the risk that the Trust's NAV will decrease.
------------------------------------------------------------------------------------------------------------------
Declaration of Trust                  Certain provisions of the Trust's Declaration of Trust may be regarded as "anti-takeover" provisions because they could have the effect of limiting the ability of other entities or persons to acquire control of the Trust.
==================================================================================================================

                                TRUST EXPENSES

   The following estimated table is intended to assist Trust investors in understanding the various costs and expenses associated with investing in the Trust through the exercise of Rights.

 Shareholder Transaction Expenses

 Sales Load (as a percentage of the Subscription Price) (1)              3.50%
 Dividend Reinvestment Plan Fees                                         None
Annual Expenses (as a percentage of average net assets attributable to Shares) (2)
 Advisory Fee                                                           1.375%
 Other Operating Expenses                                                .225%
                                                                        -----
 Total Annual Expenses (3)                                              1.600%
                                                                        =====

-------------


(1) In connection with the Offer, the Trust has agreed to pay the Dealer Manager (as defined herein) a fee for its financial advisory, marketing and solicitation services equal to 3.50% of the aggregate Subscription Price for the Shares issued pursuant to the Offer and to reimburse the Dealer Manager for out-of-pocket expenses up to $150,000. The Dealer Manager will reallow to certain broker-dealers a concession of 2.25% of the Subscription Price Per Share for Shares issued pursuant to the Offer. In addition, the Trust has agreed to pay a fee to the Subscription Agent and the Information Agent estimated to be $10,000 and $22,000, respectively, which includes reimbursement for their out-of-pocket expenses related to the Offer. These fees will be borne by the Trust and indirectly by all of the Trust's Shareholders, including those who do not exercise their Rights. See "Distribution Arrangements".



(2) Fees payable under the Advisory Agreement (as defined herein) are calculated on the basis of the Trust's total assets. The advisory fee shown above assumes the maximum allowable advisory fee under the Advisory Agreement. "Other Expenses" has been estimated for the current fiscal year.



(3) The estimated 1.60% expense ratio assumes that the Offer is fully subscribed, yielding estimated net proceeds of approximately $
    million (assuming a Subscription Price of $    per Share) and that, as a
    result, based on the Trust's net assets attributable to Shareholders on
            , 1997, the average net assets attributable to Shareholders would
    be $      million.


Hypothetical Example

An investor would directly or indirectly pay the following expense on a $1,000 investment in the Trust, assuming a 5% annual return:


               One Year    Three Years    Five Years    Ten Years
               $16         $50            $85           $186


   This Hypothetical Example assumes that all dividends and other distributions are reinvested at NAV and that the percentage amounts listed under Annual Expenses above remain the same in the years shown. See also Note
(3) above for assumptions made in calculating the expenses in this Hypothetical Example. The above tables and the assumption in the Hypothetical Example of a 5% annual return are required by regulation of the Securities and Exchange Commission (the "Commission") applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Trust's Shares. For more complete descriptions of certain of the Trust's costs and expenses, see "Investment Adviser".


   This Hypothetical Example should not be considered a representation of past or future expenses, and the Trust's actual expenses may be more or less than those shown.

               FINANCIAL HIGHLIGHTS AND INVESTMENT PERFORMANCE



Financial Highlights


   The following information has been audited by Arthur Andersen LLP, independent public accountants, as stated in their report included elsewhere in this Prospectus and should be read in conjunction with the Financial Statements and Notes thereto included elsewhere in this Prospectus.



                           H&Q HEALTHCARE INVESTORS



                             FINANCIAL HIGHLIGHTS
  (Selected data for each Share outstanding throughout the period indicated)



                                                  For the years ended September 30,
                             ----------------------------------------------------------------------------
                                  1996            1995           1994           1993            1992
                            --------------- --------------- -------------- --------------  --------------
Net asset value per share:
Beginning of period                $21.818         $16.609        $17.604        $17.340        $19.207
                               -----------     -----------     -----------    -----------    -----------
Net investment income
  (loss)                           ($0.331)        ($0.228)       ($0.199)       ($0.190)       ($0.076)
Net realized and unrealized
  gain (loss) on
  investments                        5.487           5.437         (0.230)         0.970          0.247
Federal income taxes on
  retained long-term
  capital gains                         --              --         (0.566)        (0.516)        (1.078)
                               -----------     -----------     -----------    -----------    -----------

Total increase (decrease)
  from investment
  operations                        $5.156          $5.209        ($0.995)        $0.264        ($0.907)
                               -----------     -----------     -----------    -----------    -----------
Distribution to
  shareholders
Short-term capital gains                --              --             --             --        ($0.040)
Long-term capital gains            ($1.220)             --             --             --         (0.920)
                               -----------     -----------     -----------    -----------    -----------
Total distributions                ($1.220)             --             --             --        ($0.960)
                               -----------     -----------     -----------    -----------    -----------
Net asset value per share:
End of period                      $25.754         $21.818        $16.609        $17.604        $17.340
                               ===========     ===========     ===========    ===========    ===========
Per share market value:
End of period                      $20.875         $18.250        $15.125        $18.375        $19.375
Total investment return (a)          22.03%          20.66%        (17.69%)        (5.16%)         9.43%
Net assets:
 End of period                $147,552,505    $121,072,675    $92,169,061    $97,690,739    $96,222,175
RATIOS AND SUPPLEMENTAL DATA:
Ratio of operating expenses
  to average net assets               1.62%           1.76%          1.74%          1.84%          1.72%
Ratio of net investment
  (loss) to average net
  assets                             (1.44%)         (1.31%)        (1.13%)        (1.06%)        (0.38%)
Portfolio turnover rate              22.41%          22.81%         28.10%         28.36%         35.45%
Average commission rate
  paid per listed share
  purchased (a)                       $.07             N/A            N/A            N/A            N/A
Number of shares
  outstanding at end of
  period                         5,729,160       5,549,198      5,549,198      5,549,198      5,539,450


-------------

* Annualized.


(a) Average commission rate per share required for fiscal years that began September 1, 1995, or later; total investment return information not required for fiscal years 1987 through 1989.

                             FINANCIAL HIGHLIGHTS
                                 (continued)



                                                                                             For the period
                                                                                             April 22, 1987
                                                                                             (commencement
                                                                                            of operation) to
                                            For the years ended September 30,                September 30,
                                    1991           1990           1989           1988             1987
                              --------------- -------------- -------------- --------------  -----------------
Net asset value per share:
Beginning of period                  $11.313        $10.647         $8.036         $9.450          $9.250
                                  ----------      ----------     ----------     ----------       ----------
Net investment income (loss)         ($0.014)        $0.014         $0.003        ($0.019)         $0.030
Net realized and unrealized
  gain (loss) on investments           8.743          0.652          2.608         (1.375)          0.170
Federal income taxes on
  retained long-term capital
  gains                                   --             --             --             --              --
                                  ----------      ----------     ----------     ----------       ----------

Total increase (decrease)
  from investment operations          $8.729         $0.666         $2.611        ($1.394)         $0.200
                                  ----------      ----------     ----------     ----------       ----------
Distribution to shareholders
Short-term capital gains             ($0.055)            --             --             --              --
Long-term capital gains               (0.780)            --             --        ($0.020)             --
                                  ----------      ----------     ----------     ----------       ----------
Total distributions                  ($0.835)            --             --        ($0.020)             --
                                  ----------      ----------     ----------     ----------       ----------
Net asset value per share:
End of period                        $19.207        $11.313        $10.647         $8.036          $9.450
                                  ==========      ==========     ==========     ==========       ==========
Per share market value:
End of period                        $18.375         $9.250         $9.750         $6.375          $5.625
Total investment return (a)           113.06%          1.37%           N/A            N/A             N/A
Net assets:
 End of period                  $106,396,527    $62,661,275    $58,974,336    $44,515,399     $52,366,673
RATIOS AND SUPPLEMENTAL DATA:
Ratio of operating expenses
  to average net assets                 1.73%          1.74%          1.89%          1.98%           1.83%*
Ratio of net investment
  (loss) to average net
  assets                               (0.10%)         0.12%          0.02%         (0.25%)          0.74%*
Portfolio turnover rate                23.04%         47.02%         46.90%         57.42%          17.34%*
Average commission rate paid
  per listed share purchased
  (a)                                    N/A            N/A            N/A            N/A             N/A
Number of shares outstanding
  at end of period                 5,539,450      5,539,450      5,539,450      5,539,450       5,539,450

-------------

* Annualized.



(a) Average commission rate per share required for fiscal years that began September 1, 1995, or later; total investment return information not required for fiscal years 1987 through 1989.

Portfolio Characteristics

   A substantial portion of the Trust's investment portfolio consists of venture capital and private equity investments. As of September 30, 1996, 25.2% of the Trust's assets were invested in Restricted Securities of 31 Healthcare Companies. While at the time of investment by the Trust each of these 31 companies was privately-held, as of September 30, 1996 the securities of 12 companies were publicly-traded. The Trust continues to value these securities below current market prices as they remain restricted as to resale.



   From inception, the Trust has made 126 venture capital investments in 55 private companies and 8 private placements in public companies. There have been 30 initial public offerings and 3 acquisitions of restricted portfolio companies as of September 30, 1996.


   The following sets forth certain information with respect to the composition of the Trust's investment portfolio as of September 30, 1996.


                            The Trust's Portfolio
                          (as of September 30, 1996)

[Tabular representation of bar chart]

                               RESTRICTED        UNRESTRICTED      TOTAL
                               ----------        ------------      ------
BIOTECHNOLOGY                   0.0946               0.2528        0.3474

MEDICAL SUPPLIES                0.0429               0.0805        0.1234

CRO's                           0.0136               0.0944         0.108

MEDICAL SPECIALTY               0.0353               0.0613        0.0966

DIAGNOSTICS                     0.0519               0.0239        0.0758

AGRI/ENVIRONMENTAL              0.0079                0.067        0.0749

LIQUID ASSETS                        0               0.0677        0.0677

PHARMACEUTICALS                 0.0059              0.0598         0.0657

MANAGED CARE                         0              0.0406         0.0406




   The following table sets forth the Trust's ten largest holdings as a percentage of net assets.


                       The Trust's Ten Largest Holdings
                          (as of September 30, 1996)


                                        % of Net Assets
                                        ----------------
Martek Biosciences*                           7.48%
Quintiles Transnational                       5.22%
Vivus*                                        4.68%
IBAH*                                         3.29%
IDEXX Laboratories*                           3.13%
Cytyc*                                        2.72%
Vencor                                        2.46%
Boston Scientific                             2.43%
SEQUUS Pharmaceuticals*                       2.35%
Phoenix International Life Sciences           2.29%
   Total                                     36.05%


*These securities were Restricted Securities when initially purchased by the Trust.

As of September 30, 1996, six of the Trust's ten largest holdings were originally venture capital investments. This portion of the Trust's investment portfolio has historically outperformed the Trust's overall portfolio as measured by NAV total return. Through September 30, 1996, the internal rate of return as calculated by the Investment Adviser for the restricted portfolio has been 19.9% per year before fees and 18.4% per year after allocated advisory fees since inception. The preceding rate of return information represents past performance only, was derived during a period of generally rising securities prices, and is not a guarantee of future performance. Shareholders of the Trust may experience gain or loss as a result of the price performance of Shares of the Trust, which in turn is materially affected by the performance of the entire portfolio, not just the Restricted Securities portion of the portfolio. There can be no guarantee that the Investment Adviser will invest the Trust's assets in successful Restricted Securities investments.



Share Price and NAV

   The Trust's Shares are publicly held and have been listed and are trading on the NYSE. The average weekly trading volume of the outstanding Shares of the Trust for the fiscal year ended September 30, 1996 was 56,000. Shares of the Trust have frequently traded at a discount from NAV but have occasionally traded at a premium to NAV. There can be no assurance that Shares will trade at premium to NAV in the future. The following table sets forth for the quarters indicated the high and low closing prices per Share on the NYSE, the corresponding NAV, the percentage premium or discount at such closing prices, and the number of Shares traded. See the cover page of this Prospectus for the NAV and the last reported sales price per Share on the NYSE as of the date of this Prospectus.


                   Market                                 Market
                    Price   Corresponding    Premium/     Price    Corresponding    Premium/
   Fiscal (Sept.)    (1)      Net Asset     (Discount)     (1)       Net Asset     (Discount)    Trading
     Quarter        High      Value (2)         (2)        Low       Value (2)         (2)       Volume
     -------        ----      ---------      --------      ---       --------       --------     ------
1995
 First Quarter     $15.25       $16.55         (7.85)%    $12.88       $15.47        (16.77)%    672,800
 Second Quarter     15.00        16.84        (10.93)      13.38        15.98        (16.30)     561,500
 Third Quarter      15.63        17.38        (10.10)      13.88        17.01        (18.43)     592,600
 Fourth Quarter     18.88        21.62        (12.70)      15.25        18.50        (17.57)     674,000
1996
 First Quarter      20.50        23.10        (11.26)      16.88        20.37        (17.16)     622,600
 Second Quarter     23.88        26.24         (9.01)      20.00        23.39        (14.49)     796,600
 Third Quarter      23.63        28.84        (18.08)      20.25        24.98        (18.94)     711,900
 Fourth Quarter     21.75        26.77        (18.75)      17.63        21.77        (19.04)     780,900
1997
 First Quarter



-------------

(1) As reported by the NYSE.
(2) Based on the Trust's computations, on the day that the high or low market price was recorded.

Investment
Performance


    Total Return of the Trust. Since the Trust's first full month of operations, the Trust's Share price and NAV have increased at an annualized rate of 10.2% and 12.9%, respectively, through November 30, 1996. The following two charts compare the historical total return of the Trust as measured by changes in Share price and NAV, with changes in the Dow Jones Medical and Biotechnology Index. The charts reflect the reinvestment of dividends and capital gains and do not incorporate shareholder transaction costs.



                     H&Q Healthcare Investors Stock Price
                 v. Dow Jones Medical and Biotechnology Index
                  (from April 30, 1987 to November 30, 1996)


[Tabular representation of Line Chart]


Date           Market         DJMB
----           ------         ----
30-Apr-87      100.0%         100.0%
31-May-87       84.6%         102.9%
30-Jun-87       84.6%          99.6%
31-Jul-87       89.7%          99.1%
31-Aug-87       84.6%         100.1%
30-Sep-87       79.5%          98.2%
31-Oct-87       61.5%          69.9%
30-Nov-87       51.3%          65.3%
31-Dec-87       57.9%          77.1%
31-Jan-88       63.0%          79.9%
29-Feb-88       68.2%          81.8%
31-Mar-88       70.7%          79.95
30-Apr-88       66.9%          70.5%
31-May-88       65.6%          66.9%
30-Jun-88       68.2%          69.4%
31-Jul-88       68.2%          65.5%
31-Aug-88       64.3%          63.3%
30-Sep-88       66.9%          62.5%
31-Oct-88       66.9%          61.1%
30-Nov-88       60.4%          59.2%
31-Dec-88       65.6%          62.1%
31-Jan-89       68.2%          66.8%
28-Feb-89       65.6%          68.1%
31-Mar-89       72.0%          72.9%
30-Apr-89       79.7%          76.2%
31-May-89       75.9%          77.1%
30-Jun-89       75.9%          77.1%
31-Jul-89       82.3%          83.8%
31-Aug-89       82.3%          82.9%
30-Sep-89       93.9%          88.3%
31-Oct-89       88.7%          92.4%
30-Nov-89       96.4%          95.7%
31-Dec-89      100.3%          92.0%
31-Jan-90       95.2%          88.1%
28-Feb-90       92.6%          94.0%
31-Mar-90       97.7%          98.3%
30-Apr-90       93.9%          99.5%
31-May-90      105.4%         114.0%
30-Jun-90      118.3%         123.4%
31-Jul-90      117.0%         108.3%
31-Aug-90      101.6%         101.9%
30-Sep-90       95.2%          94.0%
31-Oct-90       96.4%          91.5%
30-Nov-90      111.9%         110.2%
31-Dec-90      121.3%         109.5%
31-Jan-91      126.8%         125.0%
28-Feb-91      151.7%         150.3%
31-Mar-91      177.9%         168.7%
30-Apr-91      169.6%         156.9%
31-May-91      175.1%         170.2%
30-Jun-91      166.8%         162.0%
31-Jul-91      173.7%         178.0%
31-Aug-91      188.9%         183.6%
30-Sep-91      201.3%         197.7%
31-Oct-91      224.7%         211.3%
30-Nov-91      228.9%         207.5%
31-Dec-91      294.8%         246.5%
31-Jan-92      309.1%         222.5%
28-Feb-93      207.5%         127.2%
31-Mar-93      197.5%         127.6%
30-Apr-93      200.3%         124.1%
31-May-93      206.0%         128.1%
30-Jun-93      197.5%         132.7%
31-Jul-93      193.2%         131.5%
31-Aug-93      201.8%         131.8%
30-Sep-93      210.3%         141.05
31-Oct-93      217.5%         153.5%
30-Nov-93      198.9%         153.5%
31-Dec-93      200.3%         155.3%
31-Jan-94      218.9%         165.4%
28-Feb-94      204.6%         150.65
31-Mar-94      193.2%         142.2%
30-Apr-94      180.3%         140.9%
31-May-94      180.3%         148.5%
30-Jun-94      163.1%         141.6%
31-Jul-94      160.3%         149.9%
31-Aug-94      178.95         168.3%
30-Sep-94      173.1%         176.4%
31-Oct-94      156.05         174.5%
30-Nov-94      160.3%         176.9%
31-Dec-94      157.4%         179.4%
31-Jan-95      164.5%         185.1%
28-Feb-95      163.1%         184.3%
31-Mar-95      158.8%         186.3%
30-Apr-95      166.05         185.2%
31-May-95      164.5%         183.0%
30-Jun-95      176.0%         193.7%
31-Jul-95      190.3%         199.05
31-Aug-95      206.0%         208.3%
30-Sep-95      208.9%         216.2%
31-Oct-95      207.5%         213.1%
30-Nov-95      207.6%         227.0%
31-Dec-95      248.8%         254.2%
31-Jan-96      276.3%         267.6%
29-Feb-96      274.8%         264.2%
31-Mar-96      259.5%         259.0%
30-Apr-96      270.2%         264.3%
31-May-96      283.9%         263.7%
30-Jun-96      264.1%         245.6%
31-Jul-96      232.0%         236.8%
31-Aug-96      247.3%         249.2%
30-Sep-96      254.9%         273.5%
31-Oct-96      235.1%         271.2%
30-Nov-96      252.6%         277.1%

       HQH Stock Price (1)    Dow Jones Medical and Biotechnology Index (2)


-------------

(1) Source: CDA/Weisenberger
(2) Source: IDD Information Services/Tradeline

                   H&Q Healthcare Investors Net Asset Value
                 v. Dow Jones Medical and Biotechnology Index


[Tabular representation of Line Chart]


Date           NAV            DJMB
----           ---            ----
30-Apr-87      100.0%         100.0%
31-May-87       99.5%         102.9%
30-Jun-87      103.0%          99.6%
31-Jul-87      103.1%          99.1%
31-Aug-87      104.1%         100.1%
30-Sep-87      100.8%          98.2%
31-Oct-87       76.0%          69.9%
30-Nov-87       74.7%          65.3%
31-Dec-87       78.9%          77.1%
31-Jan-88       84.3%          79.9%
29-Feb-88       87.2%          81.8%
31-Mar-88       89.1%          79.9%
30-Apr-88       87.7%          70.5%
31-May-88       83.8%          66.9%
30-Jun-88       88.4%          69.4%
31-Jul-88       87.1%          65.8%
31-Aug-88       83.7%          63.3%
30-Sep-88       87.2%          62.6%
31-Oct-88       86.6%          61.1%
30-Nov-88       80.2%          59.2%
31-Dec-88       85.1%          62.1%
31-Jan-89       88.5%          66.8%
28-Feb-89       87.9%          68.1%
31-Mar-89       93.7%          72.9%
30-Apr-89       97.8%          76.2%
31-May-89      102.1%          79.3%
30-Jun-89       95.9%          77.1%
31-Jul-89      106.2%          83.8%
31-Aug-89      109.2%          82.9%
30-Sep-89      115.5%          88.3%
31-Oct-89      113.5%          92.4%
30-Nov-89      119.6%          95.7%
31-Dec-89      121.7%          92.05
31-Jan-90      113.1%          88.1%
28-Feb-90      113.5%          94.0%
31-Mar-90      118.0%          98.3%
30-Apr-90      115.9%          99.5%
31-May-90      129.6%         114.0%
30-Jun-90      138.5%         123.4%
31-Jul-90      140.9%         108.3%
31-Aug-90      128.8%         101.9%
30-Sep-90      122.6%          94.0%
31-Oct-90      122.4%          91.8%
30-Nov-90      134.8%         110.2%
31-Dec-90      142.9%         109.6%
31-Jan-91      146.3%         125.05
28-Feb-91      174.6%         150.3%
31-Mar-91      191.0%         168.7%
30-Apr-91      186.4%         156.95
31-May-91      194.6%         170.25
30-Jun-91      182.7%         162.05
31-Jul-91      195.8%         178.05
31-Aug-91      213.6%         183.6%
30-Sep-91      221.5%         197.7%
31-Oct-91      230.3%         211.3%
30-Nov-91      236.2%         207.5%
31-Dec-91      276.7%         246.8%
31-Jan-92      285.0%         222.6%
29-Feb-92      260.05         195.9%
31-Mar-92      245.2%         181.8%
30-Apr-92      212.7%         152.85
31-May-92      230.2%         167.25
30-Jun-92      211.4%         165.65
31-Jul-92      241.4%         170.2%
31-Aug-92      224.5%         157.75
30-Sep-92      223.0%         151.6%
31-Oct-92      216.3%         158.1%
30-Nov-92      235.3%         176.8%
31-Dec-92      245.8%         178.05
31-Jan-93      235.5%         149.6%
28-Feb-93      206.6%         127.2%
31-Mar-93      200.85         127.6%
30-Apr-93      201.7%         124.1%
31-May-93      211.1%         128.1%
30-Jun-93      207.5%         132.7%
31-Jul-93      205.7%         131.65
31-Aug-93      207.5%         131.8%
30-Sep-93      212.2%         141.0%
31-Oct-93      224.5%         153.5%
30-Nov-93      224.4%         153.5%
31-Dec-93      226.2%         155.3%
31-Jan-94      239.1%         165.4%
28-Feb-94      225.9%         150.65
31-Mar-94      209.2%         142.2%
30-Apr-94      205.4%         140.9%
31-May-94      204.5%         148.5%
30-Jun-94      195.3%         141.6%
31-Jul-94      190.6%         149.9%
31-Aug-94      210.1%         168.3%
30-Sep-94      200.4%         176.4%
31-Oct-94      195.6%         174.5%
30-Nov-94      190.0%         176.9%
31-Dec-94      189.9%         179.4%
31-Jan-95      199.4%         185.1%
28-Feb-95      203.5%         184.8%
31-Mar-95      206.3%         186.35
30-Apr-95      202.6%         185.2%
31-May-95      205.1%         183.0%
30-Jun-95      216.7%         193.7%
31-Jul-95      235.8%         199.0%
31-Aug-95      254.6%         208.8%
30-Sep-95      263.3%         216.2%
31-Oct-95      263.3%         213.1%
30-Nov-95      268.4%         227.05
31-Dec-95      303.1%         254.2%
31-Jan-96      336.7%         267.6%
29-Feb-96      338.2%         264.2%
31-Mar-96      339.8%         259.0%
30-Apr-96      351.9%         264.3%
31-May-96      368.8%         263.7%
30-Jun-96      338.8%         245.6%
31-Jul-96      300.4%         236.8%
31-Aug-96      315.9%         249.2%
30-Sep-96      331.5%         273.5%
31-Oct-96      303.1%         271.2%
30-Nov-96      318.9%         277.1%

HQH Net Asset Value (1)           Dow Jones Medical and Biotechnology Index (2)


-------------

(1) Source: CDA/Weisenberger
(2) Source: IDD Information Services/Tradeline


   The preceding tables represent past performance only, were derived during a period of generally rising securities prices, and are not a guarantee of future performance.

   Comparison of Expense Ratios. The chart below compares the latest reported annual total expense ratios of the Trust with a composite of other closed-end and open-end investment companies of varying asset size, including several with significantly less assets than the Trust, whose investment objectives are comparable to those of the Trust.


[Tabular representation of bar chart]

The Trust                               1.59%
Composite of Healthcare Funds (1)       1.72%


-------------

(1) The Composite represents an unweighted average for investment companies included in Lipper Analytical Services Inc.'s Healthcare/Biotechnology category of closed-end and open-end funds as reported on January 2, 1997.

                                  THE OFFER

Terms of the Offer

   The Trust is issuing to its Shareholders non-transferable Rights to subscribe for an aggregate of 2,115,336 Shares, at the rate of one Share for each three Rights held. Shareholders will receive one non-transferable Right for each Share held. Rights may be exercised at any time during the
Subscription Period, which commences on        , 1997 and ends at 5:00 p.m.
New York City time, on        , 1997. Fractional Shares will not be issued
upon the exercise of Rights. The Rights are non-transferable. Therefore, only the underlying Shares will be listed for trading on the NYSE or any other exchange.

   In addition, any Shareholder who fully exercises all Rights issued to him or her is entitled to subscribe for Shares which were not otherwise subscribed for by others on the Primary Subscription. For purposes of determining the number of Shares a Shareholder may acquire pursuant to the Offer, broker-dealers whose Shares are held of record by Cede & Co., Inc. ("Cede"), nominee for the Depository Trust Company, or by any other depository or nominee, will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed under "The Offer--Over-Subscription Privilege".

   The Rights will be evidenced by Exercise Forms which will be mailed to Shareholders. Rights may be exercised by completing an Exercise Form and delivering it, together with payment by means of (i) a check or money order or (ii) a Notice of Guaranteed Delivery to the Subscription Agent during the Subscription Period. The method by which Rights may be exercised and Shares paid for is set forth below in "Exercise of Rights" and "Payment for Shares".


Purpose of the Offer

   The Board of Trustees of the Trust (the "Board") has determined that it is in the best interests of the Trust and its Shareholders to increase the assets of the Trust available for investment through the Offer, so that the Trust will be in a better position to more fully take advantage of available investment opportunities in Healthcare Companies, particularly venture capital investments in biotechnology and other innovative medical technology companies. The Board was informed by the Investment Adviser that many high quality venture capital investment opportunities were becoming available, and that Shareholders could potentially realize significant benefits from increased investment in venture capital securities, as well as other investments in Healthcare Companies. The Board also reviewed data suggesting that increased asset size would favorably affect the Trust's expense ratio. The Board unanimously approved the Offer and concluded that increasing the assets of the Trust through the Offer would be beneficial to the Trust and its Shareholders. However, there can be no assurance that the anticipated benefits discussed herein will occur as a result of increasing the assets of the Trust through the Offer. In determining that the initiation of the Offer and the proposed terms of the Offer were in the best interest of Shareholders, the Board considered a variety of factors including those set forth below:

   Recent Developments in Certain Healthcare Sectors. While the healthcare industries as a whole have undergone substantial transformation during the past decade thereby creating a degree of investment uncertainty, the Investment Adviser believes that recent events in specific industries, particularly in the biotechnology and medical technology industries, provide the Trust with a significant investment opportunity. Recent advances in computer technologies have provided researchers with an ability to substantially reduce product research and development costs, thereby providing a more efficient means of evaluating the feasibility of a new therapeutic product or device. Increased development in the biotechnology and medical technology industries has, in part, resulted in an increase in the current pipeline of new healthcare products. The Investment Adviser estimates that more than 15 therapeutic products for a variety of diseases have completed human clinical trials and are awaiting FDA marketing approval, that there are approximately 140 products in late stage (Phase III) human clinical trials and that over 1,000 products are in earlier stage trials and pre-clinical development. Although extensive cost containment measures proposed by the U.S. Executive Branch in 1994 failed to win Legislative support, cost containment measures remain an active part of both national and local legislative agendas. The Investment Adviser believes that Healthcare Companies which provide products and services of comparable quality to, but at a lower cost than, existing products and services provide favorable investment opportunities. The Investment Adviser believes that biotechnology and other innovative medical technology companies may be currently valued at prices which do not reflect the prospects for such companies. The Trust will use the net proceeds from the Offer to capitalize on such investment opportunities.

   Increased Investment Size. The Investment Adviser believes that larger investments by the Trust provide additional negotiating leverage and pricing influence over venture capital and other private equity investments. With an increased asset base through the Offer, the Trust will be able to make investments of the size necessary to achieve more favorable investment terms.

   Additional Investments. In order to take advantage of new investment opportunities in the healthcare industries without the Offer, the Trust would be required to sell a portion of its existing investments which would incur transaction costs and may result in a realization of significant capital gains or otherwise take place at a time when the investment sold may not have fully achieved the Trust's investment objective for it. The Offer provides the Trust with the ability to both capitalize on new investment opportunities and maintain its investment in existing assets.

   Opportunity to Purchase Below Market Price and NAV. The Offer affords existing Shareholders the opportunity to purchase additional Shares at a price that will be below market value and NAV at the Expiration Date. However, Shareholders who do not fully exercise their Rights will own, upon completion of the Offer, a smaller proportional interest in the Trust than they owned prior to the Offer.

   Reduction in Operating Costs Per Share. The Board was advised by the Investment Adviser that the Trust could potentially achieve additional economies of scale as a result of an increase in total assets. The Investment Adviser believes that the increase in assets from the Offer will reduce the Trust's expenses as a percentage of average net assets per Share.


Over-Subscription Privilege

   If some Shareholders do not exercise all of the Rights initially issued to them in the Primary Subscription, such Shares which have not been subscribed for will be offered, by means of the Over-Subscription Privilege, to Shareholders who have exercised all the Rights initially issued to them and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Shareholders who exercise all the Rights initially issued to them will be asked to indicate, on the Exercise Form which they submit with respect to the exercise of the Rights, how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. The Trust may, at its discretion, issue up to an additional 25% of the Shares in the Offer to honor over-subscription requests if sufficient Shares are not available from the Primary Subscription to honor all over-subscriptions. If sufficient Shares remain, all over-subscriptions will be honored in full. If sufficient Shares are not available to honor all over- subscriptions, the available Shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them by the Trust, so that the number of Shares issued to Shareholders who subscribe pursuant to the Over-Subscription Privilege will generally be in proportion to the number of Shares owned by them in the Trust on the Record Date. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscriptions is distributed on a pro-rata basis.


The Subscription Price

   The Subscription Price per Share will be 95% of the lower of (a) the average of the last reported sales price of a Share on the NYSE on
            , 1997 and the four preceding business days or (b) the NAV as of the Pricing Date.

   The Trust announced the Offer after the close of trading on the NYSE on
          , 1997. The NAV at the close of business on             , 1997 and
               , 1997 was $     and $    , respectively, and the last
reported sales price of a Share on such Exchange on those dates was $     and
$    , respectively. Since the Expiration Date is the same day as the Pricing
Date, Shareholders who decide to acquire Shares on the Primary Subscription or pursuant to the Over-Subscription Privilege will not know the purchase price for such Shares when they make such decision. Information about the Trust's NAV may be obtained by calling (800) 451-2597.


Expiration of the Offer

   Rights will expire on the Expiration Date and thereafter may not be exercised, unless the Offer is extended.

   Any extension, termination, or amendment will be followed as promptly as practical by announcement thereof, such announcement in the case of an extension to be issued no later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. The Trust will not, unless otherwise obligated by law, have any obligation to publish, advertise, or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Trust deems appropriate.


Subscription Agent

   The Subscription Agent is State Street Bank and Trust Company, 225 Franklin Street, Concourse Level, Boston, Massachusetts 02110, which will receive, for its administrative, processing, invoicing and other services as Subscription Agent, a fee estimated to be $10,000, which includes reimbursement for all out-of-pocket expenses related to the Offer. The Subscription Agent is also the Trust's Custodian, Dividend Paying Agent, Transfer Agent and Registrar with respect to the Shares. Shareholder questions or inquiries should be directed to State Street Bank and Trust Company, P.O. Box 8200, Boston, Massachusetts 02266-8200, telephone (800) 426-5523. SIGNED EXERCISE FORMS SHOULD BE SENT TO STATE STREET BANK AND TRUST COMPANY, by one of the methods described below:



             Exercise Form
            Delivery Method                     Address/Number
            ---------------                     --------------
By Mail                                State Street Bank and Trust Company
                                       Corporate Reorganization
                                       P.O. Box 9061
                                       Boston, Massachusetts 02205-8686

By Hand                                State Street Bank and Trust Company
                                       225 Franklin Street, Concourse Level
                                       Boston, Massachusetts 02110
                                       or
                                       State Street Bank and Trust Company
                                       61 Broadway, Concourse Level
                                       New York, NY 10006

By Overnight Courier                   State Street Bank and Trust Company
  or Express Mail                      2 Heritage Drive
                                       North Quincy, MA 02171
                                       Attn: Corp. Reorg.

By Broker-Dealer or other Nominee      Shareholders whose Shares are held in a brokerage, bank or
  (Notice of Guaranteed Delivery)      trust account may contact their broker or other nominee
                                       and instruct them to submit a Notice of Guaranteed
                                       Delivery and Payment on their behalf.


   Delivery to an address other than as set forth above does not constitute a valid delivery.



Information Agent

   Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:


                    Shareholder Communications Corporation
                               17 State Street
                           New York, New York 10004
                     Toll Free: (800) 733-8481, Ext. 352
                                      or
                         Call Collect: (212) 807-7000



   The Information Agent will receive a fee estimated to be approximately $22,000, which includes reimbursement for all out-of-pocket expenses related to the Offer.

Exercise of Rights

   Rights may be exercised by completing and signing the reverse side of the Exercise Form which accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Exercise Form to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares". Completed Exercise Forms and related payments must be received by the Subscription Agent prior to 5:00 p.m. New York City time on or before the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery as described below under "Payment for Shares") at the offices of the Subscription Agent at the address set forth above. A Shareholder who exercises Rights pursuant to the Primary Subscription is hereinafter referred to as an "Exercising Shareholder". Rights may also be exercised through an Exercising Shareholder's broker, who may charge such Exercising Shareholder a servicing fee.

   Shareholders who are issued fewer than three Rights or Exercising Shareholders who hold fewer than three Rights or who, upon exercising their Rights, are left with fewer than three Rights will not be able to exercise such Rights to purchase a Share or one additional Share, respectively, as described under "The Offer--Terms of the Offer and Over-Subscription". In addition, Shareholders who are issued fewer than three Rights or for whom there is not a current address ("stop mail" accounts) will not be mailed this Prospectus or other subscription materials.

   Exercising Shareholders Who Are Record Owners. Exercising Shareholders may choose between either option set forth under "Payment for Shares" below. If time is of the essence, option (2) will permit delivery of the Exercise Form and payment after the Expiration Date.

   Investors Whose Shares are Held By A Broker-Dealer or Other Nominee. Exercising Shareholders whose Shares are held by a nominee such as a broker-dealer, bank or trust company must contact the nominee to exercise their Rights. In that case, the nominee will complete the Exercise Form on behalf of the Exercising Shareholder and arrange for proper payment by one of the methods set forth under "Payment for Shares" below.

   Nominees. Nominees who hold Shares for the account of others should notify the respective beneficial owners of such Shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to exercising the Rights. If the beneficial owner so instructs, the nominee should complete the Exercise Form and submit it to the Subscription Agent with the proper payment described under "Payment for Shares" below.

   All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the Subscription Price will be determined by the Trust, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. The Trust reserves the absolute right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of the Trust's counsel, be unlawful. The Trust also reserves the right to waive any irregularities or conditions, and the Trust's interpretations of the terms and conditions of the Offer shall be final and binding. Any irregularities in connection with subscriptions must be cured within such time as the Trust shall determine unless waived. Neither the Trust nor the Subscription Agent shall be under any duty to give notification of defects in such subscriptions or incur any liability for failure to give such notification. Subscriptions will not be deemed to have been made until such irregularities have been cured or waived.


Payment for Shares

   Exercising Shareholders may exercise their Rights and pay for Shares subscribed for pursuant to the Primary Subscription and Over-Subscription Privilege in one of the following ways:


  (1) Deliver Exercise Form and Payment to the Subscription Agent by the Expiration Date:

   Exercising Shareholders may deliver to the Subscription Agent at any of
the offices set forth above on pages    and    (i) a completed and executed
Exercise Form indicating the number of Rights they have been issued and the number of Shares they are acquiring pursuant to the Primary Subscription, as well as the number of any additional Shares they would like to subscribe for under the Over-Subscription Privilege and (ii) payment for all such ordered
Shares based on the Estimated Subscription Price of $           per Share,
both no later than 5:00 p.m., New York City time, on the Expiration Date.

   The Subscription Agent will deposit all checks received by it for the purchase of Shares into a segregated interest bearing account of the Trust (the interest from which will belong to the Trust) pending proration and distribution of Shares.

   A PAYMENT PURSUANT TO THIS METHOD (1) MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE U.S., (2) MUST BE PAYABLE TO "H&Q HEALTHCARE INVESTORS" AND (3) MUST ACCOMPANY AN EXECUTED EXERCISE FORM FOR SUCH SUBSCRIPTION TO BE ACCEPTED. THIRD (OR MULTIPLE) PARTY CHECKS WILL NOT BE ACCEPTED.


  (2) Contact Your Broker, Bank or Trust Company to Deliver Notice of Guaranteed Delivery to the Subscription Agent by the Expiration Date:

   Exercising Shareholders may request a NYSE or National Association of Securities Dealers, Inc. member, bank or trust company (each a "nominee") to execute a Notice of Guaranteed Delivery (or equivalent electronic information) and deliver it, by facsimile or otherwise, to the Subscription Agent by 5:00 p.m., New York City time, on the Expiration Date indicating (i) the number of Rights they wish to exercise, the number of Primary Subscription Shares they wish to acquire, and the number of Over-Subscription Privilege Shares for which they wish to subscribe and (ii) guaranteeing delivery of payment and a completed Exercise Form from such Exercising
Shareholder by             , 1997. Exercising Shareholders must arrange for
payment to the nominee, who will in turn submit the Exercise Form and payment
on their behalf by                 , 1997. The Subscription Agent will not
honor a Notice of Guaranteed Delivery unless the completed Exercise Form and
full payment are received by               , 1997.

   On              , 1997 (the "Confirmation Date"), the Subscription Agent
will send a confirmation to each Exercising Shareholder (or, if the Shares are held by a depository or other nominee, to such depository or other nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the per Share and total purchase price for the Shares, and (iv) any additional amount payable by such Exercising Shareholder to the Trust or any excess to be refunded by the Trust to such Exercising Shareholder in each case based upon the final Subscription Price. Any additional payment required from an Exercising Shareholder must be
received by the Subscription Agent by          , 1997 (the "Final Payment
Date"). Any excess payment to be refunded by the Trust to an Exercising Shareholder will be mailed by the Subscription Agent to the holder as promptly as practicable after the Final Payment Date.

   Issuance and delivery of certificates for the Shares purchased are subject to actual collection of checks and actual payment pursuant to any Notice of Guaranteed Delivery.

   If an Exercising Shareholder does not make payment of any additional amounts due, the Trust reserves the right to take any or all of the following actions: (i) apply any payment received by it toward the purchase of the greatest whole number of Shares which could be acquired by such Exercising Shareholder upon exercise of the Primary Subscription and/or Over-Subscription Privilege based on the amount of such payment; (ii) allocate the Shares subject to subscription rights to one or more other Shareholders; (iii) sell all or a portion of the Shares deliverable upon exercise of subscription rights on the open market and apply the proceeds thereof to the amount owed; and/or (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set-off against payments actually received by it with respect to such subscribed Shares.

   An Exercising Shareholder will have no right to cancel the exercise of Rights or rescind a purchase after the Subscription Agent has received payment, either by means of a Notice of Guaranteed Delivery or a check or money order, except as described under "The Offer--Notice of NAV Decline".

   The risk of delivery of subscription forms and payments to the Subscription Agent will be borne by the Exercising Shareholder and not the Trust, the Dealer Manager, the Subscription Agent, the Information Agent or broker-dealers designated by the Dealer Manager. If the mail is used to exercise Rights, insured registered mail is recommended.


Notice of NAV Decline

   The Trust will suspend the Offer until it amends this Prospectus if, subsequent to the effective date of this Prospectus, the Trust's NAV declines more than 10% from its NAV as of that date. In such event, the Trust will notify Shareholders of any such decline and thereby permit them to cancel their exercise of their Rights.


Delivery of Stock Certificates

   Registered Shareholders who are participants in the Trust's Dividend Reinvestment Plan (the "Plan") will have any Shares that they acquire pursuant to the Offer credited to their Shareholder dividend reinvestment accounts in the Plan. Shareholders whose Shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers' behalf will have any Shares that they acquire pursuant to the Offer credited to the account of Cede or such other depository or nominee. With respect to all other Shareholders, stock certificates for all Shares acquired pursuant to the Offer will be mailed after payment for all the Shares subscribed for has cleared, which clearance may take up to fifteen days from the date of receipt of the payment.


Employee Plan Considerations

   Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), profit sharing/retirement plans for self- employed individuals and Individual Retirement Accounts (collectively, "Retirement Plans") should be aware that additional contributions of cash to the Retirement Plan (other than rollover contributions or trustee-to-trustee transfers from other Retirement Plans) in order to exercise Rights would be treated as Retirement Plan contributions and therefore, when taken together with contributions previously made, may be treated as excess or nondeductible contributions subject to excise taxes. In the case of Retirement Plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), additional cash contributions could cause violations of the maximum contribution limitations of Section 415 of the Code or other qualification rules. Retirement Plans in which contributions are so limited should consider whether there is an additional source of funds available within the Retirement Plan, including the liquidation of assets, with which to exercise the Rights. Because the rules governing Retirement Plans are extensive and complex, Retirement Plans contemplating the exercise of Rights should consult with their counsel prior to such exercise.

   Retirement Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income under Section 511 of the Code. If any portion of an Individual Retirement Account ("IRA") is used as security for a loan, the portion so used is treated as a distribution to the IRA depositor.

   ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transactions rules that may affect the exercise of Rights. Due to the complexity of these rules and the penalties for noncompliance, Retirement Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.


Certain Federal Income Tax Consequences of the Offer

   The following discussion summarizes the principal federal income tax consequences of the Offer to Shareholders and Exercising Shareholders. It is based upon the Code, U.S. Treasury regulations, Internal Revenue Service rulings and policies and judicial decisions in effect on the date of this Prospectus. This discussion does not address all federal income tax aspects of the Offer that may be relevant to a particular Shareholder in light of his individual circumstances or to Shareholders subject to special treatment under the Code (such as insurance companies, financial institutions, tax-exempt entities, dealers in securities, foreign corporations, and persons who are not citizens or residents of the U.S.), and it does not address any state, local or foreign tax consequences. Accordingly, each Shareholder should consult his or her own tax advisor as to the specific tax consequences of the Offer to him or her. Each Shareholder should also review the discussion of certain tax considerations affecting the Trust and Shareholders set forth under "Taxation" below.

   For federal income tax purposes, neither the receipt nor the exercise of the Rights by Shareholders will result in taxable income to those Shareholders, and no loss will be realized if the Rights expire without exercise.

   A Shareholder's holding period for a Share acquired upon exercise of a Right begins with the date of exercise. A Shareholder's basis for determining gain or loss upon the sale of a Share acquired upon the exercise of a Right will be equal to the sum of the Shareholder's basis in the Right, if any, and the Subscription Price per Share. The Shareholder's basis in the Right will be zero unless either (i) the fair market value of the Right on the date of distribution is 15% or more of the fair market value on such date of the Shares with respect to which the Right was distributed, or (ii) the Shareholder elects, on its federal income tax return for the taxable year in which the Right is received, to allocate part of the basis of such Shares to the Right. If either of clauses (i) and (ii) is applicable, then if the Right is exercised, the Exercising Shareholder will allocate its basis in the Shares with respect to which the Right was distributed between such Shares and the Right in proportion to the fair market values of each on the date of distribution. A Shareholder's gain or loss recognized upon a sale of a Share acquired upon the exercise of a Right will be a capital gain or loss (assuming the Share was held as a capital asset at the time of sale) and will be a long-term capital gain or loss if the Share was held at the time of sale for more than one year.


   The foregoing is only a summary of the applicable federal income tax laws presently in effect and does not include any state or local tax consequences of the Offer. Shareholders should consult their own tax advisers concerning the tax consequences of this transaction.

                               USE OF PROCEEDS


   Assuming all Shares offered hereby are sold at an estimated Subscription
Price (the "Estimated Subscription Price") of $           per Share, the net
proceeds of the Offer will be approximately $         , after deducting
commissions and expenses payable by the Trust estimated at approximately
$       . The net proceeds of the Offer will be invested in accordance with the Trust's investment objective and policies. See "Investment Objective and Policies". Various factors affect investments in emerging growth companies that are different from factors affecting investments in large well-known companies, including the additional research required to investigate a large number of small companies and the volatility and illiquidity of securities of those companies. Accordingly, initial investment of the proceeds in publicly traded securities may take place during a period of up to six months following completion of the Offer, depending on market conditions and the availability of appropriate securities. Restricted Securities will be purchased as appropriate opportunities arise, which could take up to one year or longer, and the Trust may choose to be more fully invested in publicly traded securities during such period. Pending investment in the securities described above, the proceeds will be held in obligations of the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"), highly rated money market instruments or mutual funds that invest in such instruments.



                             DESCRIPTION OF TRUST

   The Trust is a diversified, closed-end management investment company. The Trust was organized as a Massachusetts business trust on October 31, 1986 pursuant to a Declaration of Trust governed by Massachusetts law and commenced operations on April 22, 1987. The Trust's principal offices are located at 50 Rowes Wharf, Fourth Floor, Boston, Massachusetts 02110-3328.

   The Trust's capitalization consists of an unlimited number of shares of beneficial interest, $.01 par value. Each Share represents an equal proportionate beneficial interest in the Trust and, when issued and outstanding, will be fully paid and non-assessable by the Trust. Upon any liquidation of the Trust, Shareholders will be entitled to share pro rata in the net assets of the Trust available for distribution. The Trust will send annual and semi-annual financial statements to Shareholders and may also issue more abbreviated interim reports to update Shareholders on a quarterly basis. The Trust will hold annual meetings of its Shareholders in accordance with the provisions of the Trust's By-laws and the rules of the NYSE.

   Shareholders are entitled to one vote for each Share held. The Trust's Shares do not have cumulative voting rights, which means that the holders of more than 50% of the Shares of the Trust voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining Shares will not be able to elect any Trustees. The Trust has a staggered Board, whereby one class of Trustees is elected each year.


   The number of Shares outstanding as of the date of this Prospectus is 6,346,009. Assuming that all Rights are exercised, an additional 2,115,336 Shares will be issued. The Trust may, at its discretion, issue up to an additional 25% of the Shares in the Offer to honor over-subscription requests if sufficient Shares are not available from the Primary Subscription to honor all over-subscriptions.


   For information regarding risk factors pertaining to the Trust, see "Appendix A--Risk Factors and Investment Techniques".

                              INVESTMENT ADVISER


   Hambrecht & Quist Capital Management Incorporated, an investment adviser registered under the Investment Advisers Act of 1940, has served as Investment Adviser to the Trust since its inception in 1987. The Investment Adviser has, since 1992, also provided investment advisory services to another closed-end investment company, H&Q Life Sciences Investors ("HQL"), which invests in companies in the healthcare industries and related industries such as agricultural and environmental technology. Alan G. Carr, the President and a Trustee of the Trust, the President and sole Director of the Investment Adviser, as well as the President and a Trustee of HQL, is responsible for managing the Trust's portfolio. Mr. Carr is currently the portfolio manager for the Trust and HQL, which have aggregate net assets of
approximately $       million. Prior to joining the Investment Adviser at its
inception in 1986, Mr. Carr was portfolio manager for three mutual funds, with aggregate net assets in excess of $300 million, sponsored by Putnam Companies and dedicated to investment in the healthcare industries. Mr. Carr has been managing equity portfolios emphasizing investment in emerging growth companies for over 30 years and portfolios specializing in publicly traded equity securities of Healthcare Companies, as well as in venture capital opportunities in the healthcare industries, for the last 15 years.

   The Investment Adviser is an indirect wholly-owned subsidiary of Hambrecht
& Quist Group ("Group"), which through various related entities has broad investment experience in the healthcare industries. Hambrecht & Quist LLC ("H&Q"), an indirect wholly-owned subsidiary of Group, is a registered broker-dealer that specializes in providing investment research on and securities brokerage and investment banking services to emerging growth companies. H&Q has a respected research team dedicated solely to healthcare industries investment research. Since 1982, H&Q has sponsored a healthcare conference, which is dedicated to companies in the healthcare industries. At the 1997 Conference, over 240 such companies made presentations to approximately 3,000 participants. H&Q has major domestic offices in San Francisco, California; New York, New York; and Boston, Massachusetts and its affiliates have offices in several foreign countries. Venture capital entities associated with Group have managed venture capital funds from domestic and international sources since 1970. Group intends to purchase for its own account or for distribution to employees of its affiliates Shares of the Trust prior to the Record Date and may exercise its Rights pursuant to the Offer.

    While the Investment Adviser has benefited from the information available to it because of its relationship with Group, the staff of the Investment Adviser remains responsible for obtaining all necessary information in the exercise of its due diligence obligations and making independent judgments with respect to investment decisions. The Investment Adviser is responsible for the day-to-day operations of the Trust, including selection of the Trust's portfolio investments.

   The Investment Advisory Agreement between the Investment Adviser and the Trust (the "Advisory Agreement") provides that, subject to the supervision and direction of the Board, the Investment Adviser is responsible for the actual management of the Trust's portfolio. The Investment Adviser is also obligated to supervise or perform certain administrative and management services for the Trust and is obligated to provide the office space, facilities, equipment and personnel necessary to perform its duties under the Advisory Agreement.

   For the services provided by the Investment Adviser under the Advisory Agreement, the Trust will pay a fee, computed and payable monthly, equal when annualized to (i) 2.5% of the average net assets for such month of its Restricted Securities (as defined) up to 25% of net assets; and (ii) 1.0% of the average net assets for such month of all other assets. The aggregate monthly fee paid to the Investment Adviser may not exceed, when annualized, 1.375% of the Trust's average total net assets for such month (approximately
 .115% per month). Because the advisory fee is based on the net assets of the Trust, and since the Offer is expected to result in an increase in net assets, the Investment Adviser should benefit from the Offer by an increase in the dollar amount of its fee.



                            TRUSTEES AND OFFICERS

   The names, addresses and ages of the Trustees and Officers of the Trust are set forth below, together with their position and their principal occupations during the past five years, and, in the case of the Trustees, their positions with certain other organizations and publicly held companies.

                                                                            Principal Occupation
Names, Ages and Addresses          Position with the Trust                 and Other Affiliations
-------------------------          -----------------------                 ----------------------
Alan G. Carr* (62)                 President and Trustee         President and Trustee, H&Q Life Sciences
50 Rowes Wharf                     (since 1986)                  Investors ("HQL") (since 1992); President
Boston, MA 02110                                                 (since 1992), Senior Vice President
                                                                 (1986-1992) and sole Director (since 1986),
                                                                 Hambrecht & Quist Capital Management
                                                                 Incorporated ("HQCM"); and Managing Director,
                                                                 Hambrecht & Quist Group ("Group") (since
                                                                 1992).

                                      22


                                                                            Principal Occupation
Names, Ages and Addresses          Position with the Trust                 and Other Affiliations
-------------------------          -----------------------                 ----------------------
William R. Hambrecht* (61)         Trustee                       Chairman (since 1992), President (1982-1992),
One Bush Street                    (since 1994)                  Chief Executive Officer (1982-1987) and
San Francisco, CA 94104                                          Co-Chief Executive Officer (1987-1994),
                                                                 Group; Director (since 1982) of Adobe Systems
                                                                 Inc.; and Trustee, HQL (since 1994).
                                                                 Beneficial owner of approximately 13% of the
                                                                 voting securities of Group.

Lawrence S. Lewin** (58)           Trustee                       Chairman and Chief Executive Officer (since
9300 Lee Highway                   (since 1987)                  1970), The Lewin Group (a healthcare public
Fairfax, VA 22031                                                policy and management consulting firm), a
                                                                 subsidiary of Quintiles Transnational Corp.;
                                                                 Director, Apache Medical Systems (since
                                                                 1989); and Trustee, HQL (since 1992).

Robert P. Mack, M.D. (61)          Trustee                       Orthopedic Surgeon, Steadman-Hawkins
Box 7030                           (since 1991)                  Orthopedic Clinic (since 1996); Orthopedic
Avon, CO 81620                                                   Surgeon, Denver Orthopedic Clinic
                                                                 (1977-1996); and Trustee, HQL (since 1992).

Eric Oddleifson** (61)             Trustee                       Managing Director, UBS Resource Investments
50 South Street                    (since 1992)                  (forest and agriculture properties
Hingham, MA 02043                                                investments) (since 1995); President,
                                                                 Director and Chief Executive Officer,
                                                                 Resource Investments, Inc. (forest and
                                                                 agriculture properties investments)
                                                                 (1984-1995); and Trustee, HQL (since 1992).

Uwe E. Reinhardt, Ph.D. (59)       Trustee                       Professor of Economics, Princeton University
Woodrow Wilson School              (since 1988)                  (since 1968); and Trustee, HQL (since 1992).
Princeton University
Princeton, NJ 08544

Henri A. Termeer** (50)            Trustee                       Chairman (since 1988), Chief Executive
Genzyme Corporation                (since 1989)                  Officer (since 1985) and President (since
One Kendall Square                                               1983), Genzyme Corporation (human healthcare
Cambridge, MA 02139                                              products company); Director, ABIOMED,
                                                                 Inc.(since 1987); Director, Geltex
                                                                 Pharmaceutical, Inc. (since 1994); Director,
                                                                 AutoImmune, Inc. (since 1992); Director of
                                                                 Genzyme Transgenics (since 1993); and
                                                                 Trustee, HQL (since 1992).

Kerri A. Bisner (34)               Secretary                     Vice President (since 1994), Assistant Vice
50 Rowes Wharf                     (since 1992)                  President (1991-1994), Research Associate
Boston, MA 02110                                                 (1989-1991), HQCM; and Secretary, HQL (since
                                                                 1992).

Kimberley L. Carroll (40)          Treasurer and Chief Financial Vice President (since 1991) and Assistant
50 Rowes Wharf                     Officer (since 1987) and      Vice President (1987-1991), HQCM; and
Boston, MA 02110                   Assistant Secretary           Treasurer and Chief Financial Officer, HQL
                                   (1987-1992)                   (since 1992).

-------------

 * Trustee considered to be an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (the "Investment Company Act") because of his position or affiliation with the Trust's Investment Adviser or its parent, Group.
** Member of the Trust's Audit Committee.

                      INVESTMENT OBJECTIVE AND POLICIES

General


   The Trust's investment objective is to seek long-term capital appreciation by investing primarily in Healthcare Companies. The Trust's investment objective is a fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Trust's outstanding Shares (as defined). For a more detailed description of the Trust's investment objective and policies see "Additional Information about Investments and Investment Techniques" and "Investment Restrictions" in the SAI. For a description of the risks that may be associated with an investment in the Trust see "Appendix A--Description of Risk Factors and Investment Techniques".

   In an effort to achieve its investment objective, the Trust will invest primarily in securities of U.S. and foreign companies that are believed by the Investment Adviser to have significant potential for above-average long-term growth in revenues and earnings. The Investment Adviser expects that such companies generally will in its judgment possess most of the following characteristics: current or anticipated strong market position for their services or products, experienced business management, recognized technological expertise and the ability either to generate funds internally to finance growth or to secure outside sources of capital. The Investment Adviser will attempt to invest in securities that sell at price-earnings ratios or at multiples of underlying asset values which, relative to other comparable securities or to the company's growth expectations, do not fully reflect the company's potential.

   The Trust emphasizes investment in securities of emerging growth Healthcare Companies, some of which may offer limited products or services or which are at the research and development stage with no marketable or approved products or technologies. The securities of most emerging growth Healthcare Companies in which the Trust will invest are expected to be traded in the over-the-counter market or restricted as to public resale. The Trust may invest up to 40% of its net assets in Restricted Securities. The Trust may invest in securities of large, well-known companies with existing products in the healthcare industries that are believed by the Investment Adviser to be undervalued in relation to their long-term growth potential or asset value.

   The Trust may invest up to 20% of its net assets in Foreign Securities. The Trust may buy and sell currencies for the purpose of settlement of transactions in Foreign Securities, but presently does not intend to engage in hedging operations.

   Under normal market conditions, the Trust will invest at least 80% of its net assets in securities of companies in the healthcare industries and in no event will have less than 25% of its net assets so invested. For purposes of satisfying the foregoing requirements, a company will be deemed to be a Healthcare Company if, at the time the Trust makes an investment therein, 50% or more of such company's sales, earnings or assets arise from or are dedicated to health services or medical technology activities. The Trust may also invest in companies that do not satisfy the above criteria but that are expected by the Investment Adviser to have 25% or more of sales, earnings or assets arising from or dedicated to such activities, but investments in such companies will not at the time of investment exceed 20% of the Trust's net assets. Determinations as to whether a company is a Healthcare Company will be made by the Investment Adviser in its discretion.

   The equity and related securities in which the Trust may invest consist of common stock of Healthcare Companies and, to a lesser extent, of preferred stock, convertible debt, and warrants or other rights to acquire common or preferred stocks of such companies. The Trust's investments in venture capital opportunities will be made primarily in convertible preferred stock. The Trust may also purchase non-convertible debt securities in connection with its venture capital investments, and otherwise when the Investment Adviser believes that such investments would be consistent with the Trust's investment objective. Because of the risk characteristics associated with venture capital investments for emerging growth companies, such investments may be regarded as highly speculative.

   Investments will not be made in any company with the objective of exercising control over that company's management. The Trust may make investments contemporaneously with other venture capital groups that may provide issuers with significant managerial assistance.

   When, in the opinion of the Investment Adviser, adverse market conditions or industry expectations support such action, the Trust may, for temporary defensive purposes, invest up to 75% of its net assets in money market instruments. See "Investment Techniques--Money Market Instruments" in Appendix A for a description of money market instruments in which the Trust may invest.

   In addition, the Trust may, to a limited degree, enter into when-issued and delayed delivery transactions, forward foreign currency contracts and repurchase agreements, and lend its portfolio securities. Under normal market conditions the Trust does not intend to engage in such practices. See "Appendix A--Description of Risk Factors and Investment Techniques".

   The Trust also has adopted certain other investment restrictions in an effort to achieve its investment objective. See "Investment Restrictions" in the Trust's SAI.


Healthcare Industries

   Investments in the healthcare industries are likely to continue to be the principal component of the Trust's portfolio and, except when the Trust assumes a temporary defensive position, will represent at least 25% of the Trust's net assets. This predominance reflects the size and diversity of the healthcare industries.

   The healthcare industries constitute a large segment of the U.S. economy. The U.S. Department of Health and Human Services ("HHS") estimates that national healthcare expenditures in 1996 will be 14.3% of U.S. gross domestic product ("GDP"), or $1,008 billion (in current dollars). This constitutes a 6.2% increase over U.S. healthcare expenditures in 1995. U.S. GDP is a measure of the total value of all goods and services produced in the U.S. over the course of a year. HHS expects that the healthcare industries will continue to grow both in absolute dollars and as a percentage of GDP. HHS estimates that healthcare expenditures in the U.S. could increase to as much as 16.1% of GDP in 2000. The Investment Adviser believes that, while the healthcare industries are undergoing significant change, they serve market sectors that are generally large and fragmented and growing at above-average rates, thereby providing potential investment opportunities for the Trust.


Market Forces in Healthcare

   Markets for healthcare products and services have undergone significant growth over the last 25 years. Factors contributing to this growth include demographic shifts tending to a more elderly population and technological advances which may lead to therapy, or possibly cures, for the many disease states for which there are no currently effective treatments. In addition, the Investment Adviser believes that worldwide consumer awareness and acceptance of new and innovative healthcare products continues to rise, stimulating demand, and that the rate of demographic and technological change may accelerate in the future, causing certain segments of the business to decline and others to experience growth. Investments in the companies developing products that benefit from these market forces may present potentially profitable opportunities.

   Demographics. In the United States, persons age 65 and older consume three to four times more healthcare goods and services than do the rest of the population. The U.S. Social Security Administration ("SSA") estimates that in 1996, 34 million Americans, or 12.8% of the population, were over age 65 compared to 12.5% in 1990. By 2000, this segment is projected by SSA to grow to 40 million people in the U.S., or 13.3% of the population.

   Technology. Advances in the fields of healthcare, particularly in biotechnology, diagnostics and electronics, are enhancing medical applications in existing markets and creating new markets. These advances have contributed to longevity as well as to an improved quality of life. In particular, the Investment Adviser believes that diagnostic techniques and therapeutic products have significantly changed the practice of medicine and will continue to do so for the foreseeable future. Diagnostic techniques have become more sophisticated and accurate, as well as less traumatic to the patient. Therapeutic products have become more effective, can be tailored to more specialized uses and, as a result of improved diagnostics, can be employed at an earlier stage of treatment for many diseases Increasingly, new therapeutic products are being developed for previously diagnosable diseases for which no therapy was available, and diagnostics for patients for which therapy was available, but where patients that might benefit were not easily identifiable. Scientific discovery has, in recent years, been materially enhanced by advances in knowledge in the broad field of genomics, which has in turn been made possible by the ability of enhanced computer power to handle vast amounts of data and which also permits the characterization of molecular structure and the design of potentially active new drugs.


   Demand. Both lengthened lifespan and improved technologies have contributed to the significant increases in demand for healthcare products and services in recent years. Consumers have become accustomed to access to a variety of healthcare products and services, and their awareness of the availability of innovations has increased through broadcast and print media and through internet disease-specific support groups and web pages. This suggests, in the opinion of the Investment Adviser, that the demand for such healthcare products and services should remain strong.

   Cost Containment. The growing cost of providing healthcare has placed financial strains on government, employers and individuals. Government and so-called managed health programs increasingly operate by reimbursing healthcare providers at fixed rates or by transferring financial risk to providers under capitation contracts where the provider of services receives a fixed annual amount to provide specified services. The goal of containing cost increases may continue to adversely affect certain segments of the healthcare industries, particularly traditional providers such as hospitals, while creating significant opportunities for new products and services that permit care to be delivered more effectively in other settings. The increasing financial pressure caused by the constraints of paying for the rising demand for healthcare with limited financial resources is a trend that is expected to continue, and perhaps accelerate. For these reasons, the Investment Adviser favors investments in Healthcare Companies that the Investment Adviser believes can provide products and services of comparable quality to, but at a lower cost than, existing products and services, or that can develop more cost effective technologies, products and services. Cost containment can be achieved in numerous ways, including the development of products and procedures that may reduce or avoid hospitalizations or the time it takes to recover from an illness or injury, products and services that result in fewer side effects than existing treatments, and healthcare delivery facilities and services that provide treatment or therapy in a less costly environment.

   Regulation. The FDA requires that approvals be obtained prior to marketing new products. The approval process can be lengthy, expensive and uncertain as to outcome and, when successful, can create barriers to competition not generally present in other industries. For companies with established approved products, these barriers tend to result in longer and more profitable product cycles than might otherwise exist. While appointment of a new FDA Commissioner may generate some uncertainty, in the opinion of the Investment Adviser, the trend of recent years toward more rapid approvals may, if anything, accelerate. For example, a record number of new chemical entities were approved for marketing by the FDA in 1996.

   Patents. Many companies in the healthcare industries are developing innovative technologies for commercial products which may receive patent protection. The granting of a patent may result in an extensive period of market exclusivity and protection against competition, allowing the patent holder to realize several years of high returns from product sales or royalty revenues. Such proprietary intellectual property positions may act as barriers to competition and may also increase the possibility that any acquisition of such a company would be at a premium over its public or private valuation.

   Industry Fragmentation. Approximately 1,400 publicly traded companies, as well as many private companies, compete in the worldwide healthcare markets today. The Investment Adviser believes that none of the industries within these markets are considered to be dominated by any one company or small group of companies, although certain companies may dominate a particular product segment. This industry fragmentation enhances the growth opportunities for both publicly and privately held companies and increases the number and diversity of investment opportunities available to the Trust. The Investment Adviser also believes that the growth, size and fragmentation of the healthcare industries will continue to encourage entrepreneurial activity in spite of cost containment trends and thereby provide a broad range of attractive venture capital investment opportunities. In addition, mergers and acquisitions for access to technology or to gain perceived critical size may also provide opportunities for capital gains.

   Internationalization. The healthcare industries have become increasingly internationalized. U.S. companies compete on a large scale in the markets of Western Europe and Japan, which are the two principal non-U.S. healthcare markets. To a lesser extent, Western European and Japanese companies have increased their competition for U.S. markets. The Investment Adviser intends to continue to consider making public and private investments in Foreign Securities of Healthcare Companies, subject to the Trust's investment policies.

Sectors Within Healthcare

   The following categories illustrate some of the sectors in which Healthcare Companies operate, and some of the services and products that may be of investment interest to the Trust.

   Biotechnology. Biotechnology firms employ new techniques, such as monoclonal antibodies, recombinant DNA, molecular structure analysis, and genomics to produce novel therapeutic and diagnostic products. Advances in molecular biology and the screening of compounds of possible utility have the potential to materially enhance the process of discovering useful new therapeutic products and to shorten the development period for, and reduce the cost of developing, such products. As biotechnology evolves from a research and development stage to a commercial stage, these techniques and products will have the potential to expand existing markets and to create new ones. The Investment Adviser believes that over 45 therapeutic products developed using these techniques have already received FDA market approval, as have several monoclonal antibody diagnostic tests. The Investment Adviser believes that most of these innovative approved products have achieved rapid commercial acceptance and that many are currently generating annual revenues in excess of $100 million.

   It is estimated that more than 15 therapeutic products for a variety of diseases have completed human clinical trials and are awaiting FDA approval, that there are approximately 140 products in late stage (Phase III) human clinical trials and that over 1,000 products are in earlier stage trials and pre-clinical development.

   Recently, public equity markets have provided substantial capital to the biotechnology industry, and a large number of major corporations have provided capital through significant acquisitions, equity investments and in connection with product license agreements. Federal government support of biotechnology research has contributed significantly to the invention and development of "break-through" products. It is estimated that in fiscal year 1996, federal agencies provided over $5 billion of funding for biotechnology related research and development.

   Pharmaceuticals. Investments in the securities of pharmaceutical companies may provide above-average investment returns where such companies benefit from prescription or over-the-counter drugs that enjoy unique market position due to superior therapeutic benefits, reduced side effects, patent protection or convenient dosage form. New drug delivery systems, including oral and transdermal sustained release systems, can supersede intravenous or injectable systems and have the potential to improve therapy not only through easier patient compliance with prescription directions but also by improved administration of consistently efficacious quantities of the compound. In addition to providing new clinical benefits, the delivery system may also extend market exclusivity with the accompanying future investment returns to the developer of a drug nearing patent expiration. Most of the large pharmaceutical companies are also investing heavily in the effort to produce future revenues and earnings through greater research and development expenditures, joint ventures with emerging growth Healthcare Companies and acquisitions of such companies. Cost containment measures by both the private and public sectors have impinged on the ability of many pharmaceutical companies to raise product prices as they had done in the past and have, in some instances, resulted in reduced product prices. The Investment Adviser believes that this has been a negative influence on stock prices of these companies in the last few years, and may continue to increase the risk of investing in this industry in the future, but may also present selective investment opportunities. A more favorable factor, however, is the gradual trend of more rapid FDA approvals of new drugs, especially for the treatment of AIDS and cancer. More new drugs were approved in 1996 than in any prior year.

   Diagnostics. The accuracy, sophistication and cost effectiveness of diagnosis has improved dramatically through imaging systems, such as ultrasound and magnetic resonance imaging (MRI), as well as through improved chemical and biological tests. Many of the new systems and supplies are or will be available to the patient directly or at a physician's office, as well as in the hospital or independent laboratory. These innovations generally increase the likelihood of earlier diagnosis and more efficacious and cost effective treatment. Under development are new contrast agents to enhance the output from virtually all imaging modalities, which are being further improved by innovative computer programs that prepare the data for display. Advances in genetic testing are expected to improve the ability to treat diseases at earlier stages and to identify those people that may have a greater than average chance of contracting certain diseases. Advances in the ability to extract and test fetal cells from maternal blood may avoid the risky procedure of obtaining fetal cells by biopsy for such analysis. The Investment Adviser believes these current and potential advances may increase demand for diagnostic products.

   Medical Equipment, Devices and Supplies. In addition to developing the surgical equipment that permits the dramatic increase in the number of procedures that can be performed on an out-patient basis, companies in this field continue to enhance their growth through improving techniques for joint replacement, monitors for physiological function and management of disease, and new generations of catheters and implantable devices to control and treat heart malfunction. The Investment Adviser believes that many of these companies dominate their subsectors, have benefitted from overall market growth and have been able to generate above-average investment returns.

   Managed Healthcare. Many varieties of companies are engaged directly or indirectly in the delivery of healthcare to patients, including hospitals, nursing homes, inpatient and outpatient rehabilitation services and therapeutic services delivered to the home. The Investment Adviser believes that healthcare cost containment efforts will continue to reduce revenues to acute care hospitals and promote the delivery of therapy in other more efficient settings. These trends should enhance the delivery of increasingly sophisticated care at home, and the potential of outpatient surgery and rehabilitation and of specialized free-standing facilities, such as cancer chemotherapy treatment centers. The Investment Adviser also believes that cost pressures will, however, increasingly negatively impact many of such providers, and investment in these sectors is currently relatively underweighted in the portfolio. However, some sectors may benefit from these trends. In general, such companies are able simultaneously to improve quality and reduce the cost of care. For example, emerging is a new industry, Physician Practice Management, as medical practices, either general or specialist, combine in an attempt to become more efficient and to strengthen their negotiating position with providers in an environment of increased capitation. Key to success in the coming period of funding reduction will be the management of information, particularly such areas as claims processing, patient management direct costs and quality control, and ultimately automation of patient records. The Adviser expects that these areas will receive increased emphasis in the portfolio in the future.


Other

   The Trust may also invest in companies and industries that are benefitting from the growth of healthcare industries. These companies may include real estate investment trusts that derive their income from ownership, leasing or financing of healthcare facilities, manufacturers of nutritional products, and key suppliers of services or equipment.

   Significant declines in the stock prices of many companies in the healthcare industries have constrained the ability of companies to raise capital to finance their growth and fund research. The Investment Adviser continues to believe that this presents opportunities, especially in its venture capital investing, as valuations continue to be attractive in comparison to the depressed stock prices of publicly traded companies. Shares of many publicly traded Healthcare Companies also appear to be trading at attractive valuations when compared to the stocks of companies in many other industries, especially those industries that have historically been sensitive to economic cycles.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

   Subject to policies established by the Board, the Investment Adviser is primarily responsible for the execution of the Trust's portfolio transactions and the allocation of brokerage. In executing such transactions, the Investment Adviser will seek to obtain the best price and execution for the Trust, taking into account such factors as price, size of order, difficulty of execution, operational facilities of the firm involved, the firm's risk in positioning a block of securities, and research, market and statistical information provided by such firm. While the Investment Adviser generally seeks reasonably competitive commission rates, the Trust will not necessarily pay the lowest commission available.

   The Trust intends to purchase and hold securities for long-term capital appreciation and it is not anticipated that frequent portfolio changes will be made for short-term trading purposes or to take advantage of short-term swings in the market. However, changes may be made in the portfolio consistent with the investment objective and policies of the Trust whenever changes are believed by the Investment Adviser to be in the best interest of the Trust and its Shareholders. Risk factors, particularly those relating to a specific security investment or to the market and economic conditions, may also affect the rate at which the Trust buys and sells its portfolio holdings. The Trust has no fixed policy with respect to portfolio turnover rate; however, it is anticipated that the annual turnover rate after the initial investment period normally will not exceed 50%. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Trust's portfolio securities. The Trust's portfolio turnover rate for the fiscal years ended September 30, 1996 and September 30, 1995 was 22.41% and 22.81%, respectively.

                               NET ASSET VALUE

   The NAV is computed based on the value as discussed below of the securities held by the Trust and is determined as of the close of the NYSE on the last business day of each month or on a more frequent basis as required by the Trustees. NAV is calculated by dividing the value of the securities held by the Trust plus any cash or other assets minus all liabilities, including accrued expenses, by the total number of Shares outstanding at such time.

   Portfolio securities that are traded only on national securities exchanges are valued at the last sale price or, lacking any sales, at the mean between last bid and asked prices. Securities traded in the over-the-counter market which are National Market System securities are valued at the last sale price. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a national securities exchange are valued according to the broadest and most representative market, as determined by the Investment Adviser. Short- term investments that mature in 60 days or less are valued at amortized cost, unless the Board determines that such valuation does not constitute fair value.

   Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board in accordance with the procedures hereinafter described. Such valuations and procedures will be reviewed periodically by the Board. The fair value of investments for which no market exists cannot be precisely determined. With respect to securities of a company in its early stages of development, valuation will typically be based upon their original cost to the Trust (the "cost method"). The cost method will be utilized until significant developments affecting the portfolio company provide a basis for use of an appraisal valuation (the "appraisal method"). The appraisal method will be based upon such factors as earnings and net worth and will also consider the market price for similar securities of comparable publicly traded companies. In the case of unsuccessful operations, the appraisal may be based upon liquidation value. Valuations based on the appraisal are necessarily subjective. The Trust also will use third party transactions in the portfolio company's securities as the basis of valuation (the "private market method"). The private market method will be used only with respect to actual transactions or actual firm offers by sophisticated, independent investors unaffiliated with the Investment Adviser or Group. Legal or contractual restrictions on the sale of portfolio securities by the Trust will be considered in the valuation of such securities.

   Other assets, which include cash, prepaid and accrued items, accounts receivable and income on investments and from the sale of portfolio securities, are carried in accordance with generally accepted accounting principles, as are all liabilities. Liabilities primarily include accrued expenses, sums owed for securities purchased and dividends payable.

                         DIVIDENDS AND DISTRIBUTIONS


   The Trust expects to distribute to shareholders annually dividends of all or a portion of its investment company taxable income, if any. For federal income tax purposes, the Trust is required to distribute substantially all of its investment company taxable income for each year. Net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, may be distributed or may be retained at the discretion of the Board. "Investment company taxable income", as used herein, includes all interest and other ordinary income earned by the Trust on its portfolio holdings and net short-term capital gains in excess of net long-term capital losses, less the Trust's expenses. See "Taxation--Distributions".

   The Trust's most recent distribution of net capital gains of $4.49 per share was payable to Shareholders of record on November 18, 1996.

   Various factors will affect the level of the Trust's income, including the asset mix, the performance of the companies represented in the Trust's portfolio, and the Trust's use of hedging and fluctuations in the rate of exchange between foreign currencies and the U.S. dollar to the extent the Trust has invested in Foreign Securities. Each shareholder will have all dividends and distributions reinvested in Shares of the Trust issued pursuant to the Trust's Plan, unless the shareholder elects not to participate in the Plan. Shareholders who elect not to participate in the Plan will receive their dividends and distributions in cash. See "Dividend Reinvestment Plan". Notices will be provided in accordance with Section 19(a) of the Investment Company Act.


                          DIVIDEND REINVESTMENT PLAN


   Each shareholder holding Shares of the Trust will automatically be a participant in the Trust's Plan, unless the shareholder elects not to participate in the Plan. Under the Plan, whenever the Trust declares a distribution of dividends and capital gains payable in Shares or cash, the distribution of dividends and capital gains will be automatically reinvested by State Street Bank and Trust Company (the "Plan Agent"), in whole or fractional Shares of the Trust, as the case may be, for the accounts of the participating shareholders. Shareholders who specifically elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check in U.S. dollars mailed directly to the shareholders (or if the Shares are held in street or other nominee name, then to the nominee) by the Custodian, as Dividend Disbursing Agent. Shareholders may receive more detailed information regarding the Plan from the Trust or the Plan Agent. Shareholders whose Shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

   The Plan Agent serves as agent for the shareholders in administering the Plan. Participants in the Plan will receive Shares valued on the valuation date, generally at the lower of market price or NAV, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the NYSE, the next trading day. Whenever the market price per Share is equal to or exceeds NAV on the valuation date, participants will be issued Shares at the greater of (i) NAV or (ii) 95% of the then current market price of the Shares. If the NAV of the Shares on the valuation date exceeds the market price of the Shares at that time, participants will receive Shares from the Trust valued at the market price.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the terms and conditions of the Plan may be amended or supplemented by the Plan Agent or the Trust at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Commission or any other regulatory authority, only by mailing to the shareholders appropriate written notice at least 90 days prior to the record date for the dividend or distribution. All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8200, Boston, Massachusetts 02266-8200.



                                   TAXATION


   The following discussion is based upon the advice of Dechert Price & Rhoads, counsel for the Trust, and is a general summary of the principal U.S. federal income tax considerations regarding an investment in the Trust. The discussion is based on laws, regulations, rulings and decisions currently in effect, all of which are subject to change (possibly with retroactive effect) or different interpretations. The discussion below does not purport to deal with all of the federal income tax consequences applicable to the Trust, or to all categories of investors, some of which may be subject to special rules. Each prospective shareholder is urged to consult with his or her own tax adviser with respect to the specific federal, state, local, foreign and other tax consequences of investing in Shares of the Trust.



Taxation of the Trust

   The Trust intends to qualify and elect to be treated each taxable year as a regulated investment company ("RIC") under the Code. The principal federal income tax benefits of qualifying as a RIC, as compared to an ordinary taxable corporation, are that a RIC generally is not itself subject to federal income tax on ordinary investment income and net capital gains that are currently distributed to its shareholders, and that the character of long-term capital gains which are recognized and properly designated by a RIC flows through to its shareholders, who receive (or are deemed to receive) distributions of such income. However, the Trust would be subject to corporate income tax (currently at a maximum marginal rate of 35%) on any undistributed income.

Distributions


   Dividends paid from investment company taxable income will be taxable to shareholders as ordinary income whether paid in cash or reinvested in the Trust's Shares. The Trust intends to distribute to its shareholders substantially all of its investment company taxable income, if any, for each year. It is anticipated that the Trust's income distributions will be paid annually in additional Shares unless the shareholder elects payment in cash. If a portion of the Trust's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Trust may be eligible for the corporate dividends-received deduction. Distributions of the excess, if any, of net long-term capital gains over net short-term capital losses designated by the Trust as capital gain dividends will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in the Trust's Shares, regardless of how long the shareholders have held the Trust's Shares, and will not be eligible for the dividends received deduction for corporations. Each year, shareholders will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes. Dividends declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Trust and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

   Gain or loss realized upon the sale or exchange of Shares will be a capital gain or loss if the Shares are capital assets in the shareholder's hands and generally will be long-term or short-term, depending upon the shareholder's holding period for the Shares. Investors should be aware that any loss realized upon the sale or exchange of Shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gain to the shareholder with respect to such Shares. In addition, any loss realized on a sale or exchange of Shares will be disallowed to the extent the Shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to the Plan. In such case, the basis of Shares acquired will be adjusted to reflect the disallowed loss.

   If a shareholder has not furnished a certified correct taxpayer identification number (generally a Social Security number) and has not certified that withholding does not apply, or if the Internal Revenue Service has notified the Trust that the taxpayer identification number listed on the account is incorrect according to their records or that the shareholder is subject to backup withholding, federal law generally requires the Trust to withhold 31% from any dividends and/or redemptions (including exchange redemptions). Amounts withheld are applied to federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes. Federal law also requires the Trust to withhold up to 30% or the applicable tax treaty rate from ordinary dividends paid to certain nonresident alien and other non-U.S. shareholder accounts.

   This is a brief summary of some of the tax laws that affect an investment in the Trust. Please see the SAI and a tax adviser for further information.



                     CUSTODIAN, TRANSFER AGENT, DIVIDEND
             DISBURSING AGENT, REGISTRAR, AND SUBSCRIPTION AGENT


   The Trust's securities and cash are held under a custodian contract by State Street Bank and Trust Company (the "Custodian"), whose principal business address is 225 Franklin Street, Boston, Massachusetts 02110.

   The Custodian also serves as Dividend Disbursing Agent, Transfer Agent and Registrar for Shares of the Trust and Subscription Agent in connection with the Offer.



                          DISTRIBUTION ARRANGEMENTS


   Prudential Securities Incorporated, One New York Plaza, New York, New York 10292, will act as dealer manager for the Offer. Under the terms of and subject to the conditions contained in a Dealer Manager Agreement dated the date of this Prospectus, the Dealer Manager will provide financial advisory, marketing and solicitation services in connection with the Offer. The Trust has agreed to pay the Dealer Manager a fee for its financial, advisory, marketing and solicitation services equal to 3.50% of the aggregate Subscription Price for the Shares issued pursuant to the Offer. The Dealer Manager will reallow to the broker-dealer designated on the related Exercise Form a concession of 2.25% of the Subscription Price per Share for each Share issued pursuant to the Offer, provided that the designated broker-dealer has executed a confirmation accepting the terms of the Dealer Manager Agreement relating to the Offer. These fees will be borne by the Trust and indirectly by all of its Shareholders, including those who do not exercise their Rights.

   In addition, the Trust has agreed to reimburse the Dealer Manager for its out-of-pocket expenses incurred in connection with the Offer up to a maximum of $150,000. The Trust and the Investment Adviser have also agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act.



                                LEGAL MATTERS



   The validity of the Shares offered hereby will be passed on for the Trust by Dechert Price & Rhoads, Ten Post Office Square, Boston, Massachusetts 02109 and certain other legal matters will be passed on for the Dealer Manager by Morgan, Lewis & Bockius LLP, 1800 M Street, N.W., Washington, D.C., 20036.

                                   EXPERTS


   The financial statements of the Trust included herein has been so included in reliance upon the report of Arthur Andersen LLP, independent public accountants, and on their authority as experts in accounting and auditing. The services it provides include auditing the financial statements of the Trust, services related to filings by the Trust with the Commission and consultation on matters related to the preparation and filing of tax returns.



                           REPORTS TO SHAREHOLDERS

   The Trust will send unaudited semiannual reports and audited annual reports, including a list of investments held, to shareholders. The Trust has in the past also issued more abbreviated interim reports to registered shareholders and those requesting them.

                            ADDITIONAL INFORMATION

   The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and in accordance therewith is required to file reports, proxy statements and other information with the Commission. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's New York Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048 and Chicago Regional Office, 230 South Dearborn Street, Chicago, Illinois 60604. Copies of such materials can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Reports, proxy statements and other information concerning the Trust can also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

   A Registration Statement on Form N-2 relating to the Shares has been filed by the Trust with the Commission. This Prospectus does not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the Shares offered hereby, reference is made to the SAI and the Trust's Registration Statement. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                              TABLE OF CONTENTS
                                      OF
                     STATEMENT OF ADDITIONAL INFORMATION

                                                                              Page
                                                                            ---------
Additional Information About Investments and Investment Techniques
Investment Restrictions
Trustees and Officers
The Trust
Investment Advisory Agreement
Net Asset Value
Portfolio Transactions and Brokerage
Dividend Reinvestment Plan
Tax Matters
Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of H&Q Healthcare Investors:

   We have audited the accompanying balance sheet of H&Q Healthcare Investors (a Massachusetts business trust), including the Schedule of Investments as of September 30, 1996, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and financial highlights for the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned, as of September 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

   As discussed in Note 5, the financial statements include investment securities valued at $37,189,359 (25.2% of net assets) whose values have been determined by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, the Board of Trustees' determination of values may differ significantly from the values that would have been used had a ready market existed for the securities and the difference could be material.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of H&Q Healthcare Investors as of September 30, 1996, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and financial highlights for the years presented, in conformity with generally accepted accounting principles.

Boston, Massachusetts Arthur Andersen LLP
November 1, 1996

                           H&Q HEALTHCARE INVESTORS

                 SCHEDULE OF INVESTMENTS--September 30, 1996

  SHARES                                                             VALUE
------------                                                     --------------
             CONVERTIBLE SECURITIES--13.1%
             Convertible Preferred--12.6%
1,666,667    Cubist Pharmaceuticals, Series C*                    $ 1,000,000
500,000      CV Therapeutics, Series D*                               475,000
207,500      CV Therapeutics, Series E (w/wts.)*                      197,125
212,500      CV Therapeutics, Series G (w/wts.)*                      201,875
80,202       Dyax, Class A Series 1*                                  160,402
55,000       Dyax, Class A Series 3*                                  110,000
222,222      EPR, Series A*                                           999,999
1,100,000    Exelixis Pharmaceuticals, Series B*                    1,100,000
308,707      Focal, Series D*                                         537,150
116,106      Focal, Series E*                                         202,025
1,330,645    HealthTech Services, Series A*                         1,650,000
99,955       IBAH, Series A**                                       1,949,123
400,000      InterVentional Technologies, Series E*                 1,000,000
87,500       InterVentional Technologies, Series F*                   875,000
15,000       InterVentional Technologies, Series G*                   150,000
343,750      LocalMed, Series D*                                    1,375,000
160,000      Masimo, Series D*                                      1,120,000
135,000      PGS International, Escrow*                               162,000
27,500       Terrapin Technologies, Series G*                       1,375,000
187,969      Therion Biologics, Series B (w/wts.)*                    499,998
3,268        Transkaryotic Therapies, Series B*                     2,098,056
25,000       Transkaryotic Therapies, Series C*                       350,000
270,270      Tularik, Series C*                                       999,999
                                                                  -----------
                                                                  $18,587,752
                                                                  -----------
PRINCIPAL
  AMOUNT     Convertible Bonds and Notes--0.5%
-----------
$801,500     Therion Biologics, 10% Note due 1996 (w/wts.)        $   801,500
                                                                  -----------
                                                                  $   801,500
                                                                  -----------
             TOTAL CONVERTIBLE SECURITIES (Cost $17,917,021)      $19,389,252
                                                                  -----------
 SHARES
---------
             COMMON STOCKS--80.1%
             Agricultural/Environmental Technology--6.7%
63,000       Calgene**                                            $   315,000
467,500      Catalytica**                                           1,928,438
102,000      IDEXX Laboratories**                                   4,615,500
94,697       Molten Metal Technology**                              3,030,304
                                                                  -----------
                                                                  $ 9,889,242
                                                                  -----------
             Biotechnology--29.2%
100,000      Alkermes**                                           $ 1,562,500
265,600      Ariad Pharmaceuticals**                                1,012,600
58,000       BioChem Pharma**                                       2,327,250
111,000      BioTransplant**                                          777,000

The accompanying notes are an integral part of these consolidated financial statements.

  SHARES                                                 VALUE
----------                                           --------------
           Biotechnology--continued
238,898    BioTransplant*                               1,254,215
2,760      BioTransplant Warrants*                          4,968
6,300      BioTransplant Warrants*                         11,340
1,150      BioTransplant Warrants*                          4,807
110,000    Calypte Biomedical**                           948,750
250,400    Calypte Biomedical*                          1,534,952
200,000    Cell Therapeutics*                             670,000
148,700    Cor Therapeutics**                           1,487,000
494,117    Genta**                                        725,734
71,659     Gilead Sciences**                            2,024,367
205,000    ImmuLogic Pharmaceutical**                   1,665,625
63,755     INCYTE Pharmaceuticals**                     3,155,873
441,409    Martek Biosciences**                        11,035,225
73,000     MedImmune**                                  1,040,250
207,059    NABI**                                       2,458,826
60,000     Neurogen**                                   1,515,000
400,000    Oxford GlycoSystems Group*                     320,000
13,867     Pharming B.V.*                               1,105,247
349,166    Ribi ImmunoChem Research**                   1,440,310
166,666    Ribi ImmunoChem Research Warrants*             131,666
180,648    SEQUUS Pharmaceuticals**                     2,845,206
74,096     SEQUUS Pharmaceuticals Warrants*               617,220
112,500    Somatogen**                                  1,279,688
29,162     Therion Biologics*                              77,571
12,500     Transkaryotic Therapies Warrants*                  125
                                                      -----------
                                                      $43,033,315
                                                      -----------
           Contract Research Organizations--9.5%
136,781    IBAH**                                     $   889,077
299,865    IBAH Warrants*                               1,250,437
193,605    IBAH Warrants*                                 758,932
330,000    Phoenix International Life Sciences**        3,382,500
105,200    Quintiles Transnational**                    7,705,900
                                                      -----------
                                                      $13,986,846
                                                      -----------
           Diagnostics--6.8%
189,099    Biofield*                                  $ 1,293,437
14,977     Biofield Warrants*                                 150
14,977     Biofield Warrants*                                 150
135,907    Cytyc**                                      2,038,605
175,397    Cytyc*                                       1,973,216
20,000     Integ**                                        207,500
133,333    Integ*                                       1,037,331
153,846    NeoPath*                                     2,221,536
333,334    Quidel**                                     1,291,669
                                                      -----------
                                                      $10,063,594
                                                      -----------

The accompanying notes are an integral part of these consolidated financial statements.

    SHARES                                                                  VALUE
 -------------                                                         ---------------
              Managed Care--4.1%
116,000       Orthodontic Centers of America**                          $  2,363,500
112,500       Vencor**                                                     3,628,125
                                                                         ------------
                                                                        $  5,991,625
                                                                         ------------
              Medical Supplies--10.0%
62,456        Boston Scientific**                                       $  3,591,220
108,968       EndoVascular Technologies**                                  1,307,616
155,750       Exogen**                                                       623,000
114,286       Heartstream*                                                 1,221,717
176,534       Innotech*                                                    1,339,893
137,457       KeraVision**                                                 2,061,855
210,040       Landec**                                                     2,047,890
50,409        Landec*                                                        368,490
22,000        Perclose**                                                     489,500
100,002       Ventritex**                                                  1,750,035
                                                                         ------------
                                                                        $ 14,801,216
                                                                         ------------
              Medical Specialty--7.8%
546,000       Bioject Medical**                                         $    546,000
129,420       Biomatrix**                                                  2,167,785
14,120        Dyax*                                                           28,240
2,528         Dyax Warrants*                                                      25
239,000       Fuisz Technologies**                                         3,107,000
180,000       Interpore**                                                    933,750
113,569       Sepracor**                                                   1,604,162
91,666        Spiros Development Units*                                    2,523,565
137,000       Voxel**                                                        685,000
                                                                         ------------
                                                                        $ 11,595,527
                                                                         ------------
              Pharmaceuticals--6.0%
160,000       Cortex Pharmaceuticals**                                  $    490,000
125,000       Synaptic Pharmaceutical**                                    1,421,875
181,667       Vivus**                                                      6,903,346
                                                                         ------------
                                                                        $  8,815,221
                                                                         ------------
              TOTAL COMMON STOCKS (Cost $69,576,985)                    $118,176,586
                                                                         ------------
              TOTAL INVESTMENTS IN SECURITIES (Cost $87,494,006)        $137,565,838
                                                                         ============
  PRINCIPAL
     AMOUNT   TEMPORARY CASH INVESTMENTS--7.0%
$5,200,000    Ford Motor Credit Corp., 5.28%, due 10/11/96              $  5,192,350
5,200,000     General Motors Acceptance Corp., 5.30%, due 10/3/96          5,198,492
                                                                         ------------
              TOTAL TEMPORARY CASH INVESTMENTS                          $ 10,390,842
                                                                         ============


-------------


 * Non income-producing restricted security, valued by the Board of Trustees (see Note 5).

** Non income-producing publicly traded security (see Note 1).

The accompanying notes are an integral part of these consolidated financial statements.

                           H&Q HEALTHCARE INVESTORS

                      BALANCE SHEET--September 30, 1996

                                  Assets
Investments in securities, at value (identified cost $87,494,006; see
  Schedule of Investments) (Notes 1, 3 and 5)                                $137,565,838
Temporary cash investments, at amortized cost which approximates value
  (see Schedule of Investments) (Note 1)                                       10,390,842
                                                                            ------------
    Total investments                                                        $147,956,680
Cash                                                                              301,049
Prepaid expenses and other assets                                                  19,429
                                                                            ------------
    Total assets                                                             $148,277,158
                                                                            ------------

                               Liabilities
Payable for investments purchased                                                $497,750
Accrued advisory fee (Note 4)                                                     158,524
Other accrued expenses                                                             68,379
                                                                            ------------
    Total liabilities                                                            $724,653
                                                                            ------------

                                Net Assets
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 5,729,160 shares issued and
  outstanding (Note 1)                                                        $71,929,826
Accumulated net realized gain on investments                                   25,550,847
Net unrealized gain on investments (Note 3)                                    50,071,832
                                                                            ------------
    Total net assets (equivalent to $25.75 per share based on 5,729,160
      shares outstanding)                                                    $147,552,505
                                                                            ============

The accompanying notes are an integral part of these consolidated financial statements.

                           H&Q HEALTHCARE INVESTORS

                           STATEMENT OF OPERATIONS
                    For the Year Ended September 30, 1996

 INVESTMENT INCOME (Note 1):
Dividends                                                        $9,900
Interest                                                        242,253
                                                             ------------
  Total investment income                                                      $252,153

EXPENSES:
Advisory fees (Note 4)                                       $1,961,266
Shareholder reporting                                            62,336
Custodian fees                                                   58,063
Trustees' fees and expenses                                      56,663
Insurance expense                                                30,455
Accounting and auditing fees                                     27,971
Transfer agent fees                                              16,911
Legal fees                                                       14,742
Other                                                            45,543
                                                             ------------
  Total expenses                                                              2,273,950
                                                                            ------------
   Net investment (loss)                                                    $(2,021,797)
                                                                            ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gain on investments (Note 1)                                   $26,774,551
Net increase in unrealized gain on investments                                5,212,708
                                                                            ------------
  Net gain on investments                                                   $31,987,259
                                                                            ------------
   Net increase in net assets resulting from operations                     $29,965,462
                                                                            ============

The accompanying notes are an integral part of these consolidated financial statements.

                           H&Q HEALTHCARE INVESTORS

                           STATEMENT OF CASH FLOWS
                    For the Year Ended September 30, 1996

 CASH FLOWS FROM OPERATING ACTIVITIES:
Dividends received                                                         $9,900
Interest received                                                         254,949
Operating expenses paid                                                (2,282,567)
                                                                      -----------
  Net cash used for operating activities                              $(2,017,718)
                                                                      -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
Sales and maturities of portfolio securities                         $234,104,327
Purchases of portfolio securities                                    (228,684,370)
                                                                      -----------
  Net cash provided by investing activities                            $5,419,957
                                                                      -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid                                               $(6,769,939)
Distributions reinvested                                                3,284,307
                                                                      -----------
  Net cash used for financing activities                              $(3,485,632)
                                                                      -----------
NET (DECREASE) IN CASH                                                   $(83,393)
CASH AT BEGINNING OF YEAR                                                 384,442
                                                                      -----------
CASH AT END OF YEAR                                                      $301,049
                                                                      ===========
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS TO NET CASH USED FOR OPERATING ACTIVITIES:
Net increase in net assets resulting from operations                  $29,965,462
Net realized (gain) on investments                                    (26,774,551)
Net (increase) in unrealized gain on investments                       (5,212,708)
Net decrease in interest and dividends receivables                         12,696
(Decrease) in accrued advisory fees and accrued other expenses             (7,032)
(Increase) in prepaid expenses and other assets                            (1,585)
                                                                      -----------
  Net cash used for operating activities                              $(2,017,718)
                                                                      ===========

The accompanying notes are an integral part of these consolidated financial statements.

                           H&Q HEALTHCARE INVESTORS

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                      For the years ended
                                                                 September 30,   September 30,
                                                                     1996            1995
                                                                     ----            ----
NET INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment (loss)                                             $(2,021,797)     $(1,267,141)
Net realized gain on investments                                   26,774,551        5,912,514
Net increase in unrealized gain on investments                      5,212,708       24,258,241
                                                                 ------------    -------------
  Net increase in net assets resulting from operations            $29,965,462      $28,903,614
                                                                 ------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized long-term capital gains                              $(6,769,939)              --
                                                                 ------------    -------------
  Net (decrease) in net assets resulting from distributions       $(6,769,939)              --

CAPITAL SHARE TRANSACTIONS:
Value of shares issued in reinvestment of distributions            $3,284,307               --
                                                                 ------------    -------------
  Total increase in net assets                                    $26,479,830      $28,903,614
                                                                 ------------    -------------

NET ASSETS:
Beginning of year                                                 121,072,675       92,169,061
                                                                 ------------    -------------
End of year                                                      $147,552,505     $121,072,675
                                                                 ============    =============

The accompanying notes are an integral part of these consolidated financial statements.

                           H&Q HEALTHCARE INVESTORS


                             FINANCIAL HIGHLIGHTS
  (Selected data for each Share outstanding throughout the period indicated)



                                                  For the years ended September 30,
                             ----------------------------------------------------------------------------
                                 1996            1995            1994           1993           1992
                            --------------- --------------- -------------- --------------  --------------
Net asset value per share:
 Beginning of period              $21.818         $16.609         $17.604        $17.340        $19.207
                             ------------    ------------    ------------   ------------   ------------
Net investment income
  (loss)                          $(0.331)        $(0.228)        $(0.199)       $(0.190)       $(0.076)
Net realized and
  unrealized gain (loss) on
  investments                       5.487           5.437          (0.230)         0.970          0.247
Federal income taxes on
  retained long-term
  capital gains                        --              --          (0.566)        (0.516)        (1.078)
                             ------------    ------------    ------------   ------------   ------------
  Total increase
  (decrease) from
    investment operations          $5.156          $5.209         $(0.995)        $0.264        $(0.907)
                             ------------    ------------    ------------   ------------   ------------
Distribution to
  shareholders
 Short-term capital gains              --              --              --             --        $(0.040)
 Long-term capital gains          $(1.220)             --              --             --         (0.920)
                             ------------    ------------    ------------   ------------   ------------
  Total distributions             $(1.220)             --              --             --        $(0.960)
                             ------------    ------------    ------------   ------------   ------------
Net asset value per share:
 End of period                    $25.754         $21.818         $16.609        $17.604        $17.340
                             ============    ============    ============   ============   ============
Per share market value:
 End of period                    $20.875         $18.250         $15.125        $18.375        $19.375
Total investment return
  (a)                               22.03%          20.66%         (17.69)%        (5.16)%         9.43%
Net assets:
 End of period               $147,552,505    $121,072,675     $92,169,061    $97,690,739    $96,222,175

RATIOS AND SUPPLEMENTAL DATA:
Ratio of operating
  expenses to average net
  assets                             1.62%           1.76%           1.74%          1.84%          1.72%
Ratio of net investment
  (loss) to average net
  assets                            (1.44)%         (1.31)%         (1.13)%        (1.06)%        (0.38)%
Portfolio turnover rate             22.41%          22.81%          28.10%         28.36%         35.45%
Average commission rate
  paid per listed share
  purchased (a)                      $.07             N/A             N/A            N/A            N/A
Number of shares
  outstanding at end of
  period                        5,729,160       5,549,198       5,549,198      5,549,198      5,539,450


-------------



* Annualized


(a) Average commission rate per share required for fiscal years that began September 1, 1995, or later; total investment return information not required for fiscal years 1987 through 1989.

The accompanying notes are an integral part of these consolidated financial statements.

                           H&Q HEALTHCARE INVESTORS

                            FINANCIAL HIGHLIGHTS--
                                 (Continued)

                                                                                        For the period
                                                                                        April 22, 1987
                                                                                         (commencement
                                        For the years ended September 30,                of operation)
                                                                                       to September 30,
                               1991            1990           1989           1988            1987
                          --------------- -------------- -------------- --------------  ----------------
Net asset value per
  share:
 Beginning of period            $11.313         $10.647         $8.036         $9.450          $9.250
                           ------------    ------------   ------------   ------------    ------------
Net investment income
  (loss)                        $(0.014)         $0.014         $0.003        $(0.019)         $0.030
Net realized and
  unrealized gain (loss)
  on investments                  8.743           0.652          2.608         (1.375)          0.170
Federal income taxes on
  retained long-term
  capital gains                      --              --             --             --              --
                           ------------    ------------   ------------   ------------    ------------
  Total increase
  (decrease) from
    investment operations        $8.729          $0.666         $2.611        $(1.394)         $0.200
                           ------------    ------------   ------------   ------------    ------------
Distribution to
  shareholders
 Short-term capital gains       $(0.055)             --             --             --              --
 Long-term capital gains         (0.780)             --             --        $(0.020)             --
                           ------------    ------------   ------------   ------------    ------------
  Total distributions           $(0.835)             --             --        $(0.020)             --
                           ------------    ------------   ------------   ------------    ------------
Net asset value per
  share:
 End of period                  $19.207         $11.313        $10.647         $8.036          $9.450
                           ============    ============   ============   ============    ============
Per share market value:
 End of period                  $18.375          $9.250         $9.750         $6.375          $5.625
Total investment return
  (a)                            113.06%           1.37%           N/A            N/A             N/A
Net assets:
 End of period             $106,396,527     $62,661,275    $58,974,336    $44,515,399     $52,366,673

RATIOS AND SUPPLEMENTAL DATA:
Ratio of operating
  expenses to average net
  assets                           1.73%           1.74%          1.89%          1.98%           1.83%*
Ratio of net investment
  (loss) to average net
  assets                          (0.10)%          0.12%          0.02%         (0.25)%          0.74%*
Portfolio turnover rate           23.04%          47.02%         46.90%         57.42%          17.34%*
Average commission rate
  paid per listed share
  purchased (a)                     N/A             N/A            N/A            N/A             N/A
Number of shares
  outstanding at end of
  period                      5,539,450       5,539,450      5,539,450      5,539,450       5,539,450


-------------



* Annualized.



(a) Average commission rate per share required for fiscal years that began September 1, 1995, or later; total investment return information not required for fiscal years 1987 through 1989.



The accompanying notes are an integral part of these consolidated financial statements.

                           H&Q HEALTHCARE INVESTORS
                        NOTES TO FINANCIAL STATEMENTS
                              September 30, 1996

(1) ORGANIZATION

   H&Q Healthcare Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in securities of companies in the healthcare industries. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on October 31, 1986 and commenced operations on April 22, 1987.

   The preparation of these financial statements requires the use of certain estimates by management in determining the entity's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

Investment Securities

   Transactions related to the investments of the Fund are recorded on the date the securities are purchased or sold. Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. As indicated in Note 5, investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees of the Fund. Temporary cash investments with a maturity of 60 days or less are valued at amortized cost.

   Gains and losses from sales of investments are recorded using the "identified cost" method for both financial reporting and Federal income tax purposes. Investment income and expenses are recorded on the accrual basis.

Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income tax provision is required.

Distributions

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex- dividend date. Such distributions are determined in conformity with income tax regulations. The Fund has adjusted for the effect of certain permanent book/tax differences. Of the $2,021,797 net operating loss, $366,279 was available to offset certain realized capital gains and the balance was reclassified against capital. This adjustment has no effect on the Fund's net assets, net investment loss or net realized gain and is designed to present the Fund's capital accounts on a tax basis.

Dividend Reinvestment Plan

   Under the Dividend Reinvestment Plan, net realized capital gains will automatically be paid in additional shares of the Fund, unless the Plan Agent (State Street Bank and Trust Company) is otherwise instructed by the shareholder. It is expected that dividends, if any, will be declared after fiscal year-end and will be payable for that year before the end of January.

   A description of the automatic Dividend Reinvestment Plan may be obtained by calling State Street Bank. Shareholders may request to be paid in cash instead of shares by contacting the bank, brokerage or nominee who holds the shares if the shares are held in "street name" or by filling out an Authorization Card obtained by calling State Street Bank if the shares are in registered form.

                           H&Q HEALTHCARE INVESTORS
                  NOTES TO FINANCIAL STATEMENTS--(Continued)
                              September 30, 1996

(2) PURCHASES AND SALES OF INVESTMENT SECURITIES

   The aggregate cost of purchases and proceeds from sales of investment securities (other than temporary cash investments) for the period from October 1, 1995 through September 30, 1996 totaled $31,022,848 and $45,401,195, respectively.

(3) TAX BASIS OF SECURITIES

   At September 30, 1996, the total cost of securities for Federal income tax purposes was $87,494,006. The aggregate gross unrealized gain on securities in which there was an excess of market value over cost was $63,873,734. The aggregate gross unrealized loss on securities in which there was an excess of cost over market value was $13,801,902. The net unrealized gain on securities held by the Fund was $50,071,832.

(4) ADVISORY AGREEMENT

   The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with Hambrecht & Quist Capital Management Incorporated (the Adviser). Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities and (ii) 1% of the average net assets for the month of all other assets. The aggregate fee may not exceed a rate when annualized of 1.375%. The Adviser is a wholly owned subsidiary of Hambrecht & Quist Group. Certain officers and trustees of the Fund are also officers of the Adviser.

(5) VENTURE CAPITAL AND OTHER RESTRICTED SECURITIES

   The Fund may invest in venture capital or other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 25.2% of the Fund's net assets at September 30, 1996.

   The value of the venture capital or other restricted securities are valued at fair value as determined in good faith by the Board of Trustees. However, because of the inherent uncertainty of valuations, these estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital or other restricted securities at September 30, 1996, as determined by the Board of Trustees of the Fund.

                                                             Carrying
                                Acquisition                    Value
Security                           Date           Cost       per Unit       Value
--------                           ----           ----       --------       -----
Biofield
Common*                           11/4/93      $1,000,229
                                  9/16/94         250,002
                                   3/3/95         172,125
                                  6/29/95         103,122
                                                1,525,478     $6.840     $1,293,437
Common Warrants                    3/3/95               0
                                  6/29/95               0
                                              -----------
                                                        0      0.010            150
Common Warrants                    3/3/95               0
                                  6/29/95               0
                                              -----------
                                                        0      0.010            150

                                     F-12

                           H&Q HEALTHCARE INVESTORS
                  NOTES TO FINANCIAL STATEMENTS--(Continued)
                              September 30, 1996

                                                             Carrying
                                Acquisition                    Value
Security                           Date           Cost       per Unit       Value
--------                           ----           ----       --------       -----
BioTransplant
Common*                           11/1/93      1,200,696
                                 10/31/94        277,857
                                  8/18/95         48,757
                                  1/16/96        385,385
                                              -----------
                                               1,912,695       5.250      1,254,215
Common Warrants                   8/12/94              0       1.800          4,968
Common Warrants                  10/31/94              0       1.800         11,340
Common Warrants                   8/18/95              0       4.180          4,807
Calypte Biomedical
Common*                          12/22/92      1,000,476
                                 11/18/94         52,000
                                  6/15/95        100,000
                                  2/29/96        150,000
                                              -----------
                                               1,302,476       6.130      1,534,952
Cell Therapeutics
Common                             8/3/92      1,000,280       3.350        670,000
Cubist Pharmaceuticals
Series C Cvt. Pfd.                5/17/95      1,000,809       0.600      1,000,000
CV Therapeutics
Series D Cvt. Pfd.                3/23/94      1,000,330       0.950        475,000
Series E Cvt. Pfd. (w/wts.)        9/8/95        415,613       0.950        197,125
Series G Cvt. Pfd. (w/wts.)       3/29/96        425,425       0.950        201,875
Cytyc*
Common                            5/17/94        151,447
                                 10/14/94        149,608
                                  6/13/95         84,460
                                              -----------
                                                 385,515      11.250      1,973,216
Dyax
Common                            5/16/91      1,001,480       2.000         28,240
Class A Series 1 Cvt. Pfd.         6/1/92        155,065
                                  9/11/92         51,712
                                 12/31/92        111,812
                                              -----------
                                                 318,589       2.000        160,402
Class A Series 3 Cvt. Pfd.       10/26/95        110,280       2.000        110,000
Common Warrants                  12/31/92            187       0.010             25
EPR
Series A Cvt. Pfd.                 3/9/94      1,000,409       4.500        999,999
Exelixis Pharmaceuticals
Series B Cvt. Pfd.                3/28/96      1,101,325       1.000      1,100,000

                                     F-13

                           H&Q HEALTHCARE INVESTORS
                  NOTES TO FINANCIAL STATEMENTS--(Continued)
                              September 30, 1996

                                                             Carrying
                                Acquisition                    Value
Security                           Date           Cost       per Unit       Value
--------                           ----           ----       --------       -----
Focal
Series D Cvt. Pfd.                9/17/93        922,564
                                   8/5/94        220,382
                                              -----------
                                               1,142,946       1.405        537,150
Series E Cvt. Pfd.               10/17/95        202,466       1.740        202,025
HealthTech Services
Series A Cvt. Pfd.                1/26/96      1,652,603       1.240      1,650,000
Heartstream*
Common                            3/15/95        800,433      10.690      1,221,717
IBAH#
Common Warrants                   2/22/93              0       3.920        758,932
Common Warrants                   8/11/95        192,500       4.170      1,250,437
Innotech*
Common                            8/23/95      1,100,677       7.590      1,339,893
Integ*
Common                            6/16/95        800,126       7.780      1,037,331
InterVentional Technologies
Series E Cvt. Pfd.                 4/2/91        500,667       2.500      1,000,000
Series F Cvt. Pfd.                8/21/92        700,399      10.000        875,000
Series G Cvt. Pfd.                 3/8/95        150,431      10.000        150,000
Landec*
Common                            3/27/95        200,294       7.310        368,490
LocalMed
Series D Cvt. Pfd.                 2/9/96      1,376,301       4.000      1,375,000
Masimo
Series D Cvt. Pfd.                8/14/96      1,120,000       7.000      1,120,000
NeoPath*
Common                            3/15/94      1,000,209      14.440      2,221,536
Oxford GlycoSystems Group
Ordinary Shares                   5/26/93        773,830       0.800        320,000
PGS International
Escrow                            9/27/93              0       1.200        162,000
Pharming B.V.
Class B Shares                    8/28/95      1,105,430      79.703      1,105,247
Ribi ImmunoChem Research**
Common Warrants                   7/31/91              0       0.790        131,666
SEQUUS Pharmaceuticals#
Common Warrants                   3/30/95              0       8.330        617,220
Spiros Development
Units                            12/28/95      1,375,780      27.530      2,523,565
Terrapin Technologies
Series G Cvt. Pfd.                11/7/95      1,375,548      50.000      1,375,000

                                     F-14

                           H&Q HEALTHCARE INVESTORS
                  NOTES TO FINANCIAL STATEMENTS--(Continued)
                              September 30, 1996

                                                             Carrying
                                Acquisition                    Value
Security                           Date           Cost       per Unit       Value
--------                           ----           ----       --------       -----
Therion Biologics
Common                            7/12/90           7,582       2.660         77,571
Series B Cvt. Pfd. (w/wts.)       6/30/93         502,648       2.660        499,998
10% Note due 1996 (w/wts.)       10/17/94         251,260
                                  4/19/95          97,116
                                  7/12/95          97,063
                                 10/17/95          97,000
                                  1/25/96          89,176
                                   4/3/96          90,200
                                  8/20/96          81,800
                                              -----------
                                                  803,615       1.000        801,500
Transkaryotic Therapies
Series B Cvt. Pfd.               10/15/91       1,000,840
                                  2/13/92          24,000
                                  4/16/93         283,420
                                              -----------
                                                1,308,260     642.000      2,098,056
Series C Cvt. Pfd.                11/5/93         200,000      14.000        350,000
Common Warrants                   11/5/93             245       0.010            125
Tularik
Series C Cvt. Pfd.                4/16/93       1,000,119       3.700        999,999
                                              -----------               -------------
                                              $31,317,880                $37,189,359
                                              ===========               =============

-------------

* Represents 75% of equivalent current market value of the issuer's registered securities.

** Represents 70% of equivalent current market value of the issuer's registered securities.

# Represents 100% of equivalent current market value of the issuer's registered securities.

                                  APPENDIX A
            DESCRIPTION OF RISK FACTORS AND INVESTMENT TECHNIQUES


                                 RISK FACTORS


   An investment in the Shares of the Trust involves a high degree of risk. Prospective investors should consider carefully the following risk factors in addition to the other information set forth in this Prospectus. For additional information of the risks that may be associated with an investment in the Trust see "Additional Information About Investments and Investment Techniques" in the SAI.


   Because the Trust intends to invest substantially all of its assets in equity securities of Healthcare Companies, an investor should be aware of certain special considerations and risk factors relating to investments in such companies. No assurance can be given that Healthcare Companies will grow, that a sufficient number of appropriate investments will be available or that the Trust's particular investment choices will be successful. Investors should also be aware of considerations and risks relating to the Trust's investment practices. An investment in the Trust should not itself be considered a balanced investment program and is intended to provide diversification as part of a more complete investment program. The Trust is intended for long-term investors not seeking current income.

Dilution of NAV and Effect of Non-Participation in the Offer


   As a result of the terms of the Offer, Shareholders who do not fully exercise their Rights, including the Over- Subscription Privilege, will, at the completion of the Offer, own a smaller proportional interest in the Trust than they owned prior to the Offer and will experience a dilution of NAV. In addition, an immediate dilution of NAV will be experienced by all Shareholders as a result of the Offer whether or not they exercise all or a portion of their Rights, because the Subscription Price will be less than the then current NAV. Although it is not possible to state precisely the amount of such a decrease in value, because it is not known at this time how many Shares will be subscribed for or what the Subscription Price will be, such dilution could be significant. Since April 22, 1987 (commencement of operations), Shares of the Trust have traded at various times at both a discount and a premium to net asset value.



Concentration in the Healthcare Industries


   The Trust expects under normal market conditions to invest primarily in securities of Healthcare Companies representing a finite number of industries and to invest at least 25% of its net assets in securities of companies in the healthcare industries. The Trust's portfolio may therefore be more sensitive to, and possibly more adversely affected by, regulatory, economic or political factors or trends relating to the healthcare, agricultural and environmental technology industries than a portfolio of companies representing a larger number of industries. This risk is in addition to the risks normally associated with any strategy seeking capital appreciation by investing in a portfolio of equity securities.


   Healthcare industries have in the past been characterized by limited product focus, rapidly changing technology and extensive government regulation. In particular, technological advances can render an existing product, which may account for a disproportionate share of a company's revenue, obsolete. Obtaining governmental approval from agencies such as the FDA for new products can be lengthy, expensive and uncertain as to outcome. Such delays in product development may result in the need to seek additional capital, potentially diluting the interests of existing investors such as the Trust. In addition, governmental agencies may, for a variety of reasons, restrict the release of certain innovative technologies of commercial significance, such as genetically altered material. These various factors may result in abrupt advances and declines in the securities prices of particular companies and, in some cases, may have a broad effect on the prices of securities of companies in particular healthcare industries.


   While a concentration of investments in any healthcare industry or in Healthcare Companies generally may increase the risk and volatility of an investment company's portfolio, the Trust will endeavor to reduce risk by having a portfolio of investments that is diversified within its stated objective and policies. Such volatility is not limited to the biotechnology industry, and companies in other industries may be subject to similar abrupt movements in the market prices of their securities. No assurance can be given that future declines in the market prices of securities of companies in the industries in which the Trust may invest will not occur, or that such declines will not adversely affect the NAV or the price of the Shares.

   Intense competition exists within and among certain healthcare industries, including competition to obtain and sustain proprietary technology protection. Healthcare Companies can be highly dependent on the strength of patents for maintenance of profit margins and market exclusivity. The complex nature of the technologies involved can lead to patent disputes, including litigation that could result in a company losing an exclusive right to a patent. Competitors of Healthcare Companies, particularly of the emerging growth Healthcare Companies that the Trust emphasizes, may have substantially greater financial resources, more extensive development, manufacturing, marketing and service capabilities, and a larger number of qualified managerial and technical personnel. Such competitors may succeed in developing technologies and products that are more effective or less costly than any that may be developed by Healthcare Companies in which the Trust invests and may also prove to be more successful in production and marketing. Competition may increase further as a result of potential advances in health services and medical technology and greater availability of capital for investment in these fields.


   With respect to healthcare, cost containment measures already implemented by the federal government, state governments and the private sector have adversely affected certain sectors of these industries. There is increasing discussion at all levels of government, as to how to extend health insurance coverage to the millions of people in the U.S. who are currently uninsured while also restraining the growth of total healthcare expenditures. The implementation of any of the measures under discussion may create increased demand for healthcare products and services but also may have an adverse effect on some companies in the healthcare industries. No assurance can be given that healthcare reform legislation will be enacted or, if enacted, as to its ultimate form.


   Certain Healthcare Companies in which the Trust may invest may be exposed to potential product liability risks that are inherent in the testing, manufacturing, marketing and sale of pharmaceutical and medical device products. There can be no assurance that a product liability claim would not have a material adverse effect on the business, financial condition or securities prices of a company in which the Trust has invested.

Investment in Emerging Growth Companies

   The Trust emphasizes investment in equity securities of emerging growth Healthcare Companies. While these securities offer the opportunity for significant capital gains, such investments also involve a degree of risk that can result in substantial losses. Some of the Healthcare Companies in which the Trust may invest are expected to be companies that are in a "start-up" stage of development, have little or no operating history, operate at a loss or with substantial variations in operating results from period to period, have limited products, markets, financial resources or management depth, or have the need for substantial additional "follow-up" capital to support expansion or to achieve or maintain a competitive position. Some of these Healthcare Companies may be emerging companies at the research and development stage with no marketable or approved products or technology. There can be no assurance that securities of start-up or emerging growth companies will, in the future, yield returns commensurate with their associated risks.

Key Personnel

   Alan G. Carr, the President and a Trustee of the Trust and President and sole Director of the Investment Adviser, is responsible for managing the Trust's portfolio. Mr. Carr has been managing equity portfolios emphasizing investment in emerging growth companies for over 30 years and portfolios specializing in publicly traded equity securities of Healthcare Companies, as well as in venture capital opportunities in the healthcare industries, for the last 15 years. There may be only a limited number of securities professionals who have comparable investment experience to Mr. Carr. In the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser, there can be no assurance that a suitable replacement for Mr. Carr could be found immediately.

Liquidity of Portfolio Investments


   The Trust may invest substantially all of its net assets in securities of emerging growth Healthcare Companies that are traded in the over-the-counter market or on regional stock exchanges where the low trading volume of a particular security may result in abrupt and erratic price movements. An investment in such securities may have limited liquidity, and the Trust may find it necessary to sell at a discount from recent prices or to sell over extended periods of time when disposing of such securities. In addition, the Trust may invest up to 40% of its net assets in Restricted Securities, which by their terms are illiquid because they are subject to legal or contractual restrictions on resale. The Trust cannot sell Restricted Securities except in a public offering registered under the Securities Act or pursuant to an exemption from registration under the Securities Act, including a transaction in compliance with Rule 144 under the Securities Act, which permits only limited sales under specified conditions unless the Trust has held the securities for at least three years and is unaffiliated with the issuer. Moreover, Restricted Securities are expected to include venture capital investments that may take many years from the date of initial investment to reach a state of maturity when public disposition can be considered. Adverse conditions in the securities markets at certain times may preclude a public offering of an issuer's unregistered securities. Lack of an active secondary market and resale restrictions may result in the inability of the Trust to sell a security at a fair price and may substantially delay the sale of a security that the Trust seeks to sell. Companies whose securities are not publicly traded are also not subject to the same disclosure and other legal requirements as are applicable to companies with publicly traded securities. Restricted Securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act are subject to the 40% limitation described above.



Foreign Securities

   The Trust may invest up to 20% of its net assets in Foreign Securities, many of which may be less liquid and have prices that are more volatile than securities of comparable U.S. companies. Foreign stock exchanges and brokers are generally subject to less governmental supervision and regulation than U.S. exchanges and brokers, and commissions on foreign stock exchanges are generally higher than negotiated commissions in the U.S. There may in certain instances be delays in the settlement of transactions effected in foreign markets. Certain countries restrict foreign investments in their securities markets. These restrictions may limit or preclude investment in certain countries or in certain industries or market sectors, or may increase the cost of investing in securities of particular companies.

   Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. Thus, there may be less available information concerning non-U.S. issuers of securities held by the Trust than is available concerning U.S. companies. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation, confiscatory taxation or establishment of exchange controls. Income earned in a foreign nation may be subject to taxation (including withholding taxes on interest and dividends), or other taxes may be imposed with respect to investments in foreign securities. Other risks associated with investments in foreign securities include difficulties in pursuing legal remedies and obtaining judgments in foreign courts, political or social instability and diplomatic developments that could adversely affect the Trust's investments in companies located in foreign countries. An investment in Foreign Securities may also involve a degree of currency risk.

Market for Shares


   The Shares are listed on the NYSE under the symbol "HQH". The shares of closed-end investment companies frequently trade at a discount from NAV but may trade at a premium. This is characteristic of shares of a closed-end fund and is a risk separate and distinct from the risk of a decline in the NAV as a result of a fund's investment activities. Because of this factor as well as the Trust's investment objective and policies, the Trust is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Since its initial public offering in April 1987, Shares have traded at various times at both a discount and a premium to NAV. The risk that the Shares may trade at a discount to NAV may be greater for investors expecting to sell their Shares in a relatively short period of time. The Trust cannot predict whether the Shares will trade in the future at, above or below NAV.


Declaration of Trust

   The Trust's Declaration of Trust presently has provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust, cause it to engage in certain transactions or modify its structure. The Board is divided into three classes, each having a term of three years. Each year the term of office of one class will expire: Alan G. Carr and Henri A. Termeer will continue in office until 1999, William R. Hambrecht, Robert P. Mack M.D., and Eric Oddleifson will continue in office until 1998, and Lawrence S. Lewin and Uwe E. Reinhardt, Ph.D. will continue in office until 1997. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only by vote of the holders of 66-2/3% of the Shares of the Trust.

   In addition, the affirmative vote or consent of the holders of 75% of the Trust's Shares will be required generally to authorize any of the following transactions with a person or entity that is directly, or indirectly through affiliates, the beneficial owner of 5% or more of the outstanding Shares of the Trust:

   (i)the Trust's merger or consolidation with or into any other entity;

   (ii)the issuance of any securities of the Trust to any person or entity for cash (except pursuant to the Plan);

   (iii) the sale, lease or exchange of all or substantially all of the Trust's assets to or with any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

   (iv) the sale, lease or exchange to or with the Trust in consideration for securities of the Trust of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000).

   However, such 75% vote or consent will not be required with respect to the foregoing transactions where the Board under certain conditions approves the transaction. These provisions could have the effect of depriving shareholders of an opportunity to sell their Shares at a premium over prevailing market price by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction. The Board has determined that the 75% voting requirements described above, which are greater than the minimum requirements under state law or the Investment Company Act, are in the best interests of the shareholders.


Related Party Transactions

   The Investment Adviser is an indirect wholly-owned subsidiary of Group, which through its various related entities has developed investment research, investment banking and venture capital expertise in the healthcare industries. The majority of the Board will be unaffiliated with the Investment Adviser; nevertheless, the Trust may be subject to certain potential conflicts of interest. H&Q, an indirect wholly-owned subsidiary of Group, may make a market in or underwrite new issues of securities of companies in which the Trust has invested. Although the Trust has no obligation to do so, it may place brokerage orders with brokers, including H&Q, who provide supplemental investment research and market and statistical information about the healthcare industries. In addition, investment companies advised by the Investment Adviser or venture capital funds managed by entities associated with Group may concurrently invest with the Trust in Restricted Securities under certain conditions, or provide managerial assistance to the issuers thereof. The Trust also may invest, subject to applicable law, in companies in which directors of the Investment Adviser or Trustees of the Trust have invested, or for which they serve as directors or executive officers. See "Portfolio Transactions and Brokerage". The Investment Company Act prohibits the Trust from engaging in certain transactions involving its "affiliates", including, among others, the Trust's Trustees, officers and employees, the Investment Adviser, H&Q and any "affiliates" of such affiliates except pursuant to an exemptive order or the provisions of certain rules under the Investment Company Act. In the view of the staff of the

Commission, other investment companies advised by the Investment Adviser may, in some instances, be viewed to be affiliates of the Trust. Such legal restrictions and delays and costs involved in obtaining necessary regulatory approvals may preclude or discourage the Trust from making certain investments and no assurance can be given that any exemptive order sought by the Trust will be granted.

                            INVESTMENT TECHNIQUES

   In addition to the investment practices described above, the Trust may utilize the following investment practices:


Money Market Instruments

   When, in the opinion of the Investment Adviser, adverse market conditions or industry expectations support such action, the Trust may, for temporary defensive purposes, invest up to 75% of its net assets in money market instruments.

   Money market instruments in which the Trust may invest include certificates of deposit and bankers' acceptances issued by domestic branches of federally-insured U.S. banks and savings and loan associations and commercial paper and high and upper medium grade corporate debt securities rated, as of the date of purchase, among the following rating categories of the indicated rating service: bonds--Moody's Aaa, Aa or A; S&P AAA, AA or A; notes--Moody's MIG-1, MIG-2 or MIG-3; S&P SP-1+ or SP-2; commercial paper--Moody's P-1; S&P A-1. The Trust also may invest in shares of money market mutual funds that invest in money market instruments and U.S. Government Securities. Money market mutual funds are investment companies and the Trust's investments in those companies are subject to certain limitations. As a shareholder in money market mutual funds, the Trust will bear its ratable share of such companies' expenses, including investment adviser or management fees, and will remain subject to the payment of fees to the Investment Adviser. To the extent that the Trust assumes a temporary defensive position for the purpose of avoiding losses, it will not participate in the capital appreciation, if any, of securities in which the Trust would normally invest.

When-Issued and Delayed Delivery Transactions

   The Trust may purchase securities on a "when issued" basis or a "delayed delivery" basis.

Repurchase Agreements

   It is the Trust's present intention to enter into repurchase agreements for a relatively short period (usually not more than one week) only with commercial banks and registered broker-dealers and only with respect to U.S. Government Securities and money market instruments.

Loans of Portfolio Securities

   In an attempt to make productive use of its assets, the Trust may lend its portfolio securities, subject to the limitation that the Trust will not lend a security if, as a result of such loan, all securities then subject to loans would exceed 20% of the Trust's net assets.

Hedging

   In order to hedge against changes in the value of its portfolio securities, the Trust may from time to time engage in certain hedging strategies. The Trust will engage in hedging activities from time to time in the Investment Adviser's discretion, and may not necessarily be engaging in such activities when movements in the securities markets, foreign exchange rates, or interest rates that could affect the value of the assets of the Trust occur.

Futures Contracts

   The Trust may enter into contracts for the purchase or sale for future delivery (a "futures contract") of baskets of securities, financial indices, financial instruments or foreign currencies. The Trust would purchase or sell futures contracts to attempt to protect the value of its securities from market-wide price movements and fluctuations in interest or foreign exchange rates without actually buying or selling securities or foreign currency.


Foreign Currency Transactions

   The Trust may enter into forward foreign currency exchange contracts and may purchase and sell foreign currency futures contracts to protect against a decline in the U.S. Dollar equivalent value of its foreign currency portfolio securities or the payments thereon that may result from an adverse change in foreign currency exchange rates.

   Under normal market conditions, the Trust currently does not intend to engage in the foregoing practices or investments with the exception of investments in money market instruments.

================================================================================

 No dealer, salesperson or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust, the Trust's Investment Adviser or the Dealer Manager. This Prospectus does not constitute an offer to sell or the solicitation of any offer to buy any security other than the shares of beneficial interest offered by this Prospectus, nor does it constitute an offer to sell or a solicitation of any offer to buy the shares of beneficial interest by anyone in any jurisdiction in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any such person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that information contained herein is correct as of any time subsequent to the date hereof. However, if any material change occurs while this Prospectus is required by law to be delivered, the Prospectus will be amended or supplemented accordingly.


                                -------------

                              TABLE OF CONTENTS                                Page
                                                                             ---------
Prospectus Summary                                                               3
Trust Expenses                                                                   7
Financial Highlights and Investment Performance                                  9
The Offer                                                                       15
Use of Proceeds                                                                 21
Description of Trust                                                            21
Investment Adviser                                                              22
Trustees and Officers                                                           23
Investment Objective and Policies                                               25
Portfolio Transactions and Brokerage                                            29
Net Asset Value                                                                 29
Dividends and Distributions                                                     30
Dividend Reinvestment Plan                                                      30
Taxation                                                                        31
Custodian, Transfer Agent, Dividend Disbursing Agent, Registrar
  and Subscription Agent                                                        32
Distribution Arrangements                                                       32
Legal Matters                                                                   32
Experts                                                                         33
Reports to Shareholders                                                         33
Additional Information                                                          33
Table of Contents of Statement of Additional Information                        33
Report of Independent Public Accountants                                       F-1
Financial Statements                                                           F-2
Appendix A--Description of Risk Factors and Investment Tech-
  niques                                                                       A-1


                               2,115,336 Shares


                            H&Q HEALTHCARE INVESTORS

                                    Issuable
                                Upon Exercise of
                                Non-Transferable
                                    Rights to
                            Subscribe for Such Shares


                                  -------------
                                   PROSPECTUS
                                  -------------


                                 Dealer Manager
                       Prudential Securities Incorporated



                                  ------, 1997



================================================================================

                            H&Q HEALTHCARE INVESTORS

                       STATEMENT OF ADDITIONAL INFORMATION

     H&Q Healthcare Investors (the "Trust") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trust's investment objective is to seek long-term capital appreciation by investing primarily in securities of companies in the health services and medical technology (healthcare) industries ("Healthcare Companies"). The Trust will invest primarily in securities of companies that are believed by the Trust's investment adviser to have significant potential for above-average, long-term growth in revenues and earnings. The Trust emphasizes investment in securities of emerging growth Healthcare Companies, most of which are expected to be traded in the over-the-counter market. The Trust may also invest up to 40% of its net assets in venture capital or other securities subject to legal or contractual restrictions as to resale ("Restricted Securities"). Such securities may be acquired in connection with venture capital opportunities, as well as in private placements in public companies. No assurance can be given that the Trust will achieve its investment objective. The Trust's investment adviser is Hambrecht & Quist Capital Management Incorporated (the "Investment Adviser"), the President and sole Director of which is Alan G. Carr, who is responsible for management of the Trust's portfolio.

     This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Prospectus for the Trust dated ___________, 1996 (the "Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing shares of beneficial interest ("Shares") of the Trust, and investors should obtain and read the Prospectus prior to purchasing Shares. A copy of the Prospectus may be obtained without charge, by calling (617) 574-0567. This SAI incorporates by reference the entire Prospectus.

                                TABLE OF CONTENTS
                                                                           PAGE

Additional Information About Investments and Investment Techniques.............
Investment Restrictions........................................................
Trustees and Officers..........................................................
The Trust......................................................................
Investment Advisory Agreement..................................................
Net Asset Value................................................................
Portfolio Transactions and Brokerage...........................................
Dividend Reinvestment Plan.....................................................
Tax Matters....................................................................
Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar.............

     The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The registration statement may be obtained from the Commission upon payment of the fee prescribed, or inspected at the Commission's office at no charge.

                       This SAI is dated __________, 1996.

                    ADDITIONAL INFORMATION ABOUT INVESTMENTS
                            AND INVESTMENT TECHNIQUES

     Some of the different types of securities in which the Trust may invest, subject to its investment objective, policies and restrictions, are described in the Prospectus under "Investment Objectives and Policies" and "Appendix A - Description of Risk Factors and Investment Techniques". Additional information concerning certain of the Trust's investments and investment techniques is set forth below.

When-Issued and Delayed Delivery Transactions

     The Trust may purchase securities on a "when issued" basis or a "delayed delivery" basis. "When-issued" securities are securities whose terms are available and for which a market exists, but which are not available for immediate delivery. "Delayed delivery" transactions are those in which the Trust purchases a security but settlement of the transaction is to occur after the customary settlement date. The Trust will enter into such transactions for the purpose of acquiring securities that it wishes to purchase but that are not currently available for purchase. The Trust may dispose of a commitment to purchase prior to settlement. However, the Trust does not intend to make such purchases for speculative purposes. When such transactions are negotiated, the purchase price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment and settlement, no payment is made for the securities purchased, and no interest or dividends accrue to the Trust. However, the securities are subject to market fluctuation, and the value at settlement may be less than the purchase price. While awaiting settlement, the Trust will maintain with its custodian a segregated account consisting of liquid securities, which may include cash, obligations of the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"), debt obligations or equity securities having a value at least equal to its purchase commitments. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security and involves a risk of loss if the security declines prior to the settlement date, which risk is in addition to the risk of decline of the Trust's other assets.

Repurchase Agreements

     A repurchase agreement is an agreement under which the Trust acquires a security subject to the obligation of the seller to repurchase and the Trust to resell such security at a fixed time and price (representing the Trust's cost and interest). It is the Trust's present intention to enter into repurchase agreements for a relatively short period (usually not more than one week) only with commercial banks and registered broker-dealers and only with respect to U.S. Government Securities and money market instruments. Repurchase agreements may also be viewed as loans made by the Trust, which are collateralized by the securities subject to repurchase. The Trust intends to take possession of collateral, and the Investment Adviser will monitor repurchase transactions to ensure that the value of the underlying securities will at all times be at least equal to the total amount of the repurchase obligation, including the interest factor. If the seller defaults the Trust could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement, including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Trust may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Trust is treated as an unsecured creditor and required to return the underlying collateral to the seller. The Trust may not enter into repurchase agreements with respect to more than 10% of its net assets.

Loans of Portfolio Securities

     In an attempt to make productive use of its assets, the Trust may lend its portfolio securities, subject to the limitation that the Trust will not lend a security if, as a result of such loan, all securities then subject to loans would exceed 20% of the Trust's net assets. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government Securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Trust if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Trust. When the Trust lends a security, it continues to be entitled to receive any dividends or interest on the loaned security and also receives one or more of: (i) a negotiated loan fee;
(ii) interest on securities used as collateral for the loan; or (iii) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower of the security. The Trust may also pay reasonable finder's, custodian and administrative fees. The terms of the Trust's loans of securities must meet certain requirements under the Internal Revenue Code of 1986, as amended, (the "Code") such as providing that the Trust may terminate the loan upon no more than five days' notice, and must permit the Trust to reacquire loaned securities in time to vote on any important matter. The Trust will make such loans only to banks and dealers with which it may enter into repurchase agreements. If the borrower fails to return the loaned security, the Trust's risks include: (1) any costs in disposing of the collateral; (2) loss from a decline in value of the collateral to an amount less than 100% of the securities loaned; (3) being unable to exercise its voting or consent rights with respect to the security; (4) any loss arising from the Trust being unable to settle a sale of such securities in a timely manner; and (5) the inability of the Trust to reacquire the loaned securities.

Hedging

     In order to hedge against changes in the value of its portfolio securities, the Trust may from time to time engage in certain hedging strategies.

     The Trust will engage in hedging activities from time to time in the Investment Adviser's discretion, and may not necessarily be engaging in such activities when movements in the securities markets, foreign exchange rates, or interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission ("CFTC") and the federal income tax requirements applicable to regulated investment companies.

     Although the Trust believes that use of such strategies will benefit the Trust, if the Investment Adviser's judgment about the general direction of securities market movements, foreign exchange rates or interest rates is incorrect the Trust's overall performance could be poorer than if it had not pursued those strategies. Moreover, changes in the value of the instruments that the Trust purchases to hedge its portfolio securities may not correlate precisely with changes in the value of the portfolio securities the Trust is attempting to hedge. In addition, in situations where the Trust has insufficient cash, it may have to sell assets from its portfolio to meet margin requirements at a time when it may be disadvantageous to do so. The Trust's hedging activities may also result in a higher portfolio turnover rate and additional brokerage costs.

Futures Contracts

Futures Contracts. The Trust may enter into contracts for the purchase or sale for future delivery (a "futures contract") of baskets of securities, financial indices, financial instruments or foreign currencies. The Trust would purchase or sell futures contracts to attempt to protect the value of its securities from market-wide price movements and fluctuations in interest or foreign exchange rates without actually buying or selling securities or foreign currency.

     A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time.

Margin Requirements. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin on U.S. exchanges may range from approximately 3% to approximately 15% of the value of the securities or commodities underlying the contract. Under certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "mark to the market".

Regulatory Limitations on the Use of Futures Contracts. Regulations of the CFTC applicable to the Trust currently require that all of the Trust's futures transactions constitute bona fide hedging transactions or be undertaken incidental to the Trust's activities in the securities markets. In accordance with CFTC regulations, the Trust may not purchase or sell futures contracts if immediately thereafter the sum of the amounts of initial margin deposits on the Trust's existing futures positions would exceed 5% of the fair market value of the Trust's total assets. The Investment Adviser reserves the right to comply with such different standard as may be established by CFTC rules and regulations with respect to the purchase or sale of futures contracts.

Considerations Concerning Futures Contracts and Options on Futures Contracts. Futures contracts entail special risks. The ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions relating to (1) investor's obligations to meet additional variation margin requirements, (2) decisions to make or take delivery, rather than entering into offsetting transactions and (3) the difference between margin requirements in the securities markets and margin deposit requirements in the futures markets. The possibility of such distortion means that a correct forecast of general market, foreign exchange rate or interest rate trends by the Investment Adviser may still not result in a successful transaction. The Trust's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of a liquid market. Although the Trust generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time.

     Under certain circumstances, exchanges may establish daily limits in the amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit.

Exchange Rate Risk

     The Trust may enter into forward foreign currency exchange contracts ("forward contracts") and may purchase and sell foreign currency futures contracts to protect against a decline in the U.S. Dollar equivalent value of its foreign currency portfolio securities or the payments thereon that may result from an adverse change in foreign currency exchange rates. The accurate projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Forward Contracts. A forward contract obligates one party to purchase and the other party to sell a definite amount of a given foreign currency at some specified future date.

In some circumstances the purchase or sale of appropriate forward contracts may help offset declines in the U.S. Dollar equivalent value of the Trust's foreign currency denominated assets and income available for distribution to the Trust's shareholders of record that result from adverse changes in the exchange rate between the U.S. Dollar and the various foreign currencies in which the Trust's assets or income may be denominated. The U.S. Dollar equivalent value of the principal of and rate of return on foreign currency denominated securities will decline if the exchange rate of the U.S. Dollar rises in relation to that currency. Such declines could be partially or completely offset by an increase in the value of a forward contract on that foreign currency.

     While the use of foreign currency forward contracts may protect the Trust against declines in the U.S. Dollar equivalent value of its assets, their use will reduce the possible gain from advantageous changes in the value of the U.S. Dollar against particular currencies in which their assets are denominated. Moreover, the use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the prices of or rates of return on the assets held in the portfolio and the use of such techniques will subject the Trust to certain risks.

     The foreign exchange markets can be highly volatile, subject to sharp price fluctuations. In addition, trading forward contracts can involve a degree of leverage. As a result, relatively small movements in the rates of exchange between the currencies underlying a contract could result in immediate and substantial losses to the Trust. Trading losses that are not offset by corresponding gains in assets being hedged could sharply reduce the value of the Trust's portfolio.

Futures Contracts on Foreign Currencies. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as hedging devices similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Trust must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the country of the underlying currency.

Coverage Requirements

     All futures and forward currency contracts purchased or sold by the Trust are required to be covered. When the Trust purchases a futures or forward currency contract, this means that the Trust will maintain with the Trust's custodian in a segregated account an amount of liquid securities, including cash, U.S. Government Securities, debt obligations or equity securities, so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, if applicable, equals the market value of the futures or forward currency contract.

     When the Trust sells a futures or forward currency contract, this means that during the life of the futures or forward currency contract the Trust will own or have the contractual right to acquire the securities or foreign currency subject to the futures or forward currency contract, or will maintain with the Trust's custodian in a segregated account liquid securities, including cash, U.S. Government Securities, debt obligations or equity securities, in an amount at least equal to the market value of the securities or foreign currency underlying the futures or forward currency contract.

         If the market value of the contract moves adversely to the Trust, or if the value of the securities in the segregated account declines, the Trust will be required to deposit additional cash or securities in the segregated account at a time when it may be disadvantageous to do so.


                             INVESTMENT RESTRICTIONS

     The Trust has adopted certain fundamental restrictions, which, like its investment objective, may not be changed without the affirmative vote of the holders of a majority of the Trust's outstanding Shares. As used in this SAI, a "majority of the Trust's outstanding Shares" means the lesser of (i) 67% of the Shares represented at a meeting at which more than 50% of the outstanding Shares are represented or (ii) more than 50% of the outstanding Shares. The Trust may not:

          1. With respect to 75% of its total assets, invest in securities of any one issuer if immediately after and as a result of such investment more than 5% of the total assets of the Trust, taken at market value, would be invested in the securities of such issuer. This restriction does not apply to investments in U.S. Government Securities.

          2. Purchase more than 10% of the outstanding voting securities of any one issuer.

          3. Purchase or sell commodities or commodities contracts.

          4. Purchase or sell real estate; provided that the Trust may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          5. Purchase any securities on margin or make short sales of securities, except for short-term credit necessary for the clearance of portfolio transactions.

          6. Underwrite securities of other issuers, except to the extent that, in connection with the disposition of its portfolio securities, the Trust may be deemed an underwriter under federal or state securities law. See "Portfolio Transactions and Brokerage".

          7. Invest less than 25% of its net assets in securities of companies in the healthcare industries.

          8. Invest more than 40% of the Trust's net assets in venture capital or other Restricted Securities.

          9. Issue senior securities or borrow amounts in excess of 10% of its net assets at the time of borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes or for the repurchase of its securities. The Trust will not repurchase its securities during periods when it has outstanding borrowings in excess of 5% of its net assets. The Trust will not borrow for investment purposes.

          10. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Trust, except as may be necessary in connection with permitted borrowings under 9. above.

          11. Make loans of money, except by the purchase of debt obligations in which the Trust may invest consistent with its investment objective and policies. The Trust reserves the authority to enter into repurchase agreements and to make loans of its portfolio securities to qualified institutional investors, brokers, dealers, banks or other financial institutions, so long as the terms of the loans are not inconsistent with the requirements of the Investment Company Act. Such loans may not exceed an aggregate amount of 20% of the Trust's net assets. Repurchase agreements are subject to the percentage limitation described in investment policy 5. below.

          12. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization, if
     (a) more than 10% of its total assets would be invested in securities of other investment companies, (b) more than 5% of its total assets would be invested in the securities of any one investment company, or (c) the Trust would own more than 3% of any other investment company's securities.

     For purposes of restriction 3. above, the prohibition on the purchase or sale of commodities applies to the purchase or sale of "physical" commodities.

     In addition, the Trust has adopted the following investment policies, which may be changed by the action of the Board of Trustees (the "Board") without shareholder approval:

          1. The Trust under normal circumstances will have at least 80% of its net assets invested in securities of companies in the healthcare industries.

          2. To the extent not invested in the healthcare industries, assets of the Trust will be invested in cash, U.S. Government Securities, money market instruments or money market mutual funds for liquidity. When, in the opinion of the Investment Adviser, adverse market conditions or industry expectations support such action, the Trust may temporarily take a defensive position of up to 75% of net assets in such liquid investments. The money market instruments in which the Trust may invest include certificates of deposit and bankers' acceptances issued by domestic branches of federally-insured U.S. banks and savings and loan associations and commercial paper and high and upper medium grade corporate debt securities rated, as of the date of purchase, among the highest rating categories of Moody's Investors Service Inc. (Aaa, Aa or A for bonds; MIG-1, MIG-2 or MIG-3 for notes; P-1 for commercial paper) or Standard & Poor's Corporation (AAA, AA or A for bonds; SP-1+ to SP-2 for notes; A-1 for commercial paper). The Trust also may invest in shares of money market mutual funds that invest in money market instruments and U.S. Government Securities. Money market mutual funds are investment companies and the Trust's investments in those companies are subject to the limitations set forth in 12. above. As a shareholder in money market mutual funds, the Trust will bear its ratable share of such companies' expenses, including investment adviser or management fees, and will remain subject to payment of fees to the Investment Adviser.

          3. Investments will not be made in any company with the objective of exercising control over that company's management, and the Trust generally will not provide managerial assistance to any such company as is normally the case with venture capital funds. The Trust, however, may make investments as a co-investor with other venture capital groups that may provide issuers with significant managerial assistance.

          4. The Trust may invest up to 5% of its net assets in warrants, valued at market value. Warrants acquired in units or attached to other securities are not subject to this restriction.

          5. The Trust may not enter into repurchase agreements with respect to more than 10% of its net assets. It is the Trust's present intention to enter into repurchase agreements for a relatively short period (usually not more than one week) only with commercial banks and registered broker-dealers and only with respect to U.S. Government Securities and money market instruments. The Trust does not intend to enter into repurchase agreements with Hambrecht & Quist LLC ("H&Q"). Repurchase agreements may also be viewed as loans made by the Trust which are collateralized by the securities subject to repurchase. The Trust intends to take possession of collateral, and the Investment Adviser will monitor repurchase transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.

          6. The Trust may not invest more than 20% of its net assets at the time of purchase in securities of foreign issuers. Such issuers are expected to be companies domiciled in Canada, Western Europe and Japan.
     The Trust may buy and sell foreign currencies for the purpose of settlement of transactions in foreign securities, but presently does not intend to engage in hedging operations such as buying contracts for purchase in the future of foreign currencies. Any such hedging operations would be limited to 5% of net assets.

          7. The Trust may not invest in put or call options.

     Except as otherwise noted, all percentage limitations set forth above apply immediately after a purchase and a subsequent change in the applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

                              TRUSTEES AND OFFICERS

Board of Trustees

     For the names and addresses of the Trust's Trustees and Officers, a description of their positions with the Trust and their principal occupations during the last 5 years, see "Trustees and Officers" in the Trust's Prospectus.

Compensation of Trustees

     The Trust pays each of the Trustees not affiliated with the Investment Adviser a fee of $6,000 annually and $900 for each meeting of the Board attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. For the fiscal years ended September 30, 1996 and September 30, 1995 the Trust paid such fees and reimbursed such expenses amounting to $56,663 and $49,109, respectively, in the aggregate.

     The following table sets forth information regarding compensation of Trustees by the Trust and other funds managed by the Investment Adviser for the fiscal year ended

September 30, 1996. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other funds managed by the Investment Adviser.

                               Compensation Table
                  For the Fiscal Year ended September 30, 1996

                             Aggregate     Accrued Pension          Total
Disinterested              Compensation     or Retirement     Compensation
Trustee                   from the Trust       Benefits       from Fund Complex
                                                                 (2 funds)
-------------------------------------------------------------------------------
Lawrence S. Lewin             $9,600               None         $19,200
Robert P. Mack, M.D.          $9,600               None         $19,200
Eric Oddleifson               $9,600               None         $19,200
Uwe E. Reinhardt, Ph.D.       $9,600               None         $19,200
Henri A. Termeer              $8,700               None         $17,400


     To the knowledge of the Trust, as of January 2, 1997, there are no control persons of the Trust. On January 2, 1997, the Trustees and officers of the Trust owned as a group beneficially and of record less than 1% of the Trust's outstanding Shares.


                                    THE TRUST

     The Trust's capitalization consists of an unlimited number of Shares, $.01 par value. Each Share represents an equal proportionate beneficial interest in the Trust and, when issued and outstanding, will be fully paid and non-assessable by the Trust. Upon any liquidation of the Trust, shareholders will be entitled to share pro rata in the net assets of the Trust available for distribution. The Trust will send annual and semi-annual financial statements to shareholders and may also issue more abbreviated interim reports to update shareholders on a quarterly basis. The Trust will hold annual meetings of its shareholders in accordance with the provisions of the Trust's Declaration of Trust and By-laws and the rules of the New York Stock Exchange ("NYSE").

     Shareholders are entitled to one vote for each Share held. The Trust's Shares do not have cumulative voting rights, which means that the holders of more than 50% of the Shares of the Trust voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining Shares will not be able to elect any Trustees. The Trust has a staggered Board, whereby one class of Trustees is elected each year.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a trust under certain circumstances may be determined to be personally liable as partners for the Trust's obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for the acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of a Trust liability is limited to circumstances in which the Trust is unable to meet its obligations from the liquidation of its portfolio investments.

     The overall management of the Trust is vested in the Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the Trust's agreements with its Investment Adviser, Custodian, any foreign sub-custodians, Registrar and Transfer Agent. The management of the day-to-day operations of the Trust is delegated to its officers and to the Investment Adviser, subject always to the investment objective and policies of the Trust and to general supervision by the Board.

     In addition, the Declaration of Trust requires the affirmative vote or consent of the holders of 75% of the Shares of the Trust to authorize certain transactions with a person or entity that is directly, or indirectly through affiliates, the beneficial owner of 5% or more of the outstanding Shares of the Trust. These provisions will make it more difficult to change the management of the Trust and could have the effect of depriving Shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction. See "The Trust" in the Fund's Prospectus.

Repurchases of Shares and Tender Offers

     The Trust is a closed-end management investment company and as such its shareholders do not, and will not, have the right to redeem their Shares of the Trust. The Trustees, however, intend to consider, from time to time, but not less frequently than annually, the desirability of open market purchases or tender offers. Any such repurchases will be made in accordance with the applicable provisions of the Investment Company Act and Massachusetts law in open market transactions. Shares repurchased by the Trust will be held in its treasury. Although the Trust has no present intention of doing so, it reserves the right to incur debt to finance such repurchases or tender offers, provided that it will not repurchase securities during the periods when it has outstanding borrowings in excess of 5% of its net assets. See "Investment Restrictions". Interest on any borrowings to finance Share repurchase transactions will increase the Trust's expenses and will reduce the Trust's net income. There can be no assurance that Share repurchases, if any, will cause the Shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Trust's outstanding Shares may be the subject of repurchases may reduce the spread between market price and net asset value that might otherwise exist. The Trust may not repurchase Shares except (i) on a securities exchange and after notification to shareholders of its intent to purchase Shares within the six months preceding the purchase, (ii) pursuant to a tender offer to all shareholders or (iii) as otherwise permitted by the Commission.

     The Shares of the Trust will trade in the open market at a price which will be a function of several factors, including their supply, demand, investment performance and yield. The shares of closed-end investment companies generally sell at market prices varying from their net asset values and such shares frequently trade at a discount to net asset value, but in some cases trade at a premium. The market price of the Shares will be determined by factors including trading volume of such Shares, general market and economic conditions and other factors beyond the control of the Trust. Therefore, the Trust cannot predict whether its Shares will trade at, below or above net asset value. When the Trust repurchases its Shares for a price below their net asset value, the net asset value of those Shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of those outstanding Shares will be affected, either positively or negatively.

Conversion to Open-End Investment Company Status

     Finally, the conversion of the Trust from a closed-end to an open-end investment company would require an amendment to the Declaration of Trust. Such an amendment would require the favorable vote of the holders of a majority of the Shares of the Trust entitled to vote on the matter. Such a vote would also satisfy a separate requirement in the Investment Company Act that the change be approved by the Shareholders. The amendment would have to be approved by the Board prior to its submission to Shareholders. The Board is required under the Declaration of Trust to consider and vote annually upon the proposal to convert to open-end status. A proposal to convert the Trust to an open-end company might be supported or opposed by the Board depending on the Board's judgment as to its advisability in light of circumstances prevailing at the time. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. Conversion to an open-end investment company could require the disposal of illiquid investments to meet current requirements of the Commission that no more than 15% of an open-end investment company's assets consist of illiquid securities, and would likely require involuntary liquidation of portfolio securities, and the inherent realization of net long-term capital gains in connection therewith, to meet periodic requests for redemption. Moreover, Shares of the Trust would no longer be listed on the NYSE.


                          INVESTMENT ADVISORY AGREEMENT

     The Investment Advisory Agreement between the Investment Adviser and the Trust (the "Advisory Agreement") provides that, subject to the supervision and direction of the Board, the Investment Adviser is responsible for the actual management of the

Trust's portfolio. The Investment Adviser is also obligated to supervise or perform certain administrative and management services for the Trust and is obligated to provide the office space, facilities, equipment and personnel necessary to perform its duties under the Advisory Agreement. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. However, the Investment Adviser may consider investment analysis from various sources, including broker-dealers with which the Trust does business. See "Portfolio Transactions and Brokerage".

     For the services provided by the Investment Adviser under the Advisory Agreement, the Trust will pay a fee, computed and payable monthly, equal when annualized to (i) 2.5% of the average net assets for such month of its Restricted Securities up to 25% of net assets; and (ii) 1.0% of the average net assets for such month of all other assets. The aggregate monthly fee paid to the Investment Adviser may not exceed when annualized 1.375% of the Trust's average total net assets for such month (approximately .115% per month).

     The Investment Adviser will not participate directly in the capital appreciation of Restricted Securities or generally provide managerial assistance to portfolio companies, as is normally the case with venture capital funds. For purposes of calculation of the investment advisory fee, "average net assets" for any month shall be equal to the average of the net asset value of such assets as of the last business day of such month and the net asset value of the appropriate assets as of the last business day of the preceding month. The investment advisory fee paid by the Trust exceeds that paid by most registered investment companies to their investment advisers. The Trust believes that the fee is commensurate with the nature and quality of the services required for identifying, evaluating and monitoring the Trust's Restricted Securities investments.

     The Advisory Agreement also provides that the Investment Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from wilful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by the Investment Adviser of its obligations and duties under the Advisory Agreement.

     For the fiscal years ended September 30, 1996, September 30, 1995 and September 30, 1994, the Trust paid the Adviser $1,961,266, $1,336,950 and $1,348,897, respectively, in advisory fees.

     The services of the Investment Adviser to the Trust are not deemed to be exclusive, and nothing in the Advisory Agreement prevents the Investment Adviser, or any affiliate thereof, from providing similar services to other companies and other clients or from engaging in other activities.

     The Advisory Agreement obligates the Investment Adviser to pay all compensation for officers and employees of the Trust connected with investment and economic research, trading and investment management for the Trust. Under the Advisory Agreement, the Trust is responsible for all other expenses incurred in its organization and operation including, among other things, expenses related to the offer of Shares, expenses for legal and auditing services; costs of printing proxies, prospectuses, stock certificates and shareholder reports; charges of the custodian, any sub-custodian and transfer agent; expenses in connection with the Plan; Commission and National Association of Securities Dealers, Inc. fees; fees and expenses of unaffiliated Trustees; accounting and valuation costs; membership fees in trade associations; fidelity bond coverage for the Trust's officers and employees; errors and omissions insurance coverage for Trustees and officers; interest; brokerage costs; taxes; stock exchange listing fees and expenses; expenses of qualifying the Trust's Shares for sale in various states; expenses associated with personnel performing exclusively shareholder servicing functions; litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Trust. The Trust may enter into arrangements to have third parties assume any expenses for which it is responsible.

     The Advisory Agreement was initially approved by the Trustees of the Trust, including a majority of Trustees who are not parties to the agreement or interested persons (as defined in the Investment Company Act) of any such party, on April 21, 1987 and last approved by the Trustees of the Trust, including a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, on February 12, 1996. Unless earlier terminated as described below, the Advisory Agreement will remain in effect from year to year if approved annually (i) by the Board or by the holders of a majority of the Trust's outstanding Shares and (ii) by the majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement may be terminated by (i) the Trust or the Investment Adviser at any time without penalty upon not less than 30 and no more than 60 days' written notice or (ii) a vote of the holders of a majority of the Trust's outstanding Shares, and will automatically terminate in the event of its assignment or any bankruptcy or similar proceeding involving any person who controls the Investment Adviser.

     The Advisory Agreement provides that the Trust may use "H&Q" or "Hambrecht & Quist" as part of its name for so long as the Investment Adviser serves as investment adviser to the Trust. The Trust has also acknowledged that the names "H&Q" or "Hambrecht & Quist" are a property right of the Investment Adviser and in the event that the investment advisory relationship terminates, the Trust thereafter will not use such names. The Investment Adviser may at any time permit others to use such names.

                                 NET ASSET VALUE

     The net asset value per Share ("NAV") of the Trust's is computed based on the value as discussed below of the securities held by the Trust and is determined as of the close of the NYSE on the last business day of each month or on a more frequent basis as required by the Trustees. NAV is calculated by dividing the value of the securities held by the Trust plus any cash or other assets minus all liabilities, including accrued expenses, by the total number of Shares outstanding at such time.

     Portfolio securities that are traded only on national securities exchanges are valued at the last sale price or, lacking any sales, at the mean between last bid and asked prices. Securities traded in the over-the-counter market which are National Market System securities are valued at the last sale price. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a national securities exchange are valued according to the broadest and most representative market, as determined by the Investment Adviser. Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board determines that such valuation does not constitute fair value.

     Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board in accordance with the procedures hereinafter described. Such valuations and procedures will be reviewed periodically by the Board. The fair value of investments for which no market exists cannot be precisely determined. With respect to securities of a company in its early stages of development, valuation will typically be based upon their original cost to the Trust (the "cost method"). The cost method will be utilized until significant developments affecting the portfolio company provide a basis for use of an appraisal valuation (the "appraisal method"). The appraisal method will be based upon such factors as earnings and net worth and will also consider the market price for similar securities of comparable publicly traded companies. In the case of unsuccessful operations, the appraisal may be based upon liquidation value. Valuations based on the appraisal are necessarily subjective. The Trust also will use third party transactions in the portfolio company's securities as the basis of valuation (the "private market method"). The private market method will be used only with respect to actual transactions or actual firm offers by sophisticated, independent investors unaffiliated with the Investment Adviser or Hambrecht & Quist Group ("Group"). Legal or contractual restrictions on the sale of portfolio securities by the Trust will be considered in the valuation of such securities.

     Other assets, which include cash, prepaid and accrued items, accounts receivable and income on investments and from the sale of portfolio securities, are carried in accordance with generally accepted accounting principles, as are all liabilities. Liabilities primarily include accrued expenses, sums owed for securities purchased and dividends payable.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board, the Investment Adviser is primarily responsible for the execution of the Trust's portfolio transactions and the allocation of brokerage. In executing such transactions, the Investment Adviser will seek to obtain the best price and execution for the Trust, taking into account such factors as price, size of order, difficulty of execution, operational facilities of the firm involved, the firm's risk in positioning a block of securities, and research, market and statistical information provided by such firm. While the Investment Adviser generally seeks reasonably competitive commission rates, the Trust will not necessarily pay the lowest commission available.

     The Trust has no obligation to deal with any broker or group of brokers, including H&Q, a wholly-owned subsidiary of Group, in executing transactions in portfolio securities. Brokers, including H&Q, who provide supplemental research, market and statistical information to the Investment Adviser may receive orders for transactions by the Trust. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of purchasing or selling securities and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser in providing services to clients other than the Trust, and not all such information may be used by the Investment Adviser in connection with the Trust. Conversely, such information provided to the Investment Adviser by brokers and dealers through whom other clients of the Investment Adviser in the future may effect securities transactions may be useful to the Investment Adviser in providing services to the Trust. To the extent the Investment Adviser receives valuable research, market and statistical information from a broker-dealer, including H&Q, the Investment Adviser intends to direct orders for Trust transactions to that broker-dealer, subject to the foregoing policies, regulatory constraints and the ability of broker dealers, including H&Q, to provide competitive prices and commission rates. For the fiscal year ended September 30, 1996, the amount of transactions for which the Investment Adviser directed brokerage because of research services aggregated $9,712,286 and the related commissions aggregated $35,000.

     The Investment Company Act restricts transactions involving the Trust and its "affiliates", including among others, the Trust's Trustees, officers and employees, the Investment Adviser and H&Q, and any "affiliates" of such affiliates. Subject to any such restrictions, investment companies advised by the Investment Adviser and venture capital funds managed by entities associated with Group may concurrently invest with the Trust in Restricted Securities, and the Trust may also invest in companies in which directors of the Investment Adviser or Trustees of the Trust have invested or for which they serve as directors or executive officers. A substantial portion of the securities in which the Trust may invest are traded in the over-the-counter markets, and the Trust intends to deal directly with the dealers who make markets in the securities involved, except as limited by applicable law and in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Trust are generally prohibited from dealing as principal with the Trust in the purchase and sale of securities. Under certain circumstances, affiliated persons of the Trust are permitted to serve as its broker in over-the-counter transactions conducted on an agency basis.

     Subject to the foregoing policies of the Trust and provisions of law, the Trust may use H&Q to execute portfolio transactions for the Trust on an agency basis. The Trust's Board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act designed to ensure that all brokerage commissions paid to H&Q are reasonable and fair as compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on securities exchanges during a comparable period of time. In addition, pursuant to Section 11(a) of the Securities Exchange Act of 1934 (the "Securities Act") and Rule 11a2-2(T) thereunder, H&Q may not execute transactions for the Trust on the floor of any national securities exchange, but may effect such transactions through transmitting orders for execution, providing for clearance and settlement, and arranging for the performance of such functions. As permitted by this Rule, the Trust has entered into an agreement with H&Q that permits H&Q to retain compensation for effecting transactions for the Trust on national securities exchanges. The agreement provides, among other things, that H&Q must furnish the Trust at least annually with a statement setting forth the total amount of all compensation retained by H&Q under the agreement.

     The Trust will not make venture capital investments in a company that has retained H&Q to act as placement agent of such securities for a fee. It is likely, however, that, subject to applicable law, the Trust may invest in securities concurrently being purchased by other investment companies advised by the Investment Adviser or by venture capital funds managed by entities associated with Group. Such purchases would be made on terms no less favorable than those under which such investment companies and venture capital funds would be acquiring the Shares. In the case of concurrent purchases by the Trust and another investment company or companies or accounts managed by the Investment Adviser, such purchases would be made where the Investment Adviser has made an independent decision on behalf of the Trust and such other company or companies that the purchase is appropriate in light of the investment objectives, policies, restrictions, current holdings, available cash and portfolio structure of and other factors affecting each. Such investments will be allocated among clients in a manner believed by the Investment Adviser to be equitable to each. The Trust may also from time to time invest in securities of companies in which affiliated persons of the

Trust have invested, subject to the provisions of the Investment Company Act and the rules and regulations promulgated thereunder.

     The Trust's portfolio transactions in Restricted Securities are generally subject to Rule 144 under the Securities Act. In general, under Rule 144 as currently in effect, if the Trust has beneficially owned Restricted Securities of a publicly held issuer for more than two but less than three years, it will be entitled to sell in any three-month period that number of such securities that will not exceed the greater of 1% of the then outstanding securities of that class or the average weekly trading volume in securities of that class in any national securities exchange and/or in the over-the-counter market during the four calendar weeks immediately preceding the date on which notice of the sale is filed with the Commission. These volume limitations also apply to sales by the Trust of the securities of any issuer as to which it is deemed an affiliate, regardless of whether securities of such issuer are publicly traded. The above-described sales under Rule 144 are subject to certain requirements relating to manner of sale, notice and availability of current public information about the issuer. If the Trust is not deemed to have been an affiliate of the issuer at any time during the 90 days immediately preceding the sale and has beneficially owned Restricted Securities for at least three years, it is entitled to sell such securities under Rule 144(k) without regard to whether the issuer is publicly-held or to the volume limitations or other requirements described above. When Restricted Securities are sold to the public other than pursuant to Rule 144 or 144A, the Trust may be deemed an "underwriter" with respect thereto for purposes of the Securities Act and subject to liability as such thereunder.

     Certain investments may be appropriate for the Trust and also for other clients advised by the Investment Adviser. Investment decisions for the Trust and for such other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold only for the Trust or for another client or in different amounts and at different times for more than one but less than all clients, including the Trust. Likewise, a particular security may be bought for the Trust or one or more clients when one or more other clients or the Trust are selling the security. In addition, purchases or sales of the same security may be made for two or more clients, including the Trust, on the same date. In such event, such transactions will be allocated among the Trust and client(s) in a manner believed by the Investment Adviser to be equitable to each. Purchase and sale orders for the Trust may be combined with those of other clients of the Investment Adviser in the interest of obtaining the most favorable net results to the Trust. In effecting transactions, it may not always be possible, or consistent with the investment objectives of the various persons described above and of the Trust, to take or liquidate the same investment positions at the same time or at the same prices.

     For the fiscal years ended September 30, 1996, September 30, 1995 and September 30, 1994, $36,000, $16,100 and $21,000, respectively, of brokerage commissions were paid by the Trust. For the fiscal years ended September 30, 1996, September 30, 1995 and September 30, 1994, the Trust paid a total of $0, $1,000 and $0, respectively in commissions to H&Q. For the fiscal years ended September 30, 1996, September 30, 1995 and September 30, 1994, the percentage of aggregate commissions paid for such fiscal years to H&Q Group was 0%, .62%, and 0%, respectively.

     For a description of the Trust's portfolio turnover policies and the portfolio turnover rates for the last two fiscal years, see "Portfolio Transactions and Brokerage" in the Trust's Prospectus.

                           DIVIDEND REINVESTMENT PLAN

     Each shareholder holding Shares of the Trust will automatically be a participant in the Trust's Dividend Reinvestment Plan (the "Plan"), unless the shareholder elects not to participate in the Plan. Under the Plan, whenever the Trust declares a distribution of dividends and capital gains payable in Shares or cash, the distribution of dividends and capital gains will be automatically reinvested by State Street Bank and Trust Company (the "Plan Agent"), in whole or fractional Shares of the Trust, as the case may be, for the accounts of the participating shareholders. Shareholders who specifically elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check in U.S. dollars mailed directly to the shareholders (or if the Shares are held in street or other nominee name, then to the nominee) by the Custodian, as Dividend Disbursing Agent. Shareholders may receive more detailed information regarding the Plan from the Trust or the Plan Agent. Shareholders whose Shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

     The Plan Agent serves as agent for the shareholders in administering the Plan. Participants in the Plan will receive Shares valued on the valuation date, generally at the lower of market price or NAV, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the NYSE, the next trading day. Whenever the market price per Share is equal to or exceeds NAV on the valuation date, participants will be issued Shares at the greater of (i) NAV or (ii) 95% of the then current market price of the Shares. If the NAV on the valuation date exceeds the market price of the Shares at that time, participants will receive Shares from the Trust valued at the market price.

     Each shareholder may terminate his or her account under the Plan, or may withdraw from the Plan upon written notice to the Plan Agent at the address shown below received at least ten days prior to the record date for a dividend or distribution, which notice will be effective for that and all subsequent dividends or distributions. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account. There is no penalty for non-participation in or withdrawal from the Plan;

Shareholders who have withdrawn from the Plan may rejoin it at any time by furnishing to the Plan Agent an authorization in the required form.

     The Plan Agent maintains each shareholder's account in the Plan and furnishes written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares issued pursuant to the Plan.

     In the case of shareholders such as banks, brokers or nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan. Brokers and nominees of banks and financial institutions are advised to contact the Plan Agent to determine whether the beneficial owners of Shares held in their names may participate in the Plan.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust.

     The automatic reinvestment of dividends and distributions will not relieve participants of any federal or other income tax that may be payable or required to be withheld on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the terms and conditions of the Plan may be amended or supplemented by the Plan Agent or the Trust at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Commission or any other regulatory authority, only by mailing to the Shareholders appropriate written notice at least 90 days prior to the record date for the dividend or distribution. All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8200, Boston, Massachusetts 02266-8200.

                                   TAX MATTERS

     The following is only a summary of certain U.S. federal income tax considerations generally affecting the Trust and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders, and the following discussion is not intended as a substitute for careful tax planning. Shareholders should consult with their own tax advisers regarding the specific federal, state, local, foreign and other tax consequences of investing in the Trust.

Taxation of the Trust

     The Trust intends to qualify and elect to be treated each taxable year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The principal federal income tax benefits of qualifying as a regulated investment company ("RIC"), as compared to an ordinary taxable corporation, are that a RIC generally is not itself subject to federal income tax on ordinary investment income and net capital gains that are currently distributed to its shareholders, and that the character of long-term capital gains which are recognized and properly designated by a RIC flows through to its shareholders, who receive (or are deemed to receive) distributions of such income. However, the Trust would be subject to corporate income tax (currently at a maximum marginal rate of 35%) on any undistributed income.

     To qualify as a RIC, the Trust must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income derived with respect to its business of investing in such stock, securities or currencies (the "Qualifying Income Requirement"); (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets (namely, (i) stock or securities, (ii) options, futures, or forward contracts (other than those on foreign currencies), or (iii) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to the Trust's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities)), held less than three months (the "30% Limitation"); (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Trust's assets is represented by cash and cash items, U.S. Government Securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Trust's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other RICs); and (d) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year. The U.S. Treasury Department has authority to promulgate regulations pursuant to which gains from foreign currency (and options, futures and forward contracts on foreign currency) not directly related to a RIC's business of investing in stocks and securities would not be treated as qualifying income for purposes of the Qualifying Income Requirement. To date, such regulations have not been promulgated.


     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the excise tax, the Trust must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Trust intends to make its distributions in accordance with the calendar year distribution requirement. A dividend will be treated as paid on December 31 of the calendar year if it is declared by the Trust in October, November or December of the year, payable to shareholders of record on a date in such a month and paid by the Trust during January of the following year. Such dividends will be taxable to shareholders as of December 31 of the calendar year in which the dividends are declared, rather than during the calendar year in which the dividends are received. If the Trust elects to retain net capital gains and treat such gains as having been distributed, all or a portion of such gains may not be treated as having been timely distributed for purposes of satisfying the excise tax calendar year distribution requirement.

Distributions

     Dividends paid from investment company taxable income will be taxable to shareholders as ordinary income whether paid in cash or reinvested in the Trust's Shares. The Trust intends to distribute to its shareholders substantially all of its investment company taxable income, if any, for each year. It is anticipated that the Trust's income distributions will be paid annually in additional Shares unless the shareholder elects payment in cash.

     Distributions of the excess, if any, of net long-term capital gains over net short-term capital losses ("net capital gains") designated by the Trust as capital gain dividends will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in the Trust's Shares, regardless of how long the shareholders have held the Trust's Shares, and will not be eligible for the dividends received deduction for corporations. The Trust may elect to retain net capital gains. In such event, the Trust will be required to pay federal income taxes on the undistributed net capital gains, but intends to elect to treat such capital gains as having been distributed to shareholders. As a result, such amounts will be included in the gross income of the shareholders as long-term capital gains and shareholders will be able to claim their proportionate share of federal income taxes paid by the Trust on such gains as a credit against their own federal income tax liabilities, and will be entitled to increase the adjusted tax basis of their Shares of the Trust by an amount equal to 65% of the amount of the undistributed capital gains included in their gross income. Organizations or persons not subject to federal income tax on such capital gains (such as, generally, qualified pension and profit-sharing funds, including Individual Retirement Accounts and Keogh plans, and certain trusts, nonresident aliens and foreign corporations) will be entitled to a refund of their pro rata share of such taxes paid by the Trust upon filing appropriate returns or claims for refund with the Internal Revenue Service ("IRS"). Even if the Trust makes such an election, it is possible that the Trust may incur an excise tax as a result of not having distributed sufficient net capital gains.

     If the value of the Trust's Shares is reduced below a Shareholder's cost as a result of a distribution of investment company taxable income or net capital gains by the Trust, such distribution will be taxable to the shareholder. The price of Shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution of investment company taxable income or net capital gains will receive a distribution which will nevertheless be taxable to them.

     Dividends (not including capital gain dividends) received by corporate shareholders from the Trust qualify for the dividends received deduction for corporate shareholders to the extent the Trust designates the amount distributed as eligible for the deduction. The aggregate amount designated by the Trust cannot exceed the aggregate amount of dividends received by the Trust from domestic corporations for the taxable year, and the designation of dividend income must generally be the same for all Shares. Thus, unless 100% of the Trust's gross income constitutes qualified dividends, a portion of the dividends paid to corporate shareholders will not qualify for the dividends received deduction. The dividends received deduction for corporate shareholders may be further reduced if the Shares with respect to which dividends are received are treated as debt-financed or if either those Shares or the Shares of the Trust are deemed to have been held by the Trust or its shareholders, respectively, for less than 46 days.

     In addition to furnishing any other required tax statements, the Trust intends to send not later than 60 days after September 30 (the end of the tax and fiscal year of the Trust) written notices to shareholders regarding the tax status of all distributions made during such taxable year, the amount qualifying for the dividends received deduction for corporations and the amount of undistributed net capital gains and related tax credits.

Sale of Shares

     Generally, gain or loss realized upon the sale or exchange of Shares will be capital gain or loss if the Shares are capital assets in the shareholder's hands and generally will be long-term or short-term, depending upon the shareholder's holding period for the Shares. Investors should be aware that any loss realized upon the sale or exchange of Shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gain to the shareholder with respect to such Shares. In addition, any loss realized on a sale or exchange of Shares will be disallowed to the extent the Shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to the Plan. In such case, the basis of Shares acquired will be adjusted to reflect the disallowed loss.

Currency Fluctuations--"Section 988" Gains or Losses

     Under the Code, the gains or losses attributable to fluctuations in exchange rates which occur between the time the Trust accrues receivables or liabilities denominated in a foreign currency and the time the Trust actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of foreign currency or debt securities denominated in a foreign currency and on disposition of certain futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the currency, security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Trust's investment company taxable income to be distributed to its Shareholders as ordinary income.

     Certain futures and foreign currency contracts in which the Trust may invest are "section 1256 contracts". While gains or losses on section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses, certain foreign currency futures and foreign currency contracts may give rise to ordinary income or loss, as described below. Also, section 1256 contracts held by the Trust at the end of each taxable year (and, generally, for purposes if the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

Foreign Withholding Taxes

     Income received by the Trust from non-U.S. sources may be subject to withholding and other taxes imposed by other countries. Because it is not expected that more than 50% of the value of the Trust's total assets at the close of its taxable year will consist of stock and securities of non-U.S. corporations, it is not expected that the Trust will be eligible to elect to "pass-through" to the Trust's shareholders the amount of foreign income and similar taxes paid by the Trust. In the absence of such an election, the foreign taxes paid by the Trust will reduce its investment company taxable income, and distributions of investment company taxable income received by the Trust from non- U.S. sources will be treated as U.S. source income.

Backup Withholding

     The Trust may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Trust with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Certain persons are exempt from the backup withholding requirements. Questions relating to backup withholding should be directed to your tax adviser.

Foreign Shareholders

     U.S. taxation of a shareholder who, as to the U.S., is a non-resident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("foreign shareholder") depends on whether the income from the Trust is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     Income Not Effectively Connected. If the income from the Trust is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder (see "Taxation--Investments in Real Estate Investment Trusts"), which tax is generally withheld from such distributions.

     Distributions of capital gain dividends and amounts retained by the Trust which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a non-resident alien individual and is physically present in the U.S. for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of non-resident alien individuals who are physically present in the U.S. for more than the 182-day period only applies in exceptional cases, because any individual present in the U.S. for more than 182 days during the taxable year is generally treated as a resident for U.S. federal income tax purposes; in that case, he or she would be subject to U.S. federal income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a non-resident alien individual, the Trust may be required to withhold U.S. federal income tax at a rate of 31% of distributions of net capital gains unless the foreign shareholder certifies his or her non-U.S status under penalties of perjury or otherwise establishes an exemption. See "Backup Withholding" above. If a foreign shareholder is a non-resident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's Shares of the Trust in the U.S. will ordinarily be exempt from U.S. tax unless such shareholder is physically present in the U.S. for more than 182 days during the taxable year and meets certain other requirements.

     Income Effectively Connected. If the income from the Trust is "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, amounts retained by the Trust which are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares of the Trust will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Such foreign shareholders that are corporations may also be subject to the branch profits tax imposed by the Code.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Trust.

Other Taxes

     Distributions may also be subject to state, local and foreign taxes depending on each shareholder's particular situation. Shareholders should consult their own tax advisers with respect to their particular situation.


                       CUSTODIAN, TRANSFER AGENT, DIVIDEND
                         DISBURSING AGENT AND REGISTRAR

     The Trust's securities and cash are held under a custodian contract by State Street Bank and Trust Company (the "Custodian"), whose principal business address is 225 Franklin Street, Boston, Massachusetts 02110. Rules adopted under the Investment Company Act permit the Trust to maintain its securities and cash in the custody of certain eligible banks and securities depositories. Pursuant to those Rules, the Trust's portfolio of securities and cash, when invested in Foreign Securities, will be held by sub-custodians who have been approved by the Board in accordance with the Rules of the Commission following consideration of a number of factors, including, but not limited to, the relationship of the institution with the Custodian, the reliability and financial stability of the institution, the ability of the institution to perform capably custodial services for the Trust, the reputation of the institution in its national market, the political and economic stability of the countries in which the sub-custodians will be located and the risks of potential nationalization or expropriation of Trust assets.

     The Custodian also serves as Dividend Disbursing Agent, Transfer Agent and Registrar for Shares of the Trust.

                                    PART C

                              OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

   1. Financial Statements:

       (i) Report of Independent Public Accountants dated November 1, 1996
      (ii) Schedule of Investments as of September 30, 1996
     (iii) Balance Sheet as of September 30, 1996
      (iv) Statement of Operations as of September 30, 1996
       (v) Statement of Cash Flows as of September 30, 1996
      (vi) Statement of Changes in Net Assets as of September 30, 1996

   All other financial statements, schedules and historical financial information have been omitted as the subject matter is not required, not present, or not present in amounts sufficient to require submission.

   2. Exhibits:

      a.--Declaration of Trust, as amended.
      b.--By-Laws, as revised.
      c.--Not Applicable.
      d.--Specimen certificate for Shares of Beneficial Interest.* e.--Dividend Reinvestment Plan.
      f.--Not Applicable.
      g.--Investment Advisory Agreement.
      h.--Dealer Manager Agreement with respect to the offer by Registrant of the Rights to Shareholders.*
      i.--Not Applicable.
      j.--Custodian Agreement between the Registrant and State Street Bank and Trust Company.*
      k.--  (i) Transfer Agency Agreement between the Registrant and State
                Street Bank and Trust Company.*
           (ii) Information Agent Agreement.*
          (iii) Subscription Agent Agreement.*
      l.--Opinion and Consent of Dechert Price & Rhoads.* m.--Not Applicable.
      n.--Consent of Arthur Andersen LLP
      o.--Not Applicable.
      p.--Not Applicable.
      q.--Not Applicable.
     27.--Financial Data Schedule.
      *To be filed by amendment.

Item 25. Marketing Arrangements.

   See the form of Dealer Manager Agreement to be filed by amendment as Exhibit h to this Registration Statement.

Item 26. Other Expenses of Issuance and Distribution.

   The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration
Statement:

                  Registration fees                                                   $ 15,000
                  New York Stock Exchange listing fees                                $ 15,000
                  Printing                                                            $ 37,000
                  Fees and expenses of qualification under state securities laws
                   (including fees of counsel)                                        $  3,000
                  Accounting fees and expenses                                        $ 18,000
                  Legal fees and expenses                                             $128,000
                  NASD Fees                                                           $  7,000
                  Reimbursement of Dealer Manager's Expenses                          $ 94,000
                  Information Agent Fees                                              $ 22,000
                  Subscription Agent Fees                                             $ 10,000
                  Miscellaneous                                                       $ 19,000
                                                                                      --------
                  Total                                                               $368,000
                                                                                      ========

Item 27. Persons Controlled by or under Common Control with Registrant.

   Hambrecht & Quist Capital Management Incorporated, a California corporation ("HQCM"), owns 100% of the capital stock of Atlantic Investment Advisors, Inc., a Massachusetts corporation, and is a wholly-owned subsidiary of Hambrecht & Quist California, a California corporation. Hambrecht & Quist California is a wholly-owned subsidiary of Hambrecht & Quest Group. Although Hambrecht & Quist California by virtue of its greater than 25% ownership of the capital stock of HQCM might be deemed to be a control person of the Registrant, Hambrecht & Quist California is precluded from exercising any influence over the investment advisory services provided by HQCM to the Registrant and therefore specifically disclaims any such control relationship. Each of the following other entities might be deemed to be controlled by Hambrecht & Quist California:

                                                                                       Place of
                 Entity                          Basis of Common Control             Organization
                 ------                          -----------------------             ------------
H&Q Adobe Ventures                         100% ownership                          California
Management Corp.
H&Q London Ventures                        100% ownership                          California
Management Corp.
Hambrecht & Quist Asset Management Ltd.    100% ownership                          United Kingdom
Hambrecht & Quist B/D                      100% ownership                          California
Subsidiary Corp.
Hambrecht & Quist International            100% ownership                          California
Hambrecht & Quist                          100% ownership                          California
Investment Advisors, Inc.
Hambrecht & Quist Management               100% ownership                          California
Corporation
Hambrecht & Quist Saint Dominique, Inc.    100% ownership                          California
HMP Secured Lenders, Inc.                  100% ownership                          California
IEC Communications, Inc.                   100% ownership                          California
RvR Securities Corp.                       100% ownership                          California
VT Investors Inc.                          100% ownership                          California
Hambrecht & Quist Guaranty Finance, LLC    Greater than 25% ownership              California
Hambrecht & Quist L.L.C.                   Greater than 25% ownership              Delaware
Hambrecht & Quist Transition Capital,      Greater than 25% ownership              California
LLC
OptionsLink LLC                            Greater than 25% ownership              California
Hambrecht & Quist Saint Dominique          Greater than 25% ownership              France
                                             (owned 50% by Hambrecht & Quist
                                             Saint Dominique, Inc.)
H&Q AEI Investors, L.P.                    General Partner is Hambrecht &          California
                                            Quist  Management Corporation
H&Q AFC Investors, L.P.                    General Partner is Hambrecht &          California
                                            Quist  Management Corporation
H&Q Alliance Fund                          Sole General Partner                    California
H&Q Avail Investors, L.P.                  General Partner is Hambrecht &          California
                                            Quist  Management Corporation
H&Q Investment Partners                    Managing General Partner                California
H&Q Investors                              General Partner is Hambrecht &          California
                                            Quist  Management Corporation
H&Q London Ventures                        General Partner is H&Q Venture          United Kingdom
                                            Partners
H&Q Peerless Investors, L.P.               General Partner is Hambrecht &          California
                                            Quist  Management Corporation
H&Q Preview Media Investors, L.P.          General Partner is Hambrecht &          California
                                            Quist  Management Corporation
H&Q Promega Investors, L.P.                General Partner is Hambrecht &          California
                                            Quist  Management Corporation
H&Q Qualix Investors, L.P.                 General Partner is Hambrecht &          California
                                            Quist  Management Corporation
H&Q TGI Investors, L.P.                    General Partner is Hambrecht &          California
                                            Quist  Management Corporation
H&Q Venture Partners                       One of General Partners                 California
H&Q Ventures III                           General Partner is H&Q Investment       California
                                             Partners


                                                                                       Place of
                 Entity                          Basis of Common Control             Organization
                 ------                          -----------------------             ------------
H&Q Ventures International C.V.            General Partner is H&Q Venture          Netherland
                                            Partners                               Antilles
H&Q Ventures IV                            General Partner is H&Q Venture          California
                                            Partners
Hamist '82                                 General Partner                         California
Hamquist                                   General Partner                         California


Item 28. Number of Holders of Securities.


   As of September 30, 1996, the number of record holders of each class of securities of Registrant was as follows:

                                                              Number of
                          Title of Class                   Record Holders
                          --------------                   --------------
       Shares of beneficial interest, $.01 par value           873

Item 29. Indemnification.

   Under Article V of the Registrant's Declaration of Trust, any past or present Trustee or officer of Registrant will be indemnified against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a Trustee or officer of Registrant. This provision does not authorize indemnification when it is determined, in the manner specified in the Declaration, that the Trustee or officer would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Expenses of a Trustee or officer may be paid by Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by the Trustee or officer to repay the expenses to Registrant in the event that it is ultimately determined that indemnification of the Trustee or officer is not authorized under the Declaration.

   The Registrant will purchase insurance insuring its Trustees and officers against certain liabilities incurred in their capacity as such, and insuring the Registrant against any payments which it is obligated to make to such persons under the foregoing indemnification provisions.

   Reference is made to the Dealer-Manager Agreement to be filed by amendment as Exhibit h to this Registration Statement for provisions relating to indemnification of the Dealer-Managers.

   Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission (the "Commission") such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 30. Business and Other Connections of Investment Adviser.

   Hambrecht & Quist Capital Management Incorporated was organized in September, 1986 for the purpose of providing investment advisory services to H&Q Healthcare Investors (File Nos. 33-9880, 811-4889, 1-9294). Reference is made to "Trustees and Officers" in the Prospectus and to Schedule D of Part II of Form ADV, Uniform Application for Investment Adviser Registration, as amended from time to time, (File No. 801-28531) filed with the Commission for information concerning the business and other connections of Alan G. Carr, Director and President of the Investment Adviser.

Item 31. Location of Accounts and Records.

   Records are located at:


   1. Hambrecht & Quist Capital Management
      50 Rowes Wharf, Fourth Floor
      Boston, Massachusetts 02110-3328
      (Registrant's corporate records and records relating to its function as Investment Adviser to Registrant)


   2. State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02101
      (Records relating to its function as Custodian, Registrar, Transfer Agent and Dividend Disbursing Agent to Registrant;
      and most of Registrant's accounting and all records relating to its function as Registrant's accounting agent)

Item 32. Management Service.

   Not Applicable.

Item 33. Undertakings.

   1. Registrant hereby undertakes to suspend offering of the shares covered hereby until it amends its prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of this Registration Statement, or (2) its net asset value increases to an amount greater than its net proceeds as stated in such prospectus.

   2. Not Applicable.

   3. Not Applicable.

   4. Not Applicable.

   5. Registrant hereby undertakes that for the purposes of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

   6. Not Applicable.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 3rd day of January, 1997.


                                  H&Q HEALTHCARE INVESTORS
                                  (Registrant)



                                  By: /s/ Alan G. Carr
                                      ---------------------------------------
                                      President

Each person whose signature appears below hereby makes, constitutes and appoints Sheldon A. Jones, Joseph R. Fleming, Caroline Pearson and David C. Virnelli, and each of them, with full power in each to act without the other, his true and lawful attorneys-in-fact and agents, in his name, place and stead to execute on his behalf, as a Trustee and/or Officer of H&Q Healthcare Investors, any and all amendments and post-effective amendments to the Registration Statement on Form N-2 relating to shares of beneficial interest of H&Q Healthcare Investors, to be filed with the Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended, (the "Act") the Investment Company Act of 1940, as amended, (the "1940 Act") and any and all other instruments which said attorneys, or any of them, deem necessary or advisable to enable H&Q Healthcare Investors to comply with the Act, the 1940 Act, the rules, regulations and requirements of the SEC in respect of the registration under the Act of such shares, the registration of H&Q Healthcare Investors under the 1940 Act, and the securities or laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in furtherance of such purposes as fully as he or she might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, their or his or her substitute or substitutes may or shall lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


 /s/ Alan G. Carr                   Trustee and President        January 3, 1997
 --------------------------------
Alan G. Carr

/s/ William R. Hambrecht
 --------------------------------   Trustee                      January 3, 1997
William R. Hambrecht

/s/ Lawrence S. Lewin
 --------------------------------   Trustee                      January 3, 1997
Lawrence S. Lewin

/s/ Robert P. Mack, M.D.
 --------------------------------   Trustee                      January 3, 1997
Robert P. Mack, M.D.

/s/ Eric Oddleifson
 --------------------------------   Trustee                      January 3, 1997
Eric Oddleifson

/s/ Uwe E. Reinhardt, Ph.D.
 --------------------------------   Trustee                      January 3, 1997
Uwe E. Reinhardt, Ph.D.

/s/ Henri A. Termeer
 --------------------------------   Trustee                      January 3, 1997
Henri A. Termeer

/s/ Kimberley L. Carroll
 --------------------------------   Treasurer and Chief          January 3, 1997
Kimberley L. Carroll                  Financial Officer

                                EXHIBIT INDEX

               Exhibit
               -------
99.2a          --Declaration of Trust, as amended
99.2b          --By-Laws, as revised.
99.2c          --Not Applicable
99.2d          --Specimen certificate for Shares of Beneficial Interest*
99.2e          --Dividend Reinvestment Plan
99.2f          --Not Applicable
99.2g          --Investment Advisory Agreement
99.2h          --Dealer Manager Agreement with respect to the offer by Registrant of the
                Rights
                 to Shareholders*
99.2i          --Not Applicable
99.2j          --Custodian Agreement between the Registrant and State Street Bank and
                Trust Company*
99.2k          (i)   --Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company*
               (ii)  --Information Agent Agreement.*
               (iii) --Subscription Agent Agreement.*
99.2l          --Opinion and Consent of Dechert Price & Rhoads*
99.2m              --Not Applicable
99.2n          --Consent of Arthur Andersen LLP
99.2o          --Not Applicable
99.2p          --Not Applicable
99.2q          --Not Applicable
27.            --Financial Data Schedule


-------------

*To be filed by amendment.